UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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MAX CAPITAL GROUP LTD.

(Name of Registrant as Specified In Its Charter)

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Max House
2 Front Street
Hamilton HM 11
Bermuda

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 5, 2008

Notice is hereby given that the Annual General Meeting of Shareholders, which we refer to as the Meeting, of Max Capital Group Ltd., which we refer to as Max Capital, will be held at Max House, 2 Front Street, Hamilton HM 11, Bermuda, on May 5, 2008 at 1:00 p.m. local time, for the following purposes:

1.	To elect four Class 2 directors of Max Capital to serve until the annual general meeting of the shareholders of Max Capital in 2011.

2.	To authorize the election of one Class 2 director of Max Bermuda Ltd., a wholly-owned subsidiary of Max Capital, which we refer to as Max Bermuda, to serve until the annual general meeting of the shareholders of Max Bermuda in 2011.

3.	To ratify the appointment of KPMG, Hamilton, Bermuda, as Max Capital’s independent auditors for 2008.

4.	To authorize the ratification of the appointment of KPMG, Hamilton, Bermuda, as Max Bermuda’s independent auditors for 2008.

5.	To approve Max Capital’s 2008 Employee Stock Purchase Plans, which we refer to as the 2008 ESPPs.

6.	To approve an amendment to Max Capital’s bye-laws to permit for the holding by Max Capital of treasury shares.

7.	To approve the Max Capital 2008 Stock Incentive Plan, which we refer to as the 2008 Incentive Plan.

8.	To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

Only shareholders of record, as shown by the transfer books of Max Capital, at 5:00 p.m. Atlantic Time on February 29, 2008 will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

IF YOU WERE A STOCKHOLDER OF RECORD ON FEBRUARY 29, 2008, PLEASE VOTE IN ONE OF THE FOLLOWING FOUR WAYS WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING: (1) BY FOLLOWING THE INSTRUCTIONS CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS; (2) BY COMPLETING, SIGNING AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE; (3) BY COMPLETING YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE PROXY CARD; OR (4) BY COMPLETING YOUR PROXY ON THE INTERNET AT THE ADDRESS LISTED ON THE PROXY CARD. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE PROXY STATEMENT. YOUR SHARES WILL BE VOTED WITH THE INSTRUCTIONS CONTAINED IN THE PROXY STATEMENT. IF NO INSTRUCTION IS GIVEN, YOUR SHARES WILL BE VOTED “FOR” ITEMS 1, 2, 3, 4, 5, 6 AND 7 IN THE PROXY. FOR FURTHER INFORMATION CONCERNING THE INDIVIDUALS NOMINATED AS DIRECTORS, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE PROXY STATEMENT ON THE FOLLOWING PAGES.

By order of the Board of Directors,

W. Marston Becker
Chairman of the Board
March 19, 2008
Hamilton, Bermuda

MAX CAPITAL GROUP LTD.
(a Bermuda company)

Max House
2 Front Street
Hamilton HM 11
Bermuda

PROXY STATEMENT

ANNUAL GENERAL MEETING OF SHAREHOLDERS

Unless otherwise indicated or unless the context otherwise requires, all references in this Proxy Statement to “Max Capital,” “we,” “us,” “our” and similar expressions are references to Max Capital Group Ltd. Unless otherwise indicated or unless the context otherwise requires, all references in this Proxy Statement to entity names are as set forth in the following table:

Reference	Entity’s legal name
Max Bermuda	Max Bermuda Ltd.
Max Europe	Collectively: Max Europe Holdings Limited, Max Re Europe Limited and Max Insurance Europe Limited
Max Europe Holdings	Max Europe Holdings Limited
Max Re Europe	Max Re Europe Limited
Max Insurance Europe	Max Insurance Europe Limited
Max Diversified	Max Diversified Strategies Ltd.
Max Managers	Max Managers Ltd.
Max USA	Max USA Holdings Ltd.
Max Specialty	Max Specialty Insurance Company
Max Specialty Services	Max Specialty Insurance Services Ltd.
Max California	Max California Insurance Services Ltd.
Max Managers USA	Max Managers USA Ltd.
MCS Ireland	Max Capital Services Limited
MCS BDA	Max Capital Services BDA Ltd.
MCS USA	Max Capital Services USA LLC

This Proxy Statement is furnished in connection with the solicitation by the board of directors of Max Capital of proxies for use at the Annual General Meeting of Shareholders, which we refer to as the Meeting, of Max Capital to be held at Max House, 2 Front Street, Hamilton HM 11, Bermuda, on May 5, 2008 at 1:00 p.m., local time, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders.

On or about March 25, 2008, Max Capital first sent a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice, to shareholders who hold shares in “street name” through a bank, broker or other holder of record. On or about March 28, 2008, Max Capital first sent this Proxy Statement and the accompanying Notice of Annual General Meeting of Shareholders to registered shareholders and beneficial holders who had previously opted out of Notice delivery. All shareholders will have the ability to access this Proxy Statement and Max Capital’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission, which we refer to as the SEC, on February 19, 2008 by (i) accessing the website referred to in the Notice, (ii) accessing the website specified in the accompanying proxy voting card or (iii) requesting a printed set of these materials at no charge. Instructions on how to access these materials over the internet may be found in the Notice or the proxy voting card. To request a printed copy of these materials, please write to us at the address above.

VOTING SECURITIES AND VOTE REQUIRED

As of February 29, 2008, the record date for the determination of persons entitled to receive notice of and to vote at the Meeting, there were 56,841,221 common shares issued and outstanding, US$1.00 par value per share, of Max Capital. The common shares are our only class of equity securities outstanding and entitled to vote at the Meeting or any and all adjournments or postponements thereof.

Each common share held by a shareholder entitles such shareholder to one vote on each matter that is voted upon by poll at the Meeting or any adjournments thereof, subject to certain provisions of our bye-laws that reduce the total voting power of any United States, or U.S., shareholder owning, directly or indirectly, beneficially or otherwise, as described in our bye-laws, 9.5% or more of the common shares to less than 9.5% of the total voting power of our capital stock unless otherwise waived at the discretion of our board of directors. In addition, our board of directors may limit a shareholder’s voting rights where it deems it necessary to do so to avoid adverse tax, legal or regulatory consequences.

The reduction of such voting power may have the effect of increasing another shareholder’s voting power to more than 9.5%, thereby requiring a corresponding reduction in such other shareholder’s voting power. Because the applicability of the voting power reduction provisions to any particular shareholder depends on facts and circumstances that may be known only to the shareholder or related persons, we request that any holder of common shares with reason to believe that it is a shareholder whose common shares constitute 9.5% or more of the voting power of Max Capital, each of which we refer to as a 9.5% Shareholder, contact us promptly so that we may determine whether the voting power of such holder’s common shares should be reduced. By submitting a proxy, a holder of common shares will be deemed to have confirmed that, to its knowledge, it is not, and is not acting on behalf of, a 9.5% Shareholder. The directors of Max Capital are empowered to require any shareholder to provide information as to that shareholder’s beneficial ownership of common shares, the names of persons having beneficial ownership of the shareholder’s common shares, relationships with other shareholders or any other facts the directors may consider relevant to the determination of the number of common shares attributable to any person. The directors may disregard the votes attached to common shares of any holder who fails to respond to such a request or who, in their judgment, submits incomplete or inaccurate information. The directors retain certain discretion to make such final adjustments that they consider fair and reasonable in all the circumstances as to the aggregate number of votes attaching to the common shares of any shareholder to ensure that no person shall be a U.S. 9.5% Shareholder at any time.

The presence, in person or by proxy, of the holders of more than 50% of the issued and outstanding common shares as of February 29, 2008, the record date of the Meeting, is necessary to constitute a quorum at the Meeting. Assuming that a quorum is present, the affirmative vote of the holders of a simple majority of the common shares voting at the Meeting will be required to approve each of the matters to be voted upon at the Meeting.

With regard to any proposal, votes may be cast in favor of or against such proposal or a shareholder may abstain from voting on such proposal. Abstentions will be excluded entirely from the vote and will have no effect except that abstentions and “broker non-votes” will be counted toward determining the presence of a quorum for the transaction of business.

SOLICITATION AND REVOCATION

PROXIES IN THE FORM ATTACHED ARE BEING SOLICITED BY, OR ON BEHALF OF, THE BOARD OF DIRECTORS. THE PERSONS NAMED IN THE ATTACHED FORM OF PROXY HAVE BEEN DESIGNATED AS PROXIES BY THE BOARD OF DIRECTORS. Such persons designated as proxies are officers of Max Capital. Any shareholder desiring to appoint another person to represent him or her at the Meeting may do so by inserting such person’s name in the blank space provided on the attached form of proxy and delivering an executed proxy to the Secretary of Max Capital at the address indicated above before the time of the Meeting. It is the responsibility of the shareholder appointing such other person to represent him or her to inform such person of this appointment.

All common shares represented by properly submitted proxies that are not revoked will be voted in accordance with the instructions, if any, given thereon. If no instructions are provided in a properly submitted proxy, it will be voted FOR each of the proposals described herein and set forth on the accompanying form of proxy, and in accordance with the proxy holder’s best judgment as to any other business as may properly come before the Meeting. If a shareholder appoints a person other than the persons named in the accompanying form of proxy to represent him or her, such person should vote the shares in respect of which he or she is appointed proxy holder in accordance with the directions of the shareholder appointing him or her.

Proxies must be received by us prior to Friday, May 2, 2008 at 1:00 p.m. Atlantic Time. A shareholder may revoke his or her proxy at any time up to one hour prior to the commencement of the Meeting by filing a written revocation with the Secretary of Max Capital at our address set forth above, by delivering a properly submitted proxy bearing a later date or by appearing in person and voting by ballot at the Meeting. A shareholder may vote his or her shares in person even if he or she has submitted a proxy.

PROPOSAL ONE

ELECTION OF DIRECTORS OF MAX CAPITAL

Four individuals are to be elected as Class 2 directors of Max Capital at the Meeting. Although the size of our board of directors is currently fixed at 12 directors, our board of directors currently consists of 11 individuals, divided into three classes of approximately equal size: Class 1 (four directors), Class 2 (four directors) and Class 3 (three directors). There is currently one vacancy on our board of directors in Class 3 that has not been filled. As provided in our bye-laws, the term of the Class 2 directors will expire at the Meeting. The current Class 2 directors are Messrs. William H. Heyman (who is not seeking re-election), Willis T. King, Peter A. Minton and Steven M. Skala. Each of Messrs. King, Minton and Skala is a nominee for election as a Class 2 director at the Meeting. In addition, Mr. James H. MacNaughton is also a nominee for election as a Class 2 director at the Meeting. If elected, the term of each nominee will expire at our annual general meeting of shareholders in 2011. Our board of directors has no reason to believe any nominee will not continue to be a candidate or will not be able to serve as a director of Max Capital if elected. In the event that any nominee is unable to serve as a director, the proxy holders named in the accompanying proxy have advised that they will vote for the election of such substitute or additional nominee(s) as our board of directors may propose. Our board of directors unanimously recommends that you vote FOR the election of each of the nominees.

Set forth below is biographical information concerning each nominee for election as a director of Max Capital and each person who is continuing as a director of Max Capital, including each such individual’s principal occupation and the period during which such person has served as a director of Max Capital. Information about share ownership of each of the nominees can be found in the section titled Security Ownership of Certain Beneficial Owners, Officers and Directors below.

NOMINEES FOR DIRECTOR OF MAX CAPITAL WHOSE TERMS, IF ELECTED, WILL EXPIRE IN 2011:

Willis T. King, Jr., 64, has served as a director of Max Capital since September 1999 and was a director of Max Bermuda from September 1999 to May 2007. Mr. King is Chairman of First Protective Insurance Company, Lake Mary, Florida, a position he has held since March 1998. From June 1999 to November 2001, Mr. King was Chairman of the Board and Chief Executive Officer of Highlands Insurance Group. Mr. King has served as a director of SCPIE Holdings, Inc. (NYSE: SKP), a medical malpractice insurance company, since 1997. From 1997 to June 1999, Mr. King was a Vice Chairman of Guy Carpenter & Co. From 1984 to 1997, Mr. King held various positions at Willcox, Inc., including Chairman and Chief Executive Officer. From 1987 to 1997, Mr. King was a director of Johnson & Higgins, which was subsequently merged into Marsh & McLennan. Mr. King is a member of the Advisory Council, School of Public Health, The University of North Carolina, Chapel Hill.

James H. MacNaughton, 57, is a nominee for election as a director of Max Capital and was recommended to the Nominating and Corporate Governance Committee by non management directors. Mr. MacNaughton retired from Rothschild Inc. in March 2008 where he was a Senior Advisor. He was a Managing Director and Global Partner of Rothschild from 2001 to 2007. From 1979 through 2000, he was at Salomon Brothers Inc. where he held a variety positions including, for most of that time, Managing Director in Investment Banking. Mr. MacNaughton began his business career in 1973 at Republic National Bank of Dallas as Vice President and Commercial Lending Officer. He has served as a member of the Deutsche Asset Management (Deutsche Bank) International Insurance Advisory Council since 2006 and is a member of the Board of Directors of the Interboro Insurance Company. Mr. MacNaughton was admitted as a certified public accountant (Texas 1977), is a member of the International Insurance Society and the Board of Public Television Channel WLIW 21 serving New York City and Long Island, New York.

Peter A. Minton, 49, has served as a director of Max Capital and Max Bermuda since July 2004 and as Executive Vice President and Chief Operating Officer of Max Capital since October 2006. Mr. Minton joined Max Capital and Max Bermuda in April 2000 as Senior Vice President and Chief Risk Officer. He

was promoted to Executive Vice President in February 2001 and served as our Chief Risk Officer until February 2007. Mr. Minton has served as a director of Max Diversified since October 2001; a director of Max Europe Holdings, Max Re Europe, Max Insurance Europe, Max Managers, Max USA and Grand Central Re Limited, which we refer to as Grand Central Re, since 2006; and a director of Max Specialty, Max Specialty Services, Max California, Max Managers USA, MCS Ireland, MCS BDA and MCS USA since 2007. Mr. Minton has also served as Executive Vice President and Treasurer of Max USA since 2006. From 1999 to 2000, Mr. Minton was Managing Director and Head of Fixed Income Research for Scudder Kemper Investments. From 1996 to 1999, Mr. Minton was a Senior Vice President of Investments at General Reinsurance Company. From 1991 to 1996, Mr. Minton held the position of Principal and Head of Fixed Income Strategy at Morgan Stanley & Co. Incorporated. From 1984 to 1991, Mr. Minton was Vice President and Portfolio Manager at CMB Investment Counselors. Prior to joining CMB Investment Counselors, Mr. Minton was a tax planner in the Tax Department of Ernst & Whinney between 1981 and 1984.

Steven M. Skala, 52, has served as a director of Max Capital since May 2000 and was a director of Max Bermuda from May 2000 to May 2007. Mr. Skala is Vice Chairman of Deutsche Bank, AG, Australia and New Zealand, a position he has held since September 2004. Mr. Skala was a solicitor and a partner of Arnold Bloch Leibler, Melbourne, Australia from 1985 to 2004, and was a solicitor and partner of Morris Fletcher & Cross, Brisbane, Australia from 1982 to 1985. Mr. Skala was appointed Chairman and a non-executive director of Hexima Limited in May 2002, and Media & Gaming Pty. Ltd. (formerly Live Events Wireless Pty Ltd.) in February 2003. In June 2004, Mr. Skala became a non-executive director of Film Australia Limited, and in September 2004 he became its Chairman. Mr. Skala serves as a non-executive director of Deutsche Australia Limited, Wilson HTM Investment Group Limited, the Australian Broadcasting Corporation, the Centre for Independent Studies, and the Australian Ballet. He is a Member of the International Council of the Museum of Modern Art (New York) and is Vice President of The Walter & Eliza Hall Institute for Medical Research.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES ABOVE.

DIRECTORS OF MAX CAPITAL WHOSE TERMS WILL EXPIRE IN 2009:

Zack H. Bacon III, 55, has served as a director of Max Capital since its formation in July 1999 and also serves as Deputy Chairman of Max Capital. Mr. Bacon held the same positions at Max Bermuda from July 1999 to May 2007. Since August 2003, Mr. Bacon has served as the Chief Executive Officer, Chief Investment Officer and Managing Director of Alstra Capital Management, LLC, which we refer to as Alstra, our fund of funds advisor. Prior to the formation of Alstra in August 2003, Mr. Bacon was a member of the Board of Directors, a Managing Director and a member of the Investment Advisory Committee of Moore Capital Management, LLC, which we refer to as Moore Capital. Prior to joining Moore Capital, Mr. Bacon ran his own global macro firm for 13 years. From 1983 to 1985, Mr. Bacon managed the non-equity portfolio of Soros Fund Management Company, encompassing foreign exchange, global fixed income, commodity markets and all futures trading. Prior to 1983, Mr. Bacon was a Vice President at Goldman, Sachs & Co. where he traded in various fixed income and financial futures contracts for the proprietary accounts of the firm. Mr. Bacon became a Vice President after spending three years as a member of the Corporate Finance Department at Goldman. Mr. Bacon received a B.A. in English from the University of North Carolina at Chapel Hill in 1975, where he was elected to Phi Beta Kappa, and an M.B.A. from the Columbia Business School in 1977, where he was elected to Beta Gamma Sigma.

William Kronenberg III, 55, has served as a director of Max Capital since September 2006 and was a director of Max Bermuda from September 2006 until to May 2007. Since 2004, Mr. Kronenberg has been the Chief Executive Officer and principal owner of Professional Underwriters, a program administrator specializing in insurance for the public entity market segment. Since 2002, Mr. Kronenberg has also been a principal of Marsh Creek Corporate Services, a professional services company. From 1999 to 2002, Mr. Kronenberg was Chief Executive Officer of XL Environmental, Inc. (formerly ECS), an XL Capital Ltd. (NYSE: XL), or XL, which provides global insurance, reinsurance and financial risk services, and a director of XL America, Inc. From 1985 until its acquisition in 1999 by XL Capital, Mr. Kronenberg was owner, Chief Executive Officer and President of ECS, Inc., a company specializing in integrated environmental risk management solutions. Mr. Kronenberg also established ECS International, a London-based subsidiary and first environmental insurance underwriter in Europe. From 1975 to 1985, Mr. Kronenberg held several casualty-oriented underwriting positions with American International Group, concluding as the officer in charge of American International Group’s program unit. Mr. Kronenberg also serves on the board of directors of each of Camphill Soltane and the Stroud Water Research Center, both non-profit organizations. Mr. Kronenberg holds the designations of Certified Property and Casualty Underwriter (CPCU) and Certified Insurance Counselor (CIC).

James L. Zech, 50, has served as a director of Max Capital since December 1999 and was a director of Max Bermuda from December 1999 to May 2007. He has been a principal and the President and Investment Manager of High Ridge Capital, L.L.C., which we refer to as High Ridge, since its formation in 1995. In addition, in 2005 he became a partner in Northaven Management, Inc., a private investment firm focused on the financial services industry. From 1992 to 1995, Mr. Zech was an investment banker at S.G. Warburg & Co., Inc., where he was responsible for forming the U.S. Insurance Group as part of Warburg’s worldwide financial institutions practice. From 1988 to 1992, Mr. Zech was a member of the Insurance Investment Banking Group of Donaldson, Lufkin & Jenrette Securities Corporation.

DIRECTORS OF MAX CAPITAL WHOSE TERMS WILL EXPIRE IN 2010:

W. Marston Becker, 55, has been the Chairman and Chief Executive Officer of Max Capital since October 2006, Chairman of Max Bermuda since October 2006 and a director of Max Capital and Max Bermuda since April 2004. Mr. Becker has served as a director of Max USA since November 2006 and a director of Max Europe Holdings, Max Re Europe, Max Insurance Europe, Max Diversified and Max Managers since March 2007. From October 2006 through June 2007, Mr. Becker served as Chief Executive Officer of Max Bermuda. Since 2002, Mr. Becker has been Chairman and Chief Executive Officer of the run-off for LaSalle Holdings Re Limited, a Bermuda reinsurance company. From 2002 to 2005, Mr. Becker led the restructuring and wind-down of Trenwick Group, Ltd., a Bermuda insurance company, as its Chairman and Chief Executive Officer. In August 2003, Trenwick Group, Ltd. filed for protection under chapter 11 of the U.S. bankruptcy code. From 1996 to 1999, Mr. Becker was Chairman and Chief Executive Officer of Orion Capital Corporation until its sale in 1999 to Royal & SunAlliance, where he then served as Vice Chairman and a director of Royal & SunAlliance USA until 2000. Mr. Becker was President and Chief Executive Officer of an Orion Capital subsidiary from 1994 to 1996. From 2001 to 2004, Mr. Becker was non-executive Chairman of Hales & Company, a boutique insurance industry investment bank and private equity investor. Mr. Becker is Chairman and General Partner of West Virginia Media Holdings, which he co-founded in 2001. He is a director of Beazley Group plc (BEZ.L) and Selective Insurance Group, Inc. (Nasdaq: SIGI). He is also an Advisory Board member of the Conning Funds. Mr. Becker is licensed as a certified public accountant and an admitted attorney in West Virginia.

Gordon F. Cheesbrough, 55, has served as a director of Max Capital since May 2007. Mr. Cheesbrough is the managing partner of Blair Franklin Capital Partners, Inc., an independent financial advisory firm that he co-founded in 2003. Mr. Cheesbrough also serves as Chairman of the Board of Governors of North York General Hospital. From 1998 to 2002, Mr. Cheesbrough was President and Chief Executive Officer of Altamira Investment Services Inc. and served on the board of directors of the Canadian Tire Corporation from 1998 through 2007. From 1974 to 1998, Mr. Cheesbrough held several positions with McLeod Young Weir and its successors, Scotia McLeod and Scotia Capital Markets, including Chairman and Chief Executive Officer from 1993 to 1998.

K. Bruce Connell, 55, has served as a director of Max Capital since February 2007. Mr. Connell retired in 2002 after spending 13 years with XL. During his tenure with XL, Mr. Connell served as Executive Vice President and Group Underwriting Officer of XL Capital Ltd., Chief Executive Officer of XL Financial Products and Services Ltd., Executive Vice President and Chief Underwriting Officer of XL Re Ltd. (Bermuda) and Chief Underwriting Officer of XL Europe Ltd.

Mario P. Torsiello, 52, has served as a director of Max Capital since March 2000 and was a director of Max Bermuda from March 2000 to May 2007. Since November 2001, Mr. Torsiello has been President and Chief Executive Officer of Torsiello Capital Advisors Inc. and Torsiello Securities, Inc. (and their predecessor companies), advisory and investment banking firms specializing in insurance, asset management and other financial services. From September 2000 to November 2001, Mr. Torsiello served as Managing Director and Head of North American Insurance Practice of Dresdner Kleinwort Wasserstein, Inc. (formerly known as Wasserstein Perella & Co. Inc.). From December 1999 to September 2000, Mr. Torsiello served as President and a director of INDC Group Inc., a California-based insurance company formed to offer a broad line of consumer orientated insurance products through the Internet. From 1987 to 1999, Mr. Torsiello was an investment banker at Salomon Smith Barney Inc., having served as Managing Director from 1995 and Co-Head of the Insurance Group from 1997 to 1999. Mr. Torsiello also served as a member of the firm’s Capital Commitments Committee from 1995 to 1999. Prior to joining Salomon Smith Barney, Mr. Torsiello was a Senior Manager in KPMG’s New York insurance accounting and audit services unit. Mr. Torsiello is a member of the Board of Advisors of Fordham College of Business Administration, a member of the President’s Council of Fordham University and a member of the Board of Trustees of the New York School for the Deaf. Mr. Torsiello is a registered securities principal with FINRA and the SEC, and is licensed as a certified public accountant and as a reinsurance broker in the State of New York.

Executive Officers Who Are Not Directors

Set forth below is biographical information concerning each executive officer who is not a director.

Sarene A. Bourdages, 37, joined Max Capital and Max Bermuda in November 2002 as Vice President and Counsel and currently serves as Executive Vice President and General Counsel of Max Capital. Ms. Bourdages has served as corporate secretary of Max USA since November 2006, Max Capital and Max Bermuda since February 2007, Max Managers and Max Diversified since March 2007 and MCS BDA and MCS USA since December 2007. From 1999 to 2002, Ms. Bourdages was an associate at Akin Gump Strauss Hauer & Feld LLP in New York. From 1996 to 1999, she worked in international tax consulting at KPMG LLP. She is a member of the New York Bar.

Angelo M. Guagliano, 54, has been the President and Chief Executive Officer and a director of Max Bermuda since June 2007 and a director of Max Europe Holdings, Max Re Europe and Max Insurance Europe since June 2007. Mr. Guagliano joined Max Bermuda in January 2003 as Managing Director and Chief Underwriting Officer Bermuda Insurance Operations. From March 2005 through June 2007, he held the position of President of the Insurance Division and Chief Underwriting Officer. From January 1995 to December 2002, Mr. Guagliano held various management positions at XL Insurance (Bermuda) Ltd., including Executive Vice President, Country Manager and Chief Excess Liability Underwriter and Manager. From 1988 to 1995, Mr. Guagliano worked for Reliance National in New York in their E&S Primary Unit. From 1981 to 1988, Mr. Guagliano worked as a Casualty Facultative Underwriter for Prudential Reinsurance Corporation and as an Excess Liability Underwriter for the Royal Insurance Company. Mr. Guagliano began his underwriting career with Harford Insurance Company in 1979.

Joseph W. Roberts, 37, joined Max Capital and Max Bermuda in May 2002 as Vice President and Controller and since April 1, 2007 has been Executive Vice President and Chief Financial Officer of Max Capital. Mr. Roberts has also serves as a director of Max Europe Holdings, Max Re Europe and Max Insurance Europe since June 2007 and was appointed President of Grand Central Re in April 2007. Prior to joining Max Capital, he was a vice president for Overseas Partners Re Ltd. From 1994 to 2001, Mr. Roberts worked with KPMG, most recently as a senior manager, where he specialized in providing assurance-based services to the financial services sector. From 1987 to 1994, Mr. Roberts worked in public accounting in London, primarily with Moore Stephens. He is a member of the Institute of Chartered Accountants in England and Wales.

N. James Tees, 49, has been Executive Vice President, Finance and Investments of MCS since February 2008 and served as Max Capital’s Executive Vice President and Chief Risk Officer from February 2007 through February 2008. Mr. Tees joined Max Capital and Max Bermuda in April 2000 as Senior Vice

President and Controller, and also served as Senior Vice President and Treasurer. Mr. Tees also served as corporate secretary of Max Capital, Max Bermuda, Max Managers and Max Diversified from 2000 to 2007. From 1991 to 2000, Mr. Tees was employed by Stockton Holdings Limited, a reinsurance business pursuing a diversified, global investment strategy and served in several roles, including Vice President and Controller prior to joining Max Capital. Mr. Tees, a CPA, began his career in 1980 at the public accounting firm of Coopers & Lybrand, where he started working as a staff accountant and advanced to senior audit manager. Mr. Tees is a member of both the American and Pennsylvania Institute of Certified Public Accountants.

Stephen J. Vaccaro, Jr. 59, has served as Chief Executive Officer and a director of Max Specialty since April 2007, Executive Vice President and a director of Max USA since May 2007 and December 2006, respectively, Chief Executive Officer and a director of Max California since April 2007 and Chief Executive Officer, President and a director of Max Specialty Services since May 2007. From December 2006 through April 2007, Mr. Vaccaro served as Chief Executive Officer of Max USA. Prior to joining Max USA, Mr. Vaccaro was President of the Specialty Underwriting Division of American Wholesale Insurance Group, where he was responsible for program operations and underwriting facilities. From 1995 to 2004, Mr. Vaccaro was President and Chief Operating Officer of the Essex Insurance Company, a subsidiary of the Markel Corporation, an international property and casualty holding company. Mr. Vaccaro started his career in 1970 in New York with Chubb and Son and has held various management positions over the years with AIG, Home Insurance Company and Industrial Indemnity Insurance.

Composition, Meetings and Committees of the Board of Directors

Our board of directors currently has 11 members, the majority of whom the board of directors has affirmatively determined, by resolution of the board of directors as a whole, are not officers or employees of Max Capital or its subsidiaries or individuals having a relationship that, in our board of directors’ opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and are therefore considered “independent” in accordance with Nasdaq Global Select Market listing standards. The directors and director nominee that our board of directors has determined to be independent in accordance with the foregoing standards are Messrs. Connell, Cheesbrough, Heyman, King, Kronenberg, Skala, Torsiello, MacNaughton and Zech. The board of directors has established five committees consisting of the: Audit and Risk Management Committee, which we refer to as the ARMC; Compensation Committee; Executive Committee; Finance and Investment Committee; and Nominating and Corporate Governance Committee. The board of directors has adopted a charter for each of its committees, each of which is posted on our website at www.maxcapgroup.com. The current members of the committees are identified in the table below:

Director	Audit and Risk Management Committee	Compensation Committee	Executive Committee	Finance and Investment Committee	Nominating and Corporate Governance Committee
Zack H. Bacon III			X	X
W. Marston Becker			X(Chairman)	X
Gordon F. Cheesbrough				X (Chairman)
K. Bruce Connell	X
William H. Heyman*
Willis T. King, Jr.		X (Chairman)			X
William Kronenberg III	X	X
Peter A. Minton				X
Steven M. Skala		X			X
Mario P. Torsiello	X (Chairman)	X	X
James L. Zech	X				X (Chairman)
James H. MacNaughton**

*	Mr. Heyman is not seeking re-election at the Meeting.

**	Mr. MacNaughton, if elected, is expected to be a member of the ARMC.

Meetings

The board of directors and its committees held the following number of meetings during the fiscal year ended December 31, 2007:

Board of Directors	4
Audit and Risk Management Committee	4
Compensation Committee	4
Executive Committee	0
Finance and Investment Committee	4
Nominating and Corporate Governance Committee	3

Each of our directors attended in person, or by telephone from outside of the United States, at least 75% of the total number of meetings of the board of directors and any committee on which he served. It is our policy that directors are expected to attend the annual general meeting of shareholders in the absence of a scheduling conflict or other valid reason. With the exception of Mr. John Barber, all of our directors then in office attended in person, or by telephone from outside of the United States, the 2007 annual general meeting of shareholders held on May 4, 2007.

Audit and Risk Management Committee

The ARMC is composed entirely of non-management directors, each of whom the board of directors has determined is independent in accordance with Nasdaq Global Select Market listing standards and applicable rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. The ARMC is governed by a written charter approved by our board of directors. The primary purpose of the ARMC is to assist the board of directors in (i) monitoring the integrity of our financial statements, (ii) monitoring the independent auditor’s qualifications and independence, and in connection therewith, has the sole authority to appoint or replace our independent auditors, (iii) monitoring the performance of our internal audit function and independent auditors and (iv) overseeing our compliance with legal and regulatory requirements. Each of Messrs. Kronenberg, Torsiello and Zech have been designated as an “audit committee financial expert” as defined in Section 407 of the Sarbanes-Oxley Act of 2002. The Audit and Risk Management Committee Charter, which was amended in May 2007, is set forth on Annex A attached hereto.

Compensation Committee

Each of the directors comprising our Compensation Committee has been determined by the board of directors to be independent in accordance with Nasdaq Global Select Market listing standards. Our Compensation Committee (i) discharges, as delegated by the board of directors, the board of directors’ responsibilities relevant to compensation of our Chief Executive Officer, (ii) reviews, approves and determines non-Chief Executive Officer remuneration, including compensation, incentive-compensation and equity-based compensation, (iii) produces a committee report on executive compensation and reviews the disclosures in the Compensation Discussion and Analysis as required by the SEC to be included in this proxy statement, (iv) administers our equity based compensation plans and (v) performs such other functions as the board of directors may from time to time assign to it. Under the Max Capital Group Ltd. 2000 Stock Incentive Plan, as amended, which we refer to as our 2000 Incentive Plan, our Compensation Committee has the authority to grant Awards (as defined in our 2000 Incentive Plan to include options, restricted shares, restricted share units, share purchases, share awards or any other awards based on the value of our common shares) and will have the same authority under the Max Capital Group Ltd. 2008 Stock Incentive Plan, or the 2008 Incentive Plan, if approved by our shareholders at the Meeting. Our Compensation Committee also reviews and approves contractual employment and compensation arrangements with executive officers and other members of senior management and oversees the administration of our employee benefits and benefit plans.

Executive Committee

During the intervals between meetings of our board of directors, the Executive Committee may exercise the powers of the board of directors to act upon any matters that, in the opinion of the chairman of the board of directors, should not be postponed until the next scheduled meeting of the board of directors. The Executive Committee is precluded from acting on matters that are (i) deemed impermissible for the Executive Committee to act upon by our memorandum of association and bye-laws, applicable law, regulation or stock exchange rules or (ii) properly reserved to the board of directors or to another committee of the board of directors.

Finance and Investment Committee

The Finance and Investment Committee oversees our board of directors’ responsibilities relating to our financial affairs and makes recommendations to the board of directors in connection with our investment guidelines, investment managers, investment asset allocations and financing activities. As part of this function, the Finance and Investment Committee also reviews and makes recommendations regarding our dividend policy, share repurchase program, capital expenditure budgets, corporate acquisitions, divestitures and joint ventures.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed entirely of non-management directors, each of whom our board of directors has determined is independent in accordance with Nasdaq Global Select Market listing standards. The Nominating and Corporate Governance Committee (i) identifies individuals qualified to become members of the board of directors, (ii) recommends to the board of directors individuals to serve as directors and on committees of the board of directors, (iii) advises our board of directors with respect to composition, procedures and committees, (iv) evaluates and makes recommendations to our board of directors with respect to the compensation of directors, (v) oversees the evaluation of the board of directors, (vi) develops and recommends to the board of directors and annually reviews corporate governance guidelines applicable to the company and (vii) performs such other functions as the board of directors may from time to time assign to it.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders. Any shareholder wishing to nominate a candidate for director at a shareholders’ meeting must submit a proposal as described under “Additional Information—Shareholder Proposals for Annual Meeting of Shareholders in 2009” and furnish certain information about the proposed nominee. Candidates must have a minimum of 10 years of executive level experience, but otherwise there are no minimum requirements for nominees. The Nominating and Corporate Governance Committee’s goal is to recommend individuals that have high ethical standards combined with the experience and expertise that, when added to the experience and expertise of the other members of our board of directors, will result in the board of directors as a whole having experience and expertise in the various areas within which our board of directors is called to operate. The shareholder submission should be addressed to the Secretary of Max Capital at the address that appears on the first page of this Proxy Statement. There have been no modifications to the procedure by which security holders may recommend nominees since we last provided this disclosure.

Additional Committee Members

Additional committee members may be added from time to time. The composition of any or all committees may change, subject to the results of elections of directors at shareholders’ meetings or for other reasons. Additionally, we may from time to time form other committees as circumstances warrant. Such committees will have the authorities and responsibilities as delegated by our board of directors.

Shareholder Communications

Max Capital has adopted a formal process by which shareholders may communicate directly to directors, in which any communication sent to a director or directors in care of the Secretary of Max Capital is forwarded to the specified director or directors. There is no screening process, other than to confirm that the sender is a shareholder, and all shareholder communications that are received by the Secretary of Max Capital for the attention of a director or directors are forwarded to the director or directors, with a copy to the chairman of the ARMC.

Security Ownership of Certain Beneficial Owners, Officers and Directors

The following table sets forth information as of February 29, 2008 with respect to the beneficial ownership, as defined in Rule 13(d) under the Exchange Act, of our common shares and the applicable voting rights attached to such share ownership in accordance with our bye-laws by (i) each person known by us to beneficially own, as defined in Rule 13d-3 under the Exchange Act, 5% or more of our outstanding common shares, (ii) each director and nominee for director, (iii) each named executive officer (as defined below under “Compensation Discussion and Analysis”) and (iv) all executive officers, directors and director nominees as a group. As of February 29, 2008, there were 56,841,221 common shares issued and outstanding. For purposes of the following table and the footnotes thereto, the term “currently exercisable” means exercisable as of February 29, 2008 or within 60 days following such date.

Name and Address of Beneficial Owner (1)	Number of Common Shares		Percent of Class (2)
Louis Moore Bacon Moore Holdings, LLC (“Moore Holdings”) 1251 Avenue of the Americas, 53rd Floor New York, NY 10020 USA	11,078,119	(3)	18.1%
Entities affiliated with Moore Capital Management, LLC (other than Moore Holdings, LLC) 1251 Avenue of the Americas, 53rd Floor New York, NY 10020 USA	2,333,334	(4)	4.1%
T. Rowe Price Associates, Inc. (“Price Associates”) 100 East Pratt Street Baltimore, MD 21202 USA	3,118,300	(5)	5.5%
W. Marston Becker	304,333	(6)	*
Angelo M. Guagliano	198,800	(7)	*
Keith S. Hynes	532,828	(8)	*
Peter A. Minton	456,185	(9)	*
Joseph W. Roberts	36,090	(10)	*
Stephen J. Vaccaro, Jr.	0	(11)	*
Zack H. Bacon III	202,000	(12)	*
Gordon F. Cheesbrough	2,000	(13)	*
K. Bruce Connell	4,000	(14)	*
William H. Heyman	18,120	(15)	*

Name and Address of Beneficial Owner (1)	Number of Common Shares		Percent of Class (2)
Willis T. King, Jr.	60,000	(16)	*
William Kronenberg III	94,333	(17)	*
James H. MacNaughton	0		*
Steven M. Skala	46,666	(18)	*
Mario P. Torsiello	60,000	(19)	*
James L. Zech	363,647	(20)	*
All directors, nominees and executive officers, as a group (18 persons)	2,539,867	(21)	4.4%

*	Less than 1%

(1)	Unless otherwise stated, the address for each beneficial owner is c/o Max Capital Group Ltd., Max House, 2 Front Street, Hamilton HM 11, Bermuda.

(2)	Computed on the basis of (i) 56,841,221 shares outstanding as of February 29, 2008, plus (ii) options exercisable within 60 days thereafter and (iii) warrants exercisable within 60 days thereafter. Our bye-laws reduce the total voting power of any U.S. shareholder owning, directly or indirectly, beneficially or otherwise, as described in our bye-laws, 9.5% or more of the common shares to less than 9.5% of the total voting power of our capital stock unless otherwise waived at the discretion of the board of directors. As a result of the application of our bye-laws, the combined voting power of Moore Holdings, together with its affiliates, Moore Global Investments, Ltd. and Remington Investment Strategies, L.P., which we refer to collectively as the Moore Group, is now limited to less than 9.5%, which results in the increase of the voting power of other shareholders. Pursuant to our bye-laws, the voting power of other shareholders, in aggregate, is increased by the same number of votes held by the Moore Group that are subject to the voting limitation. Such increase applies to each of the other shareholders in proportion to its voting power as determined on any applicable record date, provided that such increase will be limited to the extent necessary to avoid causing any U.S. shareholder to have 9.5% or more voting power. Our bye-laws also limit the number of our common shares that may be owned by any person to less than 9.5% of our total common shares outstanding, unless otherwise waived by the board of directors. Our board of directors has waived this ownership limitation with respect to the Moore Group.

(3)	Includes warrants to acquire 4,411,452 common shares beneficially owned by Moore Holdings. Does not include 1,666,667 common shares beneficially owned by Moore Global Investments, Ltd., which we refer to as MGI, or 666,667 common shares beneficially owned by Remington Investment Strategies, L.P., which we refer to as Remington. Does not include 235,333 common shares owned by family members of Mr. Louis Bacon including 200,000 common shares owned by Mr. Zack Bacon, his brother. Mr. Louis Bacon, as the controlling member of Moore Holdings, may be deemed to beneficially own the common shares and warrants to acquire common shares beneficially owned by Moore Holdings.

(4)	Consists of 1,666,667 common shares held of record or beneficially by MGI and 666,667 common shares held of record or beneficially by Remington. Moore Capital exercises voting and investment power with respect to portfolio assets held for the account of MGI. Moore Capital Advisors, L.L.C. is the sole general partner of Remington. Mr. Louis Bacon is the majority shareholder of Moore Capital and is the majority equity holder of Moore Capital Advisors, L.L.C. As a result, Mr. Louis Bacon may be deemed to be the beneficial owner of the aggregate shares held of record or beneficially by MGI and Remington. Does not include 6,666,667 common shares or warrants to acquire 4,411,452 common shares beneficially owned by Moore Holdings as described in footnote 3.

(5)	Price Associates’ beneficial ownership of our common shares is based solely on a Form 13G filed by Price Associates on February 12, 2008. These common shares are owned by various individual and institutional investors including T. Rowe Price Mutual Funds, which Price Associates serves as investment advisor with power to direct investments and/or sole power to vote the common shares. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of these common shares, however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such common shares.

(6)	Includes 73,667 common shares owned by Mr. Becker and 2,000 common shares owned by the Becker Family Limited Partnership, of which Mr. Becker is a controlling partner. Includes (i) 226,666 common shares issuable upon the exercise of options issued under our 2000 Incentive Plan that are currently exercisable and (ii) 2,000 restricted common shares that vest within 60 days following February 29, 2008. Does not include (i) 108,334 common shares issuable upon the exercise of options under our 2000 Incentive Plan that are not currently exercisable and (ii) 105,826 restricted common shares issued under our 2000 Incentive Plan that remain subject to vesting provisions.

(7)	Includes 82,763 common shares issuable upon the exercise of options issued under our 2000 Incentive Plan that are currently exercisable. Does not include 138,114 restricted common shares issued under our 2000 Incentive Plan that remain subject to vesting provisions.

(8)	Mr. Hynes was an Executive Vice President and Chief Financial Officer of the company until his resignation effective March 31, 2007. Includes (i) 105,819 common shares issuable upon the exercise of options issued under our 2000 Incentive Plan that are currently exercisable and (ii) 14,137 restricted common shares that vest within 60 days following February 29, 2008. Does not include 5,863 restricted common shares issued under our 2000 Incentive Plan that will be forfeited on March 31, 2008.

(9)	Includes (i) warrants that are currently exercisable to acquire 116,652 common shares and (ii) 110,000 common shares issuable upon the exercise of options issued under our 2000 Incentive Plan that are currently exercisable. Does not include 91,182 restricted common shares issued under our 2000 Incentive Plan that remain subject to vesting provisions.

(10)	Includes 12,090 common shares issuable upon the exercise of options issued under our 2000 Incentive Plan that are currently exercisable. Does not include 80,556 restricted common shares issued under our 2000 Incentive Plan that remain subject to vesting provisions.

(11)	Does not include (i) 300,000 common shares issuable upon the exercise of options under our 2000 Incentive Plan that are not currently exercisable and (ii) 100,000 restricted common shares issued under our 2000 Incentive Plan that remain subject to vesting provisions.

(12)	Includes 2,000 restricted common shares that vest within 60 days following February 29, 2008. 200,000 common shares beneficially owned by Mr. Zack Bacon have been pledged to HSBC Bank USA pursuant to that certain Pledge and Hypothecation Agreement dated March 12, 2002. Mr. Zack Bacon disclaims any beneficial interest in the common shares beneficially owned by Mr. Louis Bacon, Moore Holdings and entities affiliated with Moore Capital. Does not include 4,000 restricted common shares issued under our 2000 Incentive Plan that remain subject to vesting provisions.

(13)	Consists of 2,000 common shares held by PSV Investments Ltd., an entity controlled by Mr. Cheesbrough. Does not include 2,000 restricted common shares issued under our 2000 Incentive Plan that remain subject to vesting restrictions.

(14)	Consists of 4,000 shares owned by Mr. Connell’s wife. Does not include 2,000 restricted common shares issued under our 2000 Incentive Plan that remain subject to vesting restrictions.

(15)	Includes (i) 2,000 common shares issuable upon the exercise of options issued under our 2000 Incentive Plan that are currently exercisable and (ii) 2,000 restricted common shares that vest within 60 days following February 29, 2008. Does not include 4,000 restricted common shares issued under our 2000 Incentive Plan that remain subject to vesting provisions. Does not include 1,058,833 common shares beneficially owned by a subsidiary of The Travelers Companies, Inc., as to which Mr. Heyman, as an affiliate thereof, disclaims any beneficial ownership.

(16)	Includes (i) 18,000 common shares issuable upon the exercise of options issued under our 2000 Incentive Plan that are currently exercisable and (ii) 2,000 restricted common shares that vest within 60 days following February 29, 2008. Does not include 4,000 restricted common shares issued under our 2000 Incentive Plan that remain subject to vesting restrictions.

(17)	Does not include 4,000 restricted common shares issued under our 2000 Incentive Plan that remain subject to vesting restrictions.

(18)	Includes (i) 26,666 common shares beneficially owned by Stockmoor Pty. Ltd., as to which Mr. Skala has a beneficial interest as the sole director thereof and as a beneficiary of a trust, the trustee of which is a shareholder in the ultimate holding company of Stockmoor Pty. Ltd., (ii) 18,000 common shares issuable upon the exercise of options issued under our 2000 Incentive Plan that are currently exercisable and (iii) 2,000 restricted common shares that vest within 60 days following February 29, 2008. Does not include 4,000 restricted common shares issued under our 2000 Incentive Plan that remain subject to vesting provisions.

(19)	Includes (i) 18,000 common shares issuable upon the exercise of options issued under our 2000 Incentive Plan that are currently exercisable and (ii) 2,000 restricted common shares that vest within 60 days following February 29, 2008. Does not include 4,000 restricted common shares issued under our 2000 Incentive Plan that remain subject to vesting provisions.

(20)	Includes (i) 18,000 common shares issuable upon the exercise of options issued under our 2000 Incentive Plan that are currently exercisable, (ii) 188,538 shares held in trust for the benefit of family members and (iii) 2,000 restricted common shares that vest within 60 days following February 29, 2008. Does not include 4,000 restricted common shares issued under our 2000 Incentive Plan that remain subject to vesting provisions.

(21)	Includes (i) warrants that are currently exercisable to acquire 168,652 common shares, (ii) options to acquire 660,618 common shares that are currently exercisable and (iii) 28,137 restricted common shares that vest within 60 days following February 29, 2008. Does not include (A) options to acquire 408,334 common shares that are not currently exercisable and (B) 617,770 restricted common shares issued under our 2000 Incentive Plan that remain subject to vesting provisions.

Certain Relationships and Related Transactions

Policies and Procedures Dealing with the Review, Approval and Ratification of Related Party Transactions

In February 2008, the ARMC adopted a written policy, which was approved by our board of directors and replaced the ARMC’s prior policy, for the review, approval and ratification of transactions with related persons. The policy covers related party transactions between us and any of our executive officers and directors or their affiliates. Related party transactions covered by this policy are reviewed by the ARMC to determine whether the transaction is in the best interests of our company and our shareholders. Subsequent to the adoption of the policy above, we have followed this policy regarding all reportable related party transactions.

Described below are transactions we have entered into with parties that are related to us. We believe that each of the transactions described below was on terms no less favorable to us than we could have obtained from unrelated parties.

Transactions and Relationships with Directors and their Affiliates

Alstra, an affiliate of Mr. Bacon, has served as fund of funds advisor for Max Diversified since April 1, 2004. Prior to October 1, 2005, Alstra was a subsidiary of Moore Capital, an affiliate of one of our significant shareholders. As of October 1, 2005, the senior management team of Alstra became the majority shareholders of Alstra. Mr. Bacon is a member of the Finance and Investment Committee of our board of directors, which is responsible for, among other things, making recommendations to our board of directors regarding the selection of investment managers and custodians for our investable assets. Mr. Bacon may have interests that are different from, or in addition to, our interests.

For the year ended December 31, 2007, Alstra received $14.7 million in fees as the fund of funds advisor for Max Diversified. Max Diversified pays Alstra a fee of 70 basis points plus 7.5% of the return in excess of a 10% threshold on the net asset value of funds in which Max Diversified is invested. Max Diversified had approximately $47.5 million invested in funds managed directly by Moore Capital or its affiliates and approximately $1,131.6 million invested in other funds as of December 31, 2007. Moore Capital received aggregate management and incentive fees of $6.9 million in respect of Max Diversified’s assets invested in underlying funds managed by Moore Capital or its affiliates for the year ended December 31, 2007.

Since May 2005, Mr. Heyman, a director of our company who is not seeking re-election, has been Vice Chairman and Chief Investment Officer of The Travelers Companies, Inc. (formerly The St. Paul Travelers Companies) and, from May 2002, he was Executive Vice President and Chief Investment Officer of that company. A subsidiary of The Travelers Companies, Inc. is one of our shareholders.

Mr. Zech, a director of our company, serves as principal of High Ridge Capital, L.L.C., an affiliate of High Ridge Capital Partners II, L.P., which was one of our shareholders until February 2008. Mr. Zech is also an employee of Northaven Management Inc. and a member of Northaven Associates, LLC, the manager and general partner, respectively, of four entities that were shareholders of Max Capital until February 2008.

As an insurer and reinsurer with clients worldwide, in the ordinary course of business, we routinely insure and reinsure affiliates of our directors.

Transactions with Grand Central Re

Mr. Minton, our Chief Operating Officer and a director, became a director of Grand Central Re in 2006. Mr. Roberts, our Chief Financial Officer, became President of Grand Central Re in April 2007. For services under the insurance management agreement between Max Managers and Grand Central Re, Max Managers received fees of $0.8 million in the year ended December 31, 2007.

Max Bermuda entered into a quota share retrocession agreement with Grand Central Re, effective as of January 1, 2002, that requires each of Max Bermuda and Grand Central Re to retrocede a portion of their respective gross premiums written from certain transactions to the other party in order to participate on a co-insurance basis. Effective January 1, 2004, the quota share arrangement with Grand Central was amended to suspend new business. Max Bermuda also entered into an aggregate stop loss contract with Grand Central Re, effective January 1, 2003, whereby Grand Central Re provided aggregate reinsurance protection to Max Bermuda on one of its underlying reinsurance contracts. The underlying contract was commuted in 2007 and as a result the loss recoverable from Grand Central Re was adjusted to a final settlement and we terminated the aggregate stop loss agreement. In December 2004, Grand Central Re applied to the Bermuda Monetary Authority to change its status from a Class 4 composite insurer to a Class 3 composite insurer and currently has no plans to continue business.

Shareholders’ Agreement and Registration Rights

Pursuant to a shareholders’ agreement dated as of December 22, 1999, Moore Holdings is entitled to require us to register their holdings of our common shares under the Securities Act of 1933, as amended. Moore Holdings will be permitted to demand up to three registrations on Form S-1, or similar long-form registrations, and an unlimited number of demand registrations under Forms S-2 or S-3, or similar short-form registrations, provided that we will not be required to effect more than two demand registrations in any 12-month period. In addition, each long-form registration must have an aggregate offering price of at least $50 million, which amount includes the aggregate offering price of common shares included in such registration by any other shareholders. The shareholder agreement also provides certain shareholder piggyback rights to include their shares in registration statements covering shares to be offered by Max Capital or other shareholders, subject to cutbacks as further described in the shareholders’ agreement. The exercise of demand and piggyback rights are subject to such other limitations and conditions as are customary in registration rights agreements.

Ownership and Voting Limitations

Pursuant to Max Capital’s bye-laws, less than 9.5% of the common shares may be owned by any person, which we refer to as the Ownership Limitation, or voted by any U.S. shareholder, which we refer to as the Voting Limitation, unless otherwise waived by our board of directors.

Our board of directors has waived the Ownership Limitation with respect to the Moore Group. Pursuant to the Voting Limitation, however, the voting power of the Moore Group is limited to less than 9.5%.

Compensation Discussion and Analysis

Our compensation program consists of the following three components:

•	base salary;

•	annual cash bonuses; and

•	equity awards under our 2000 Incentive Plan (which, subject to shareholder approval, will be replaced with the 2008 Incentive Plan after the Meeting).

We use short-term compensation comprised of base salary and annual cash bonuses along with long-term compensation comprised of equity awards, including stock options and restricted shares, in order to attract, retain and motivate the key individuals necessary to lead us to achieve our strategic objective of increased shareholder value over the long-term, reflecting our belief that executive compensation should seek to align the interests of our executives with those of our shareholders.

Our named executive officers are (i) W. Marston Becker, our Chief Executive Officer, (ii) Joseph W. Roberts, our Chief Financial Officer, (iii) Peter A. Minton, Angelo M. Guagliano and Stephen J. Vaccaro, Jr., our three most highly compensated executive officers, other than Messrs. Becker and Roberts, who served as executive officers at the end of the last fiscal year and (iv) Keith S. Hynes, our former Chief Financial Officer who retired effective March 31, 2007.

We compensate our named executive officers according to the terms of their respective employment agreements. Because Messrs. Roberts and Guagliano assumed more substantial positions with the Company in 2007 and Mr. Minton in 2006, we entered into new employment agreements with each of them effective as of April 1, 2007. We believe that the terms of their new employment agreements (described below) are appropriate in light of the greater role each of Messrs. Roberts, Minton and Guagliano now contribute to the success of Max Capital or Max Bermuda, as applicable.

Until his resignation, effective March 31, 2007, Mr. Hynes was compensated pursuant to the terms of an employment agreement entered into with him in December 1999. Mr. Hynes currently receives payments pursuant to the terms of the retirement and separation agreement we entered into with him in March 2007.

Role of Compensation Committee and Management

Our Compensation Committee reviews all recommendations made with respect to discretionary compensation and approves all discretionary compensation decisions for our named executive officers. Members of senior management (including our named executive officers) provide information to our Compensation Committee with respect to individual and departmental performance to assist our Compensation Committee in its analysis and evaluation of the compensation of the named executive officers. The competitiveness of our compensation packages is evaluated against other Bermuda and U.S. companies with which we compete, with adjustments where appropriate to reflect our offshore location.

For 2007, our Compensation Committee did not engage the services of a compensation consultant nor did it utilize any outside compensation studies or analyses when making compensation decisions with respect to our named executive officers. Our Compensation Committee did, however, use compensation data available with respect to similarly situated publicly traded companies. In the past, our Compensation Committee has engaged consultants and may employ consultants or service providers and utilize compensation reports or studies as it deems appropriate in the future.

Compensation Mix and Other Compensation

We allocate compensation between long-term and currently paid compensation to ensure adequate base compensation to attract and retain qualified personnel, while providing incentives to maximize long-term value for our company and our shareholders. We provide cash compensation in the form of base salary to meet competitive salary standards. We provide annual cash bonus compensation to reward performance against specific short-term goals. We provide equity-based compensation to reward performance against specific objectives and long-term strategic goals and to align the long-term interests of management with those of our shareholders.

Although the employment agreements provide a framework for the aggregate compensation paid to each named executive officer, the employment agreements do not provide guidance with respect to the mix of short-term and long-term compensation for our named executive officers. Instead, our Compensation Committee has broad discretion to determine the appropriate compensation mix with respect to each named executive officer.

Typically, equity compensation for our named executive officers will comprise 33% to 66% of the individual’s total compensation for the year. The allocation for a particular year will reflect both market conditions and our long-term objective of retaining skilled executives.

Bonuses awarded to our named executive officers are allocated between cash and equity compensation. In 2007, for those named executive officers who received equity compensation granted subject to vesting conditions as a portion of their bonus award, such equity compensation comprised at least 56% of the named executive officer’s bonus award. The allocation of a named executive officer’s bonus award between equity and cash is designed to reflect the annual performance of the company. In years when the company performs well, we expect the cash component of the total bonus award to be relatively high. In years when the company’s performance is below expectations, we expect that the cash component of the total bonus award for those years to be relatively low. Our Compensation Committee, however, retains the discretion to adjust the component weights when, in its judgment, it is in the best interest of the company to do so.

In addition to cash and equity compensation, we may provide our named executive officers with an automobile allowance, reimbursement for country club dues, housing allowance, participation in life insurance, health, disability and major medical insurance plans, and such other employee benefit plans and programs and perquisites as we may from time to time maintain for the benefit of our employees. While we intend to maintain our current benefits and perquisites for our named executive officers, our Compensation Committee may revise, amend or add to these benefit programs at its discretion.

Base Salary.    We use base salary to recognize the experience, skills, knowledge, roles and responsibilities of our employees and executive officers. When establishing the 2007 base salaries of our named executive officers, our Compensation Committee considered the following factors:

•	individual responsibilities and performance expectations;

•	the scope of the individual’s position;

•	our ability to replace the individual based on the limited number of qualified candidates available in or willing to relocate to Bermuda (if applicable); and

•	market salary rates.

As noted above, Messrs. Minton, Roberts and Guagliano each assumed larger roles with the company in 2006 and 2007. In October 2006, Mr. Minton became the Chief Operating Officer of Max Capital. In 2007, Messrs. Roberts and Guagliano became the Chief Financial Officer of Max Capital and the Chief Executive Officer of Max Bermuda, respectively. The attendant increase in their responsibilities and performance expectations shaped our Compensation Committee’s determination to increase each officer’s base salary.

The 2007 base salary increases for Messrs. Minton, Roberts and Guagliano were $25,000, $85,000 and $66,667, respectively.

Each of Messrs. Becker and Vaccaro joined the company and entered into their employment agreements during the final months of 2006. Accordingly, our Compensation Committee’s base salary determination for these two individuals was driven by the market for senior insurance executives in Bermuda and the United States.

Base salaries, along with other components of total compensation, are reviewed by our Compensation Committee at least annually. We expect the base salaries of our named executive officers to stay relatively constant, increasing when the insurance and reinsurance market moves or when a named executive officer assumes a larger role.

Bonuses.    Subject to any guidelines provided in each named executive officer’s employment agreement (and in the case of Mr. Vaccaro, his 2007 minimum bonus discussed below), each named executive officer’s 2007 bonus award is discretionary and is determined by our Compensation Committee taking into account the following components: company performance, department performance and individual performance.

Company Performance

Our Compensation Committee considers company performance based on an analysis of (i) our financial performance against targets established by our Compensation Committee and (ii) our financial performance as compared to that of peer companies selected annually by our Compensation Committee.

In 2007, the peer companies group identified by our Compensation Committee consisted of Allied World Assurance Company Holdings, Ltd., Arch Capital Group Ltd., Aspen Insurance Holdings Limited, Axis Capital Holdings Limited, Endurance Specialty Holdings Ltd., Everest Re Group, Ltd., Lancashire Holdings Limited, Montpelier Re Holdings Ltd., Platinum Underwriters Holdings, Ltd., Reinsurance Group of America, Incorporated and Transatlantic Holdings, Inc. These companies were selected because of, in the aggregate, their similarities to us with respect to lines of business, organizational size and operational history.

The financial metrics evaluated by our Compensation Committee when measuring company performance in 2007 were return on equity, combined ratio, expense ratio and share performance versus peers. Shortly following the completion of the fiscal year, our Compensation Committee assessed our performance on each of the financial metrics by comparing our estimated year-end results, at the time the bonus pool allocations were made, against our performance targets. In addition, our Compensation Committee considered our results in relation to the peer companies listed above based on their publicly available information. This assessment is used to compute a company score and, subject to net income limitations, determine the available pool for bonus awards to all employees.

The following table details our 2007 performance targets and results with respect to these performance measures:

Performance Measure	Target Performance	Estimated Results
Return on Equity	15.6	20.9
Combined Ratio	93.3	88.3
Expense Ratio	11.9	13.2

Based on the consideration of these results and consideration of our peer group expected results, our Compensation Committee allocated $41.2 million to the company-wide bonus pool.

Departmental Performance

The bonus pool is allocated across departments according to scores reflecting realization of departmental-level goals and objectives. For our underwriting departments, the principal determinants of these scores are profitability and return on utilized capital. Performance for our underwriting units is assessed on a rolling three-year period. The scores assigned to our non-underwriting departments reflect the functions or responsibilities of the department and often involve more subjective determinations.

Individual Performance

Executive officers, including our named executive officers, are also assigned a score based on individual performance during the year with an emphasis on identifying and rewarding those personal qualities and characteristics relevant to the individual’s job performance and key corporate goals namely (i) personal contribution to short-term and long-term business results, (ii) successful execution of key strategic objectives, (iii) demonstrated leadership capability, (iv) demonstrated application of relevant technical expertise, (v) ethical conduct and (vi) regulatory compliance. These factors, while considered in their totality by our Compensation Committee, are not assigned a particular weight during the evaluation process.

The scores derived from company results, departmental results and individual performance assessments are utilized to determine the recommended bonus level for eligible individuals, however, determinations are not based on a strict formula.

While mindful of the benefit of certainty attendant to a strictly formulaic bonus determination process, our Compensation Committee believes that a formulaic process is one component of its business judgment. Our Compensation Committee retains final discretion with respect to bonus determinations of our named executive officers and will adjust the weight of scores as appropriate to reflect the individual’s responsibility for and contribution to the performance of the company.

In recognition of Mr. Becker’s lead position with the company and as an incentive for him to join us in late 2006, our Compensation Committee agreed during the negotiation process to expressly set a target bonus for Mr. Becker within his employment agreement. The employment agreement for Mr. Becker specifies a target cash bonus at 100% of base salary with a range from 0% through 250%.

The employment agreements for Messrs. Roberts, Minton and Guagliano provide that, at the beginning of each calendar year, or shortly thereafter, our board of directors or its designated committee will provide a target bonus amount for such year to the executive. Pursuant to each of their employment agreements, a target bonus below 50% of base salary would constitute good reason (as defined under “Employment Agreements” below) triggering certain payments by the company to the executive officer if the executive elects to terminate his employment. Because each of Messrs. Roberts, Minton and Guagliano entered into their respective employment agreement during the 2007 calendar year, however, no target bonus was provided to any of these executive officers with respect to 2007.

Mr. Vaccaro is also eligible for annual bonuses under the terms of his employment agreement. For 2007, Mr. Vaccaro’s employment agreement provides for a minimum bonus of $425,000. Mr. Vaccaro’s 2007 minimum bonus provision is not a standard feature in our employment agreements for our named executive officers. However, we entered into the employment agreement with Mr. Vaccaro as part of an acquisition of the assets that were the foundation of our current U.S. operations and the minimum bonus provision arose from the negations surrounding that acquisition. We expect future bonus allocations to Mr. Vaccaro to fall within our policies and procedures generally applicable to executive officers of our U.S. companies.

In considering the individual 2007 bonuses and the mix of cash and restricted shares for each of the named executive officers, our Compensation Committee recognized the level by which the company exceeded the targeted performance expectation, the individual’s contribution to company performance, as well as the named executive officer’s total compensation relative to the compensation paid to similarly situated executives at peer companies.

Specifically, our Compensation Committee rewarded Mr. Becker based on his leadership role in the company exceeding expectations, with a resulting cash bonus of $1.3 million or 173% of his base salary compared to his target of 100%; and further incentivized Mr. Becker with a restricted share grant equivalent to 226% of his base salary.

In light of their new positions and their successful execution of these greater responsibilities, Messrs. Roberts, Minton and Guagliano were rewarded with cash bonuses of $335,000, or 98% of base salary; $700,000, or 140% of base salary; and $625,000, or 131% of base salary, respectively, and restricted share grants of 163%, 180% and 209% of base salary, respectively. Mr. Vaccaro was awarded his contractually determined cash bonus.

Because Mr. Hynes retired in March 2007, he did not receive bonus compensation for 2007.

Incentive Plan Awards.    Our 2000 Incentive Plan was approved by our shareholders at their annual meeting in 2000 and amendments to the 2000 Incentive Plan were approved by our shareholders at each of their annual meetings in 2002 and 2005. In general, upon their commencement of employment with us, we have historically granted our named executive officers equity awards under the 2000 Incentive Plan in the form of stock options and, in some cases, restricted shares that vest over specified periods.

Certain option awards previously granted to our named executive officers incorporated a reload feature whereby if a named executive officer pays the exercise price of the option by tendering common shares rather than cash, the named executive officer is automatically granted new stock options to purchase common shares in the amount that was used to pay the exercise price of the original award. Our Compensation Committee has evaluated the costs and benefits to the company of this reload feature and does not intend to include reload provisions in future option awards (the 2008 Incentive Plan discussed below will not permit the granting of options with a reload feature). In 2007, Mr. Guagliano received a grant of options to acquire 11,783 of our common shares pursuant to this reload feature. Other than Mr. Guagliano, no named executive officer received an option grant pursuant to this feature in 2007.

We grant stock option awards principally in cases where our new employees leave behind stock options or other awards at their former employers and seek to be compensated by us. After commencement of the employment relationship and going forward, our Compensation Committee anticipates expanded use of restricted share and restricted share unit awards as opposed to stock options. This shift is due in a large part to recent changes in the accounting treatment for stock options as a result of Statement of Financial Accounting Standards No. 123(R), which has made granting stock options less attractive to the company. Furthermore, our Compensation Committee believes that restricted shares provide an equally motivating form of incentive compensation while serving to better align the interests of our shareholders and management.

For 2007, each of Messrs. Becker, Roberts, Minton and Guagliano received grants under the 2000 Incentive Plan in the form of restricted shares as described above under “Bonuses.” The awards vest on the third anniversary of the grant date if the named executive officer is employed on the vesting date and a pro-rata portion of the restricted shares will vest (based on the number of days the named executive officer is employed during the vesting period) in the event of the named executive officer’s death, disability or retirement from the company. Upon a change in control (as defined in the description of the 2000 Incentive Plan below), any unvested restricted share awards will automatically vest.

We are seeking shareholder approval of the 2008 Incentive Plan to replace the 2000 Incentive Plan (as described in Proposal 7).

The purpose of the 2008 Incentive Plan is to promote our long-term interests by providing a means of attracting, retaining and motivating qualified key employees and aligning their interests more closely with our shareholders through opportunities that are determined in some measure by the value of our common shares.

We note that although the 2000 Incentive Plan will be frozen once we implement the 2008 Incentive Plan, option grants will continue to be made under the 2000 Incentive Plan to the extent necessary to comply with the reload provisions under existing option agreements.

Section 162(m) Disclosure

The Internal Revenue Code of 1986, as amended, which we refer to as the Code, contains a provision, Code Section 162(m), that limits the tax deductibility of certain compensation paid to “covered employees” within the meaning of Code Section 162(m). This provision disallows the deductibility of certain compensation in excess of $1,000,000 per year unless it is considered performance-based compensation under the Code.

In 2007, the compensation of Mr. Vaccaro, who is an employee of Max Specialty Services, one of our U.S. subsidiaries, was subject to the corporate income tax deductibility rules of Code Section 162(m). In those cases where Code Section 162(m) is applicable, we believe that the corporate income tax deductibility of compensation is an important factor, but not the sole factor, in setting executive compensation policy or in rewarding executive performance. Accordingly, although we generally intend to avoid the loss of a tax deduction due to Code Section 162(m), we reserve the right to pay amounts that are not deductible in appropriate circumstances. We believe that a portion of the incentive compensation we paid to Mr. Vaccaro in 2007 will be nondeductible under Code Section 162(m).

The 2008 Incentive Plan includes performance criteria consistent with the principles of Code Section 162(m). Among those criteria, our Compensation Committee has identified (i) operating return on equity and (ii) combined ratio of Max Specialty as the key measures against which Mr. Vaccaro’s 2008 performance will be measured.

Common Share Ownership Guidelines

We believe that broad-based share ownership by our employees, including our named executive officers, is the most effective method to deliver superior shareholder returns by increasing the alignment between the interests of our employees and our shareholders. We do not, however, have a formal requirement for share ownership by any group of employees.

Change in Control and Severance

Upon termination of employment or a change in control, our named executive officers may receive (i) accelerated vesting of awards granted under our 2000 Incentive Plan and/or (ii) severance payments under the circumstances described below.

Under our 2000 Incentive Plan, upon a change in control (as defined below), all options automatically vest and become exercisable in full and all restrictions on any share awards, restricted shares or restricted share units automatically lapse. For more details on these provisions, please see “Potential Payments upon Termination or Change in Control.”

Upon termination of employment, our named executive officers are eligible to receive severance payments which, depending upon the circumstances surrounding termination and the terms of the applicable employment agreement, may include:

•	a cash payment based on a multiple of the named executive officer’s base salary set forth in his employment agreement or actual base salary at the time of termination;

•	a pro-rated target bonus for the year of termination (as determined in good faith by our Compensation Committee based on the relative achievement of performance targets through the termination date); and

•	in the case of Messrs. Minton, Roberts and Guagliano, a cash payment reflecting a multiple of the named executive officer’s last paid bonus;

•	in the case of Mr. Becker, a cash payment reflecting a multiple of Mr. Becker’s last paid bonus; and

•	accelerated vesting of equity grants.

In addition, Mr. Roberts’ employment agreement provides vesting credit with respect to 35,000 of the 48,699 restricted shares comprising his February 2007 award in the event his termination arises without cause or for good reason (as defined below). Our Compensation Committee elected to include this language in Mr. Roberts’ employment agreement in recognition of his new role in the company and its attendant responsibilities.

Our severance obligations are designed to be competitive with the amounts payable to executives in similar positions at similar companies. Termination payments to a named executive officer with an employment agreement are made within the time period specified in the respective employment agreement and are contingent upon the named executive officer’s continued compliance with certain restrictive covenants and the execution of a release of claims.

The change in control provisions reflect our belief that our named executive officers and other employees who have built the company into a successful enterprise should be protected in the event of a change in control. Further, we believe that the interests of shareholders will be best served if the interests of our named executive officers are aligned with shareholders, and providing change in control benefits should eliminate, or at least reduce, any potential reluctance of our named executive officers to pursue potential change in control transactions that may be in the best interests of shareholders.

While the definition of “change in control” (discussed below under “Payments upon Termination or Change in Control”) contained in the employment agreements of (i) Messrs. Becker, Roberts and Minton, (ii)

Mr. Guagliano and (iii) Mr. Vaccaro are materially similar, the definitions in each of Messrs. Guagliano’s and Vaccaro’s agreement reflect employment by Max Bermuda and Max Specialty Services, respectively. As such, while there is substantial overlap among the definitions, Mr. Guagliano and Vaccaro’s definitions contain references to Max Bermuda or Max Specialty Services, as applicable, for purposes of describing occurrences that would constitute a change in control under their agreements.

The definitions of “good reason” (discussed below under “Payments upon Termination or Change in Control”) in the employment agreements of (i) Mr. Becker, (ii) Messrs. Roberts, Minton and Guagliano and (iii) Mr. Vaccaro contain a small degree of variation. As previously discussed, Mr. Vaccaro’s agreement was negotiated as part of the acquisition of our U.S. operations. Mr. Becker’s employment agreement was negotiated prior to those of Messrs. Roberts, Minton and Guagliano. These variations are a result of those negotiations.

In addition to accelerated vesting of equity grants upon (i) death, (ii) disability, (iii) termination without cause or (iv) termination for good reason, our Bermuda-based named executive officers may receive accelerated vesting of restricted shares if we fail to renew the named executive officer’s work permit and do not offer a comparable position at an affiliate.

We believe accelerated vesting under these circumstances is appropriate because we recognize that failure to renew a Bermuda work permit for our Bermuda-based named executive officers could serve as a constructive termination without cause.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Reg. S-K, Item 402(b) with management. Based on the review and discussions referred to in the preceding sentence, the Compensation Committee recommended to our board of directors that the Compensation Discussion and Analysis be included in our proxy statement on Schedule 14A.

The foregoing report is provided by the following directors, who constitute the Compensation Committee:

The Compensation Committee
(For Fiscal Year 2007)

Willis T. King, Jr. (Chairman)
William Kronenberg III
Steven M. Skala
Mario P. Torsiello

The foregoing Report of the Compensation Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by Max Capital with the Securities and Exchange Commission under the Securities Act of 1933 or the Exchange Act, except to the extent that Max Capital specifically incorporates the Report by reference in any such document.

Summary Compensation Table

The following Summary Compensation Table summarizes the total compensation awarded to our named executive officers in 2007 and 2006, as applicable.

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)		Share Awards ($)(2)		Option Awards ($)(3)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)		Total ($)
W. Marston Becker, Chairman and Chief Executive Officer	2007	750,000		1,300,000		916,808		523,356		0	0	406,693	(5)	3,896,857
	2006	102,404	(6)	185,000		828,541	(7)	839,539	(8)	0	0	111,573	(9)	2,067,057
Joseph W. Roberts, Executive Vice President and Chief Financial Officer	2007	334,042		335,000		548,624		0		0	0	168,077	(10)	1,385,743
	2006	240,000		325,000		277,378		34,471		0	0	163,274	(11)	1,040,123
Peter A. Minton, Executive Vice President and Chief Operating Officer	2007	500,000		700,000		896,287		0		0	0	361,823	(12)	2,458,110
	2006	475,000		500,000		1,277,121		0		0	0	309,944	(13)	2,562,065
Angelo M. Guagliano, President and Chief Executive Officer of Max Bermuda	2007	485,853		625,000		970,234		78,239		0	0	350,000	(14)	2,509,326
	2006	408,333		625,000		646,810		131,219		0	0	294,388	(15)	2,105,750
Stephen J. Vaccaro, Jr.,	2007	500,000		425,000	(16)	808,667		276,938		0	0	15,327		2,025,932
President and Chief Executive Officer of Max Specialty

Keith S. Hynes, Former Executive Vice President and Chief Financial Officer (17)	2007	106,250	(18)	0		297,275		0		0	0	983,031	(19)	1,386,556
	2006	425,000		50,000		509,769		0		0	0	292,115	(20)	1,276,884

(1)	In addition to the cash bonus reflected in this column, the named executive officers also received a portion of their 2007 and 2006 bonus in the form of restricted shares granted in 2008 and 2007, respectively. Accordingly, (i) in February 2008, 148,658 restricted shares were granted to Messrs. Becker, Roberts, Minton and Guagliano which will be expensed over a three year vesting period commencing in February 2008 and (ii) in February 2007, 88,437 restricted shares were granted to Messrs. Becker, Robert, Minton, Guagliano and Hynes which will be expensed over a three year vesting period commencing in February 2007.

(2)	All share awards were granted under our 2000 Incentive Plan. We account for the 2000 Incentive Plan under SFAS No. 123R “Share Based Payments.” The value reported under “Share Awards” is the amount we expensed during 2007 and 2006, as applicable, for each named executive officer’s share award. All share awards, with the exception of the 100,000 restricted shares granted to Mr. Becker in December 2006, are expensed ratably over their three year vesting period and thus the amounts included in this column with respect to these officers include expenses related to share awards issued in 2004, 2005, 2006 and 2007 for shares expensed in 2007 and 2003, 2004, 2005 and 2006 for shares expensed in 2006. The 100,000 restricted share award granted in December 2006 to Mr. Becker vests 33,334 on January 1, 2007 and 33,333 on January 1, 2008 and 33,333 on January 1, 2009, subject to the attainment of performance goals.

(3)	All stock options were granted under our 2000 Incentive Plan. We account for the 2000 Incentive Plan under SFAS No. 123R “Share Based Payments.” The value reported under “Option Awards” is the amount we expensed during 2007 and 2006, as applicable, for each named executive officer’s stock options.

(4)	Includes perquisites for housing allowance, partial tax gross-up allowance (which we refer to as the “tax gross-up allowance”) for named executive officers who work in Bermuda and are U.S. taxpayers, car allowance, travel allowance, our contributions on behalf of the named executive officers to our defined contribution plans, financial planning and tax preparation costs, country club dues and costs related to family members accompanying named executive officers to one board of directors meeting or other business trips, as applicable.

(5)	Includes a housing allowance of $180,000, tax gross up allowance of $91,731 and $75,000 that we contributed on behalf of Mr. Becker to our defined contribution plans.

(6)	Reflects salary paid for the period from November 13, 2006, the date on which Mr. Becker commenced employment with us, through December 31, 2006.

(7)	Includes the amount expensed in 2006 related to 33,334 restricted share awards granted to Mr. Becker in 2006 as part of his employment agreement and the amount expensed in 2006 related to 2,000 restricted share awards granted to Mr. Becker in 2006 and 2,000 restricted share awards granted to Mr. Becker in 2005 in his role as a director (prior to becoming an employee).

(8)	Includes the amount expensed in 2006 related to 108,333 options granted to Mr. Becker in 2006 as part of his employment agreement and the amount expensed in 2006 related to 10,000 stock options granted in 2004 to Mr. Becker in his role as a director (prior to becoming an employee).

(9)	Includes compensation Mr. Becker received as a director during 2006 (prior to becoming an employee) of $68,500 comprising (i) board meeting fees of $14,500, (ii) committee meeting fees of $24,000 and (iii) retainer fees of $30,000. Also includes consulting fees of $34,615.

(10)	Includes a housing allowance of $119,167, and $33,404 that we contributed on behalf of Mr. Roberts to our defined contribution plans.

(11)	Includes a housing allowance of $102,000 and $24,000 that we contributed on behalf of Mr. Roberts to our defined contribution plans.

(12)	Includes a housing allowance of $120,000, tax gross up allowance of $135,530 and $50,000 that we contributed on behalf of Mr. Minton to our defined contribution plans.

(13)	Includes a housing allowance of $120,000, tax gross up allowance of $82,866 and $47,500 that we contributed on behalf of Mr. Minton to our defined contribution plans.

(14)	Includes a housing allowance of $120,000, tax gross up allowance of $135,530 and $48,585 that we contributed on behalf of Mr. Guagliano to our defined contribution plans.

(15)	Includes a housing allowance of $120,000, tax gross up allowance of $82,866 and $40,833 that we contributed on behalf of Mr. Guagliano to our defined contribution plans.

(16)	Mr. Vaccaro’s 2007 bonus was specified per the terms of his employment agreement.

(17)	Mr. Hynes resigned his employment with us effective March 31, 2007.

(18)	Reflects salary paid for the period January 1, 2007 through March 31, 2007, the effective date of Mr. Hynes’ resignation.

(19)	Includes severance of $850,000 expensed in 2007, housing allowance of $30,000, tax gross up allowance of $82,191 and $10,625 that we contributed on behalf of Mr. Hynes to our defined contribution plans.

(20)	Includes a housing allowance of $120,000, tax gross up allowance of $82,866 and $42,500 that we contributed on behalf of Mr. Hynes to our defined contribution plans.

Grants of Plan Based Awards

Our Compensation Committee granted restricted shares and stock options under our 2000 Incentive Plan to our named executive officers in 2007. Set forth below is information regarding awards granted in 2007.

									All other Share	All other Option Awards:	Exercise	Grant Date
			Estimated Future Payouts Under Non Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			Awards: Number of Shares	Number of Shares Underlying	or Base Price of Option	Fair Value of Share and	Closing Price on the
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	or Units (#)	Options (#)	Awards ($/Sh)(1)	Option Awards	Grant Date
W. Marston Becker	2/14/07	2/9/07							9,670 (2)	0		240,009
Joseph W. Roberts	2/14/07	2/9/07							48,699 (2)	0		1,208,709
Peter A. Minton	2/14/07	2/9/07							32,232 (2)	0		799,998
Angelo M. Guagliano	2/14/07	2/9/07							32,836 (2)	0		814,990
	3/5/07	1/13/03							0	11,783 (3)	24.40	78,239	24.40
Stephen J. Vaccaro, Jr. (4)	—	—							0	0

(1)	Pursuant to the terms of our 2000 Incentive Plan, the exercise price is the closing price on the day before the grant date.

(2)	Grant made pursuant to our 2000 Incentive Plan. Award is subject to three-year cliff vesting.

(3)	This fully vested option award resulted from the exercise of options with a reload provision.

(4)	Mr. Vaccaro did not receive an award grant in 2007.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying outstanding equity awards for each named executive officer at December 31, 2007.

	Option Awards						Share Awards
Name	Number of Shares Underlying Unexercised Options Exercisable (#)		Number of Shares Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Shares Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have not Vested (#)		Market Value of Shares or Units That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
W. Marston Becker	10,000				21.95	4/30/14	13,670 (2)		382,623	66,666 (3)		1,865,981
	108,334			216,666 (4)	24.49	12/8/16
Joseph W. Roberts	7,500				15.05	5/6/12	72,699 (5)		2,034,845
	4,590				24.59	5/6/12
Peter A. Minton	70,000	(6)			15.00	3/31/10	91,182	(7)	2,552,184
	240	(6)			15.00	6/29/10
	2,245	(6)			16.00	1/1/11
	30,000				16.00	1/1/11
	4,167	(6)			18.00	5/22/11
	30,000				16.00	8/13/11
	40,000	(6)			16.00	8/17/11
	50,000				15.66	1/1/12
Angelo M. Guagliano	67,400				11.50	1/13/13	125,136	(8)	3,502,557
	3,580				24.41	1/13/13
	11,783				24.40	1/13/13
Stephen J. Vaccaro, Jr.	75,000				24.26	12/13/16	50,000	(9)	1,399,500	50,000	(10)	1,399,500
	75,000				32.26	12/13/16
	75,000				36.26	12/13/16
	75,000				28.26	12/13/16
Keith S. Hynes	21,000				16.00	1/1/11	35,000	(11)	979,650
	30,000				16.00	8/13/11
	50,000				15.66	1/1/12
	4,819				26.56	1/1/11

(1)	Assumes stock price of $27.99, the closing price on December 31, 2007.

(2)	2,000 of Mr. Becker’s restricted shares will vest in April 2008, 2,000 in September 2009 and 9,670 in December 2009.

(3)	33,333 of Mr. Becker’s restricted shares vested in January 2008. The remainder of Mr. Becker’s shares will vest in January 2009, subject to the attainment of performance goals.

(4)	108,333 of Mr. Becker’s options vested in January 2008. The remainder of Mr. Becker’s options will vest in January 2009, subject to the attainment of performance goals.

(5)	12,000 of Mr. Roberts’ restricted shares vested in February 2008. The remainder of Mr. Roberts’ restricted shares will vest 12,000 in February 2009 and 48,699 in February 2010.

(6)	These amounts relate to warrants outstanding.

(7)	32,200 of Mr. Minton’s restricted shares vested in February 2008. The remainder of Mr. Minton’s restricted shares will vest 26,750 in February 2009 and 32,232 in February 2010.

(8)	22,800 of Mr. Guagliano’s restricted shares vested in February 2008. The remainder of Mr. Guagliano’s restricted shares will vest 19,500 in February 2009, 50,000 in October 2009 and 32,836 in February 2010.

(9)	All of Mr. Vaccaro’s restricted shares will vest in December 2009.

(10)	All of Mr. Vaccaro’s restricted shares will vest in December 2009, subject to the attainment of performance goals.

(11)	15,000 of Mr. Hynes’ restricted shares vested in February 2008. In accordance with Mr. Hynes’ separation agreement, 14,137 restricted shares will vest on March 31, 2008 and 5,863 will be forfeited on March 31, 2008.

Option Exercises and Shares Vested

The following table summarizes information underlying each exercise of stock options or warrants or vesting of restricted shares for each named executive officer in 2007.

	Option Awards				Share Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
W. Marston Becker	0		0		0	0
Joseph W. Roberts	0		0		12,000	289,440
Peter A. Minton	0		0		95,000	2,390,900
Angelo M. Guagliano	25,000		322,500		22,500	542,700
Stephen J. Vaccaro, Jr.	0		0		0	0
Keith S. Hynes	197,652	(1)	2,467,178	(2)	30,000	723,600

(1)	186,652 shares relate to the exercise of warrants and 11,000 shares relate to the exercise of options.

(2)	$2,343,538 relates to the value realized on the exercise of warrants and $123,640 relates to the value realized on the exercise of options.

Non-Qualified Deferred Compensation

We offer a number of qualified and non-qualified deferred benefit plans and details of the named executive officer’s contributions are shown in the “All Other Compensation” column of the Summary Compensation Table. The following table summarizes the non-qualified deferred compensation earned by our named executive officers in 2007.

Name	Executive Contributions in 2007 ($)		Registrant Contributions in 2007 ($)		Aggregate Earnings in 2007 ($)		Aggregate Withdrawals/ Distributions ($)(1)	Aggregate Balance at 12/31/07 ($)
W. Marston Becker	17,000	(2)	52,500	(3)	1,210	(4)	0	70,710	(5)
Joseph W. Roberts	16,702	(6)	33,404	(7)	1,103	(8)	0	210,293	(9)
Peter A. Minton	268,250	(10)	27,500	(11)	136,161	(12)	0	2,677,091	(13)
Angelo M. Guagliano	3,793	(14)	26,085	(15)	204,161	(16)	0	2,015,281	(17)
Stephen J. Vaccaro, Jr. (18)	0		0		0		0	0
Keith S. Hynes	26,250	(19)	5,000	(20)	332,929	(21)	0	2,580,813	(22)

(1)	There were no withdrawals or distributions by any of the named executive officers in 2007.

(2)	Reflects contributions made by Mr. Becker to our Top Hat Plan.

(3)	Reflects amounts we contributed on behalf of Mr. Becker to our Excess Benefit Plan.

(4)	Includes earnings of $1,057 with respect to amounts credited to our Excess Benefit Plan and $153 with respect to amounts credited to our Top Hat Plan.

(5)	Reflects balance of $53,557 in our Excess Benefit Plan and $17,153 in our Top Hat Plan.

(6)	Reflects contributions made by Mr. Roberts to our Bermuda Pension Plan.

(7)	Reflects $16,702 we contributed on behalf of Mr. Roberts to our Bermuda Pension Plan and $16,702 we contributed on behalf of Mr. Roberts to the Max Bermuda Ltd. Employee Benefit Trust.

(8)	Includes earnings of $4,772 with respect to amounts credited to our Bermuda Pension Plan and losses of $3,669 with respect to amounts credited to the Max Bermuda Ltd. Employee Benefit Trust.

(9)	Reflects balance of $146,405 in our Bermuda Pension Plan and $63,888 in the Max Bermuda Ltd. Employee Benefit Trust.

(10)	Reflects contributions made by Mr. Minton to our Top Hat Plan.

(11)	Reflects contributions we made on behalf of Mr. Minton to our Excess Benefit Plan.

(12)	Includes earnings of $2,267 with respect to amounts credited to our Excess Benefit Plan, earnings of $21,495 with respect to amounts credited to our Top Hat Plan and earnings of $112,399 with respect to amounts credited to our Deferred Compensation Plan for U.S. Citizens.

(13)	Reflects balance of $64,178 in our Excess Benefit Plan, $519,566 in our Top Hat Plan and $2,093,347 in our Deferred Compensation Plan for U.S. Citizens.

(14)	Reflects contributions made by Mr. Guagliano to our Top Hat Plan.

(15)	Reflects contributions we made on behalf of Mr. Guagliano to our Excess Benefit Plan.

(16)	Includes earnings of $1,190 with respect to amounts credited to our Excess Benefit Plan, earnings of $21,131 with respect to amounts credited to our Top Hat Plan and earnings of $181,840 with respect to amounts credited to our Deferred Compensation Plan for U.S. Citizens.

(17)	Reflects balance of $45,720 in our Excess Benefit Plan, $351,718 in our Top Hat Plan and $1,617,843 in our Deferred Compensation Plan for U.S. Citizens.

(18)	We do not maintain non-qualified deferred compensation plans for our employees based in the United States.

(19)	Reflects contributions made by Mr. Hynes to our Top Hat Plan.

(20)	Reflects amounts we contributed on behalf of Mr. Hynes to our Excess Benefit Plan.

(21)	Includes earnings of $1,568 with respect to amounts credited to our Excess Benefit Plan, earnings of $27,101 with respect to amounts credited to our Top Hat Plan and earnings of $304,260 with respect to amounts credited to our Deferred Compensation Plan for U.S. Citizens.

(22)	Reflects balance of $34,362 in our Excess Benefit Plan, $232,041 in our Top Hat Plan and $2,314,410 in our Deferred Compensation Plan for U.S. Citizens.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information

The following table provides information as of December 31, 2007 about our common shares that may be issued upon the exercise of options, warrants and rights granted to employees, consultants or members of our board of directors under all of our existing equity compensation plans, including our 2000 Incentive Plan, each as amended.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,623,922	(1)	20.21	1,057,328	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	2,623,922	(1)	20.21	1,057,328	(2)

(1)	Includes 2,185,749 common shares issuable upon the exercise of options that were outstanding under our 2000 Incentive Plan as of December 31, 2007. Also includes 438,173 common shares issuable upon the exercise of warrants granted in 1999, 2000 and 2001 to certain named executive officers and certain other employees pursuant to their respective employment agreements. The terms in the employment agreements providing for the granting of these warrants were approved by written shareholder resolution in December 1999.

(2)	Represents the difference between the number of securities issuable under our 2000 Incentive Plan (8,000,000) and the number of securities issued under our 2000 Incentive Plan as of December 31, 2007, 6,942,672, which consist of options to acquire 2,185,749 common shares (net of exercises of 1,145,418 and forfeitures of 20,400) as well as 3,295,873 restricted shares and 295,232 restricted stock units.

Employment Agreements

The following paragraphs summarize the employment agreements of our named executive officers. The employment agreements also provide for severance upon certain terminations of employment. The severance provisions are described below in the section titled “Potential Payments Upon Termination or Change in Control.”

W. Marston Becker.  On December 8, 2006, we entered into an employment agreement with Mr. Becker under which he serves as our Chairman and Chief Executive Officer for a term that began on November 13, 2006 and ends on November 13, 2011. Mr. Becker’s employment agreement provides for an annual base salary of $750,000, subject to increase at the discretion of our Compensation Committee, and an annual bonus targeted at 100% of base salary with a range of 0% to 250% of base salary. The employment agreement also provided for an initial award of 100,000 restricted shares and 325,000 stock options, each divided into three equal tranches.

The first tranche vested on January 1, 2007. The second tranche vested on January 1, 2008 upon the successful attainment of performance goals specified in Mr. Becker’s employment agreement as certified by our Compensation Committee on February 11, 2008. The remaining tranche will vest on January 1, 2009 subject to the attainment of performance goals and Mr. Becker’s continued employment with us.

Under the terms of his employment agreement, Mr. Becker also receives an automobile allowance of $1,000 per month, payment of country club dues not to exceed $1,000 per month, a housing allowance not to exceed $15,000 per month (plus a gross-up to the extent and in the manner we provide to our other senior executive officers who are subject to U.S. income tax) or, if more favorable to Mr. Becker, in the aggregate, the amount otherwise provided to our other senior executive officers, and participation in pension, life insurance, health, disability and major medical insurance plans, and in such other employee benefit plans that may be established during the term of his employment. Mr. Becker is also entitled to six weeks of paid vacation each year and access to a private plane as needed in accordance with company policy.

Mr. Becker is subject to one-year post-termination non-competition and non-solicitation restrictions in addition to perpetual confidentiality and non-disparagement requirements.

In 2007, Mr. Becker was paid $750,000 base salary and was awarded a cash bonus in the amount of $1,300,000.

Joseph W. Roberts.  Effective May 2002, we entered into a letter agreement with Mr. Roberts, which we refer to as the Roberts Letter Agreement, pursuant to which Mr. Roberts initially served as our Vice President and Controller. The Roberts Letter Agreement specified a base salary of $150,000, subject to increase at the discretion of our Compensation Committee.

The Roberts Letter Agreement also provided for (i) an annual bonus targeted at 50% of base salary with a range of 0% to 100% of base salary, (ii) an initial grant of 15,000 stock options, subject to vesting 20% on the date of grant and 20% per year thereafter, (iii) payment of country club dues not to exceed $3,000 per year, (iv) a housing allowance of $5,000 per month, (v) two business class tickets to Dublin per year, (vi) financial planning assistance, (vii) participation in pension, life insurance, health, disability, major medical insurance and (viii) such other employee benefit plans that may be established during the term of his employment.

Effective April 1, 2007, we entered into a new employment agreement with Mr. Roberts, which replaced and superseded the Roberts Letter Agreement and pursuant to which Mr. Roberts serves as our Executive Vice President and Chief Financial Officer. Mr. Roberts’ employment agreement runs for three years with automatic one-year extensions subject to six-month non-renewal notice by either Mr. Roberts or us. The employment agreement provides for an annual base salary of $325,000 subject to increase at the discretion of our Compensation Committee. Pursuant to the terms of his employment agreement, Mr. Roberts is eligible for an annual bonus determined in accordance with the bonus policy applicable to our senior executive officers located in Bermuda. Beginning in 2008, we will provide Mr. Roberts with a target bonus amount for each calendar year during the term of the agreement at or near the beginning of each calendar year.

Under the terms of his April 2007 employment agreement, Mr. Roberts is also entitled to perquisites commensurate with those provided to other executive vice presidents in the same geographic location including (i) a housing allowance of not less than $10,000 per month, (ii) a club dues allowance, (iii) an automobile allowance, (iv) a travel allowance, (v) tax and financial planning services and (vi) a tax gross-up. Mr. Roberts is entitled to participate in our pension, life insurance, health, disability and major medical insurance plans, and in such other employee benefit plans that may be established during the term of his employment. Mr. Roberts is also entitled to no less than four weeks of paid vacation each year.

Mr. Roberts is subject to one-year post-termination non-competition and non-solicitation restrictions in addition to perpetual confidentiality and non-disparagement requirements.

In 2007, Mr. Roberts was paid $334,042 base salary and was awarded a cash bonus in the amount of $335,000.

Peter A. Minton.  In April 2000, we entered into an employment agreement, which we refer to as the 2000 Employment Agreement, with Mr. Minton pursuant to which he initially served as our Senior Vice President and Chief Risk Officer.

The 2000 Employment Agreement provided for a base salary of $275,000, subject to increase at the discretion of our Compensation Committee. The employment agreement also provided for (i) annual short term incentive bonus targeted at 60% of base salary with an upper guideline of 175% of base salary, (ii) annual long term incentive bonus targeted at 100% of base salary with an upper guideline of 200% of base salary, (iii) an automobile for use in Bermuda, (iv) payment of club dues not to exceed $3,000 per year, (v) a housing allowance of $7,000 per month, (v) four roundtrip business class tickets per year to California or similar destination per year, (vi) financial planning assistance, (vii) participation in our pension, life insurance, health, disability, and major medical insurance plans and (viii) such other employee benefit plans that may be established during the term of his employment.

Effective April 1, 2007, we entered into a new employment agreement with Mr. Minton, which replaced and superseded the 2000 Employment Agreement and pursuant to which Mr. Minton serves as our Executive Vice President and Chief Operating Officer. Mr. Minton’s employment agreement runs for three years with automatic one-year extensions subject to six-month non-renewal notice by either Mr. Minton or us. The employment agreement provides for an annual base salary of not less than $500,000 subject to increase at the discretion of our Compensation Committee. Pursuant to the terms of the employment agreement, Mr. Minton is eligible for an annual bonus determined in accordance with the bonus policy applicable to our senior executive officers located in Bermuda. Beginning in 2008, we will provide Mr. Minton with a target bonus amount for each calendar year during the term of the agreement at or near the beginning of each calendar year.

Under the terms of his April 2007 employment agreement, Mr. Minton is also entitled to receive perquisites commensurate with those provided to other executive vice presidents in the same geographic location including (i) a housing allowance of not less than $10,000 per month, (ii) a club dues allowance, (iii) an automobile allowance, (iv) a travel allowance, (v) tax and financial planning services and (vi) a tax gross-up. Mr. Minton is entitled to participate in our pension, life insurance, health, disability and major medical insurance plans, and in such other employee benefit plans that may be established during the term of his employment. Mr. Minton is also entitled to no less than four weeks of paid vacation each year.

Mr. Minton is subject to one-year post-termination non-competition and non-solicitation restrictions in addition to perpetual confidentiality and non-disparagement requirements.

In 2007, Mr. Minton was paid $500,000 base salary and was awarded a cash bonus in the amount of $700,000.

Angelo M. Guagliano.  Max Bermuda entered into a letter agreement with Mr. Guagliano, which we refer to as the Guagliano Letter Agreement, effective as of December 10, 2002, pursuant to which Mr. Guagliano initially served as Managing Director and Chief Underwriting Officer, Bermuda Insurance Operations.

The Guagliano Letter Agreement specified a base salary of $325,000, subject to increase at the discretion of our Compensation Committee commencing in January 2004. The Guagliano Letter Agreement also provided for an annual bonus targeted at 75% of base salary with a range of 0% to 200% of base salary.

Under the terms of the Guagliano Letter Agreement, Mr. Guagliano received (i) an initial grant of 100,000 stock options and 30,000 restricted shares, each subject to vesting 20% on the date of grant and 20% per year thereafter until fully vested, (ii) a one-time automobile purchase or lease of up to $40,000, (iii) payment of country club dues not to exceed $6,000 per year, (iv) a housing allowance of $10,000 per month, (v) three return business class tickets to New York per family member per year, (vi) financial and tax planning assistance and (vii) participation in our pension, life insurance, health, disability, major medical insurance plans and such other employee benefit plans that may be established during the term of his employment.

Effective April 1, 2007, Max Bermuda entered into a new employment agreement with Mr. Guagliano, which replaced and superseded the Guagliano Letter Agreement and pursuant to which Mr. Guagliano serves as President and Chief Executive Officer of Max Bermuda. Mr. Guagliano’s employment agreement runs for three years with automatic one-year extensions subject to six-month non-renewal notice by either Mr. Guagliano or Max Bermuda. The employment agreement provides for an annual base salary of not less than $475,000 subject to increase at the discretion of our Compensation Committee. Pursuant to the terms of the employment agreement, Mr. Guagliano is eligible for an annual bonus determined in accordance with the bonus policy applicable to other senior executive officers located in Bermuda. Beginning in 2008, we will provide Mr. Guagliano with a target bonus amount for each calendar year during the term of the agreement at or near the beginning of each calendar year.

Under the terms of his April 2007 employment agreement, Mr. Guagliano is also entitled to receive perquisites commensurate with those provided to other executive vice presidents in the same geographic location including (i) a housing allowance of not less than $10,000 per month, (ii) a club dues allowance, (iii) an automobile allowance, (iv) a travel allowance, (v) tax and financial planning services and (vi) a tax gross-up. Mr. Guagliano is entitled to participate in our pension, life insurance, health, disability and major medical insurance plans, and in such other employee benefit plans that may be established during the term of his employment. Mr. Guagliano is also entitled to no less than four weeks of paid vacation each year.

Mr. Guagliano is subject to one-year post-termination non-competition and non-solicitation restrictions in addition to perpetual confidentiality and non-disparagement requirements.

In 2007, Mr. Guagliano was paid $485,853 base salary and was awarded a cash bonus in the amount of $625,000.

Stephen J. Vaccaro, Jr.  In December 2006, Max USA entered into an employment agreement with Mr. Vaccaro, pursuant to which Mr. Vaccaro initially served as Chief Executive Officer of Max USA. Following the acquisition of Max Specialty in 2007, Mr. Vaccaro’s employment agreement was transferred to Max Specialty Services. Mr. Vaccaro currently serves as President and Chief Executive Officer of each of Max Specialty and Max Specialty Services and Chief Executive Officer of Max California.

Mr. Vaccaro’s employment agreement has a term that began on December 13, 2006 and ends on the two year anniversary thereof with automatic one-year extensions subject to sixty (60) days non-renewal notice by either Max Specialty Services or Mr. Vaccaro. The employment agreement provides for an annual base salary of not less than $500,000 subject to discretionary increase by the board of Max Specialty Services. Pursuant to the terms of his employment agreement, Mr. Vaccaro is eligible for an annual bonus during the term of his employment. For 2007, Mr. Vaccaro’s employment agreement specifies a minimum bonus of $425,000.

Mr. Vaccaro is also entitled to participate in the benefit plans and insurance programs available to other senior executive officers of Max Specialty Services.

Upon entry into his employment agreement, Mr. Vaccaro received an initial grant of 100,000 restricted shares and 300,000 stock options. The options are divided into four equal tranches with differing exercise prices. Subject to Mr. Vaccaro’s continued employment, the stock options become exercisable in December 2010. Assuming continued employment and subject to the achievement of performance targets set forth in the award agreement, 50,000 shares will vest in December 2009. The remaining 50,000 restricted shares will vest in December 2009 subject to continued employment.

Mr. Vaccaro’s restricted shares will vest in December 2009 provided that 50,000 shares are subject to an additional vesting condition with respect to the achievement of performance targets set forth in the award agreement.

In 2007, Mr. Vaccaro was paid $500,000 base salary and was awarded a cash bonus in the amount of $425,000 pursuant to the terms of his employment agreement.

Keith S. Hynes.  In December 1999, we entered into an employment agreement with Mr. Hynes having an initial four-year term with automatic one-year extensions under which Mr. Hynes served as our Executive Vice President and Chief Financial Officer. The compensation and benefits provisions of the December 1999 employment agreement terminated effective March 31, 2007 upon Mr. Hynes’ resignation and entry into a retirement and separation agreement with Max Capital (described below in the section titled “Potential Payments Upon Termination or Change in Control”).

Mr. Hynes’ employment agreement provided for an initial base salary of $360,000 subject to increase at the discretion of our Compensation Committee. Mr. Hynes’ employment agreement also provided for an annual bonus targeted at 75% of base salary with a range of 0% to 150%.

On the commencement of his employment, Mr. Hynes was granted warrants to purchase 140,000 common shares. The warrants were 20% vested as of the date of grant and vested 20% on each subsequent anniversary thereof, subject to Mr. Hynes’ continued employment with us. Mr. Hynes also received (i) an automobile allowance, (ii) payment of country club dues not to exceed $5,000 annually, (iii) housing allowance not to exceed $7,000 per month for temporary housing or $8,000 per month for permanent housing, (iv) two airline tickets per month for travel between Bermuda and the United States and (v) participation in our pension, life insurance, health, disability and major medical insurance plans, and in such other employee benefit plans that we establish during the term of his employment.

In 2007, Mr. Hynes was paid $106,250 base salary. Due to his retirement in March 2007, he was not awarded a cash bonus.

2000 Incentive Plan

General

Our 2000 Incentive Plan was approved by our shareholders at their annual meeting held in 2000 and amendments to our 2000 Incentive Plan were approved at the annual meetings held in each of 2002 and 2005. The purpose of our 2000 Incentive Plan is to enhance our ability to attract employees, consultants and directors of outstanding ability and to provide employees, consultants and directors with an interest in us parallel to that of our shareholders. Except for warrants granted to Messrs. Hynes and Minton, all restricted shares and option awards granted to our named executive officers were granted under our 2000 Incentive Plan.

Subject to adjustment in accordance with the terms of our 2000 Incentive Plan, 8,000,000 common shares are authorized for issuance under our 2000 Incentive Plan. As of February 29, 2008, shares remaining under our 2000 Incentive Plan were sufficient to satisfy our obligations with respect to the reload provisions of outstanding option agreements.

Administration

Our Compensation Committee administers our 2000 Incentive Plan and has broad discretion, subject to the terms of our 2000 Incentive Plan, to (i) approve the selection of participants, (ii) determine the types of awards to be made to participants, (iii) determine the number of common shares subject to awards, (iv) determine the terms and conditions of any award (including, but not limited to, any restrictions and forfeiture conditions on such award) and (v) interpret our 2000 Incentive Plan, establish, amend, and rescind any rules and regulations relating to our 2000 Incentive Plan, determine the terms and provisions of any agreements entered into thereunder, and make all other determinations necessary or advisable for the administration of our 2000 Incentive Plan. Our Compensation Committee may correct any defect, supply any omission or reconcile any inconsistency in our 2000 Incentive Plan or in any award in the manner and to the extent it deems desirable to carry it into effect.

Options

Incentive stock options and nonqualified stock options may be granted under our 2000 Incentive Plan in such form as our Compensation Committee may from time to time approve pursuant to terms set forth in individual option agreements. Our Compensation Committee may alter or waive, at any time, any term or condition of an option that is not mandatory under our 2000 Incentive Plan. Our Compensation Committee determines the per share exercise price of options which, in the case of incentive stock options and options granted to non-employee directors, will not be less than 100% of the fair market value of the common shares on the grant date. Our 2000 Incentive Plan defines fair market value on the grant date as the closing price of the common shares on the day immediately preceding the grant date. The term of each option will be fixed by our Compensation Committee but in no case will an option be exercisable after the expiration of ten (10) years from the date of grant except that in the case of 10% shareholders, the outside term of any incentive stock option is five years.

For purposes of our 2000 Incentive Plan, “cause” is defined as the term is utilized in the respective employment agreement of the applicable named executive officer.

For purposes of our 2000 Incentive Plan, “change in control” means (i) a sale, assignment, transfer or other disposition of securities in one or more related transactions where the shareholders of Max Capital immediately prior to the transaction cease to beneficially own more than 50% of the total combined voting power of Max Capital’s outstanding securities, (ii) a merger, consolidation, reorganization or similar corporate event in which the shareholders of Max Capital immediately prior to such transaction cease to beneficially own more than 50% of the total combined voting power of our outstanding securities or more than 50% of the total combined voting power of the resultant corporation or entity if Max Capital does not survive the transaction or (iii) the sale, transfer, assignment or other disposition of all or substantially all of Max Capital’s property, assets or business to one or more unrelated parties.

Restricted Share Awards

Restricted share awards are subject to such terms and conditions that our Compensation Committee deems appropriate. Restricted shares may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose, for such period as our Compensation Committee determines. Our Compensation Committee may define the restricted period in terms of the passage of time or in any other manner it deems appropriate. Our Compensation Committee may alter or waive at any time any term or condition of a restricted share award that is not mandatory under our 2000 Incentive Plan.

Restricted Share Units

Our Compensation Committee may also award restricted share units. Payment of restricted share units will be made in common shares or in cash (based upon the fair market value of the common shares on the day the restricted period expires). Restricted share units will be subject to the terms and conditions that our Compensation Committee deems appropriate.

Share Purchase Awards

Our Compensation Committee may authorize eligible individuals to purchase our common shares at a price above, equal to or below the fair market value of the shares at the time of grant. Any such offer is subject to the terms and conditions our Compensation Committee may impose. Our 2000 Incentive Plan permits us to make loans to eligible participants in connection with the purchase of common shares, as our Compensation Committee, in its discretion, may determine. However, in compliance with the Sarbanes-Oxley Act of 2002, our Compensation Committee has chosen not to make any loans.

Share Awards

Our Compensation Committee may award common shares or awards based on the value of our common shares either alone or in addition to other awards granted under our 2000 Incentive Plan and subject to performance and employment conditions as determined by our Compensation Committee. Payment of awards which are based on the value of our common shares may be made in shares or in cash or in a combination thereof (based upon the fair market value of the shares on the date of payment), as determined by our Compensation Committee in its sole discretion.

Adjustments

In the event of any share dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change or event, or any distribution to holders of our common shares other than regular cash dividends, that results in a change in the outstanding common shares, the number or kind of shares available for options and awards under our 2000 Incentive Plan will be adjusted by our Compensation Committee as it deems equitable and the number and kind of common shares subject to any outstanding awards granted under our 2000 Incentive Plan and the purchase price thereof will be adjusted by our Compensation Committee as it in its sole discretion deems equitable to preserve the value of the awards.

Amendment/Termination

Our Compensation Committee may amend, suspend or terminate our 2000 Incentive Plan or any portion thereof at any time, provided that (a) no amendment will be made without shareholder approval if such approval is necessary to comply with any applicable law, regulation or stock exchange rule and (b) subject to certain exceptions, no amendment will be made that would adversely affect the rights of a participant under an award previously granted, without the participant’s written consent.

Unless sooner terminated, our 2000 Incentive Plan will terminate in June 2010 although, if approved by shareholders, the 2008 Incentive Plan will replace our 2000 Incentive Plan and we expect to make future grants under the 2008 Incentive Plan, except with respect to the grant of reload options required pursuant to the terms of options that were granted under our 2000 Incentive Plan.

Nonqualified Deferred Compensation Plans

We, through Max Bermuda, maintain three nonqualified deferred compensation plans in which named executive officers of Max Capital who are U.S. taxpayers participate: the Excess Benefit Plan, the Top Hat Plan and the Deferred Compensation Plan for U.S. Citizens. The Excess Benefit Plan was established on January 1, 2005 to enable salaried employees who participate in the Max Bermuda Ltd. 401(k) Plan to receive employer contributions that are in excess of the limits imposed on contributions to the 401(k) Plan under Section 415 of the Code. Each year, we make a contribution to the Excess Benefit Plan on behalf of each participant in an amount equal to the difference between the (i) amount we would have contributed to the 401(k) Plan if the limitations imposed under Code Section 415 did not apply and (ii) amount we actually contributed to the 401(k) Plan for the participant. Participants are not permitted to make contributions to the Excess Benefit Plan. The Top Hat Plan, which was established on January 1, 2005, permits a select group of our management employees to elect to defer receipt of all or any portion of their annual base salaries and/or annual bonuses in accordance with the requirements imposed by Code Section 409A. The Top Hat Plan is the successor plan to the Deferred Compensation Plan for U.S. Citizens, which plan is substantially identical to the Top Hat Plan (except for the vesting requirements discussed below) but does not permit salary and bonus deferrals for periods after December 31, 2005.

Amounts credited to the Excess Benefit Plan and the Deferred Compensation Plan for U.S. Citizens will become vested and non-forfeitable on the earliest of the date on which the participant has completed two years of service with us, the participant’s death or termination of employment due to disability, or a change in control of Max Bermuda (within the meaning of Section 409A of the Code). Amounts deferred under the Top Hat Plan are fully vested at all times. Contributions to the plans are deemed to be invested by each participant in one or more of the investment vehicles selected for this purpose by the committee administering the plans and/ or in the participant’s self-directed investment account and any earnings on these deemed investments are credited to the participant’s account under the plans. Except for amounts contributed to the plans with respect to 2005 (which pay out only upon termination of employment), payment under the plans will generally occur upon the earlier of termination of a participant’s employment or a specific date (or dates) elected by the participant.

Defined Contribution Plans

We, through Max Bermuda, maintain four defined contribution plans for our employees and the employees of our Bermuda and Irish subsidiaries: (i) the Max Bermuda Pension Plan for Bermudian employees and employees whose spouses are Bermudian; (ii) the Max Bermuda Employee Benefit Trust (as described below) for certain non U.S. taxpayers who work in Bermuda; (iii) a 401(k) plan for U.S. taxpayers who work in Bermuda; and (iv) the Max Europe Pension Plan for employees of the operating subsidiaries in Ireland. With respect to amounts contributed by an employee into the applicable deferred compensation plan of up to 5% of covered compensation, we match 100% to 200% of the employee’s contribution, subject to certain vesting requirements based on length of employment. The 401(k) plan for U.S. taxpayers who work in

Bermuda has been amended to be a Safe Harbor Plan within the meaning of the Code, effective as of January 1, 2008.

The Max Bermuda Employee Benefit Trust is a segregated trust offered to certain non-U.S. citizens. The trust is managed by Fiduciary Partners Trust Company Ltd. and permits the individual employee to direct investment of the funds allocated to his or her trust account.

We, through Max USA, maintain a “safe harbor” 401(k) plan within the meaning of the Code. The company matches 100% of the first 3% of qualified contributions and 50% of the next 2% up to a maximum of 4% of qualified contributions. All contributions are immediately 100% vested.

Potential Payments Upon Termination or Change in Control

Employment Agreements

W. Marston Becker. In the event that Mr. Becker’s employment terminates at the end of the term of his employment agreement, he would be paid accrued but unpaid base salary and, if applicable, accrued and unused vacation through the date of termination. Mr. Becker would also be paid $750,000 (minus applicable taxes and withholdings), of which (i) $375,000 is required to be paid within ten days of the date six months following the termination of Mr. Becker’s employment and (ii) $375,000 is required to be paid in six equal installments of $62,500 over the course of six months beginning on the first payroll date following the initial payment of $375,000 in accordance with regular payroll practices.

In the event that we terminate Mr. Becker’s employment during the term without cause (as defined below), Mr. Becker would be paid the accrued obligations set forth in the paragraph above in addition to $1,500,000 (minus applicable taxes and withholdings) of which (i) $750,000 is required to be paid within ten days of the date six months following the termination of Mr. Becker’s employment and (ii) $750,000 is required to be paid in six equal installments of $125,000 over the course of six months beginning on the first payroll date following the initial payment of $750,000 in accordance with regular payroll practices.

If Mr. Becker’s employment is terminated by him for good reason (as defined below) or by us for any reason following a change in control (as defined below), Mr. Becker would be entitled to be paid, in addition to the accrued obligations set forth above, an amount equal to three times the sum of (i) his then current base salary and (ii) the greater of his last paid bonus or target bonus (minus applicable taxes and withholdings). If, however, Mr. Becker’s employment had been terminated on or prior to December 31, 2007 by him for good reason or by us for any reason following a change in control, he would have been entitled to be paid, in addition to the accrued obligations set forth above, an amount equal to two times the sum of (i) his then current base salary and (ii) the greater of his last paid bonus or target bonus (minus applicable taxes and withholdings).

The payments would be structured so that (i) half of the aggregate payment would be made within ten days of the date six months following the termination date and (ii) the remaining amount would be paid in six equal installments over the course of the six months beginning on the first payroll date after the initial payment, in accordance with regular payroll practices.

In addition, if Mr. Becker’s employment agreement is terminated prior to the end of its term by us without cause or by Mr. Becker for good reason, or following a change in control, we are obligated to indemnify and make Mr. Becker whole if payments to him made pursuant to the change in control provisions of his employment agreement are treated as an “excess parachute payment” under Code Section 280G(b) and he suffers any adverse tax consequences as a result thereof. However, if reducing the payment by less than 15% of the aggregate payments would avoid the imposition of taxes or penalties, we have reserved the right to reduce such payments accordingly.

If Mr. Becker’s employment terminates as a result of his death or disability (as defined below), Mr. Becker and/or his beneficiary, legal representatives or estate will be entitled to accrued but unpaid base salary through the date of termination, earned but unpaid bonus for the year prior to the year of termination, pro-rated bonus (as determined in good faith by our Compensation Committee based on the relative achievement of performance targets through the termination date) and accrued vacation pay. Payments to Mr. Becker made in connection with his death or disability will be made no later than thirty days after the effective date of termination.

Notwithstanding any timing specifications contained in Mr. Becker’s employment agreement, all severance payments contemplated by his employment agreement are contingent upon Mr. Becker’s execution of a general release of claims and are subject to the timing requirements of Code Section 409A.

Assuming Mr. Becker’s employment terminated under each of the circumstances described above on December 31, 2007, such payments and benefits have an estimated value of:

Event	Pro-Rated Bonus		Total Cash Severance		Value of Accelerated Equity (1)		Gross Up		Total
Termination without Cause	0		1,500,000	(2)	3,006,938	(3)	0		4,506,938
Death or Disability	1,300,000	(4)			3,006,938	(3)	0		4,306,938
Expiration of the Employment Agreement without similar offer of employment	0		750,000	(2)	3,006,938	(3)	0		3,756,938
With Cause or without Good Reason	0		0		0		0		0
Change in Control or for Good Reason	0		3,000,000	(5)	3,006,938	(3)	2,131,134	(6)	8,138,072
Retirement	0		0		270,663	(7)	0		270,663

(1)	Calculated as the sum of (i) the number of restricted shares becoming vested upon termination of employment multiplied by the closing price of our common shares on December 31, 2007 ($27.99) and (ii) the number of options becoming vested upon termination of employment multiplied by the difference between $27.99 and the applicable exercise price of the options.

(2)	Equal to contractually stated severance amount.

(3)	Calculated assuming that all unvested restricted shares and options fully vest upon termination of employment.

(4)	Assumes that actual bonus equals target bonus.

(5)	Calculated as two times the aggregate of (i) Mr. Becker’s then current base salary and (ii) the greater of Mr. Becker’s last paid bonus or then current target bonus.

(6)	Pursuant to his employment agreement, Mr. Becker under certain circumstances is entitled to receive a gross-up payment from us to make him whole as a result of any excise taxes that may be imposed upon him under Section 4999 of the Code.

(7)	Calculated assuming forfeiture of all restricted shares issued prior to February 2007 and full vesting of all restricted shares issued on or after February 1, 2007.

Joseph W. Roberts, Peter A. Minton and Angelo M. Guagliano.  Pursuant to the terms of the employment agreements of each of Messrs. Roberts, Minton and Guagliano (each, for purposes of this discussion, an “executive”), in the event that (i) we (or Max Bermuda in the case of Mr. Guagliano) terminate the executive for cause (as defined below), (ii) the executive terminates his employment without good reason (as defined below) or (iii) the executive provides us with six-months notice of non-renewal of his employment agreement, the executive would be paid his accrued but unpaid base salary and accrued but unused vacation pay earned through the date of termination.

If the executive’s employment is terminated as a result of Max Capital or Max Bermuda, as applicable, providing him with six-month notice of non renewal, in addition to the amounts set forth in the previous paragraph, Max Capital or Max Bermuda, as applicable, would continue to pay the executive his then current base salary for six months following the termination date, in accordance with regular payroll practices.

In the event that the executive’s employment is terminated without cause during the term or the executive terminates his employment for good reason during the term, pursuant to each executive’s employment agreement, the executive is entitled to be paid within ninety days his (i) accrued but unpaid base salary earned through the termination date, (ii) accrued but unpaid bonus earned in the year immediately prior to the year in which termination occurs and (iii) accrued but unused vacation pay through the termination date, which we refer to collectively as the Accrued Obligations. In addition to the Accrued Obligations, the executive would also be paid an aggregate of (i) the greater of his base salary in effect as of the termination date or his base salary in effect immediately before any reduction of base salary that constituted good reason plus (ii) an amount equal to the executive’s bonus with respect to the fiscal year that ended immediately prior to the fiscal year in which the termination occurred, which we refer to in the aggregate as the Liquidated Amounts. The Liquidated Amounts would be paid in twelve substantially equal monthly installments beginning on the first day following the revocation period set forth in the general release of claims required to be executed by the executive.

In addition to the payments specified above, Mr. Roberts would be granted an additional 730 days of credit (provided the total number of days of vesting credit does not exceed 1,095) in determining the vesting of 35,000 restricted shares from Mr. Roberts’ February 2007 award.

Notwithstanding the provisions discussed above, if employment is terminated by the executive for good reason or by us without cause in connection with or within twelve months following a change in control, in lieu of the Liquidated Amounts, the executive would receive an amount equal to two times the sum of his then (i) current base salary plus (ii) then current target bonus, which we refer to as the CIC Amount. The CIC Amount is required to be paid within 18 days of execution of a general release agreement with the executive with respect to the termination of the executive’s employment.

If the executive’s employment terminates as a result of his death or disability, the executive and/or his beneficiary, legal representatives or estate would, as soon as practicable, be paid (i) a lump sum amount reflecting the Accrued Obligations and a pro-rata bonus for the current year (as determined in good faith by our Compensation Committee, or in the case of Mr. Guagliano, the board of directors of Max Bermuda), (ii) reasonable expenses incurred but not paid prior to the termination date and (iii) compensation, rights or benefits in accordance with the terms and provisions of any of our plans, agreements or programs applicable to the executive.

Upon retirement, the executive would be entitled to receive (i) the Accrued Obligations and (ii) a pro-rata bonus for the year in which the retirement occurs (as determined in good faith by our Compensation Committee, or in the case of Mr. Guagliano, the board of directors of Max Bermuda). The payment of the pro-rata bonus is contingent on the executive not engaging in employment, consulting, directorships or certain other relationships without the consent of the board of Max Capital or Max Bermuda, as applicable.

Notwithstanding any timing specifications addressed in any of the executives’ respective employment agreements, all severance payments contemplated by an employment agreement are contingent upon the executive’s execution of a general release of claims and are subject to the timing requirements of Code Section 409A.

Assuming Mr. Roberts’ employment terminated under each of the circumstances described above on December 31, 2007, such payments and benefits have an estimated value of:

Event	Pro-Rated Bonus		Total Cash Severance		Value of Accelerated Equity (1)		Total
Termination without Cause or for Good Reason	0		665,500	(2)	1,591,806	(3)	2,257,306
Death or Disability	335,000	(4)	0		938,706	(3)	1,273,706
Expiration of the Employment Agreement without similar offer of employment	0		170,250	(5)	1,904,225	(6)	2,074,475
With Cause or without Good Reason	0		0		0		0
Change in Control	0		1,351,000	(7)	2,034,845	(8)	3,385,845
Retirement	335,000	(4)	0		1,363,085	(9)	1,698,085

(1)	Calculated as the sum of (i) the number of restricted shares becoming vested upon termination of employment multiplied by the closing price of our common shares on December 31, 2007 ($27.99) and (ii) the number of options becoming vested upon termination of employment multiplied by the difference between $27.99 and the applicable exercise price of the options.

(2)	Calculated as the sum of (i) Mr. Roberts’ base salary in effect on December 31, 2007 and (ii) the cash bonus paid to Mr. Roberts with respect to the fiscal year ended December 31, 2006.

(3)	Calculated assuming (i) pro-rata vesting of unvested restricted shares provided, however, that Mr. Roberts was granted an additional 730 days of credit in determining the vesting of the 35,000 restricted shares from Mr. Roberts’ February 2007 award and (ii) full vesting of all unvested options that would have vested in the one year period following termination of employment.

(4)	Calculated as Mr. Roberts’ pro rata bonus at December 31, 2007. Assumes Mr. Roberts’ pro rata bonus at December 31, 2007 equals the actual bonus received by Mr. Roberts for fiscal year 2007.

(5)	Calculated as six months of Mr. Roberts’ then current base salary.

(6)	Calculated assuming pro-rata vesting of all restricted shares issued prior to February 2007, full vesting of all restricted shares issued on or after February 1, 2007 and full vesting of all unvested options that would have vested in the one year period following termination of employment.

(7)	Calculated as two times the aggregate of (i) Mr. Roberts’ then current base salary and (ii) Mr. Roberts’ then current target bonus. Assumes target bonus equals actual bonus for fiscal year 2007.

(8)	Calculated assuming that all unvested restricted shares and options fully vest upon termination of employment.

(9)	Calculated assuming forfeiture of all restricted shares issued prior to February 2007 and full vesting of all restricted shares issued on or after February 1, 2007.

Assuming Mr. Minton’s employment terminated under each of the circumstances described above on December 31, 2007, such payments and benefits have an estimated value of:

Event	Pro-Rated Bonus		Total Cash Severance		Value of Accelerated Equity (1)		Total
Termination without Cause or for Good Reason	0		1,000,000	(2)	1,617,733	(3)	2,617,733
Death or Disability	700,000	(4)	0		1,617,733	(3)	2,317,733
Expiration of the Employment Agreement without similar offer of employment	0		250,000	(5)	2,256,773	(6)	2,506,773
With Cause or without Good Reason	0		0		0		0
Change in Control	0		2,400,000	(7)	2,552,184	(8)	4,952,184
Retirement	700,000	(4)	0		902,174	(9)	1,602,174

(1)	Calculated as the sum of (i) the number of restricted shares becoming vested upon termination of employment multiplied by the closing price of our common shares on December 31, 2007 ($27.99) and (ii) the number of options becoming vested upon termination of employment multiplied by the difference between $27.99 and the applicable exercise price of the options.

(2)	Calculated as the sum of (i) Mr. Minton’s base salary in effect on December 31, 2007 and (ii) the cash bonus paid to Mr. Minton with respect to the fiscal year ended December 31, 2006.

(3)	Calculated assuming pro-rata vesting of unvested restricted shares and full vesting of all unvested options that would have vested in the one year period following termination of employment.

(4)	Calculated as Mr. Minton’s pro rata bonus at December 31, 2007. Assumes Mr. Minton’s pro rata bonus at December 31, 2007 equals the actual bonus received by Mr. Minton for fiscal year 2007.

(5)	Calculated as six months of Mr. Minton’s then current base salary.

(6)	Calculated assuming pro-rata vesting of all restricted shares issued prior to February 2007, full vesting of all restricted shares issued on or after February 1, 2007 and full vesting of all unvested options that would have vested in the one year period following termination of employment.

(7)	Calculated as two times the aggregate of (i) Mr. Minton’s then current base salary and (ii) Mr. Minton’s then current target bonus. Assumes target bonus equals actual bonus for fiscal year 2007.

(8)	Calculated assuming that all unvested restricted shares and options fully vested upon termination of employment.

(9)	Calculated assuming forfeiture of all restricted shares issued prior to February 2007 and full vesting of all restricted shares issued on or after February 1, 2007.

Assuming Mr. Guagliano’s employment terminated under each of the circumstances described above on December 31, 2007, such payments and benefits have an estimated value of:

Event	Pro-Rated Bonus		Total Cash Severance		Value of Accelerated Equity (1)		Total
Termination without Cause or for Good Reason	0		1,103,000	(2)	1,781,469	(3)	2,884,469
Death or Disability	625,000	(4)	0		1,781,469	(3)	2,406,469
Expiration of the Employment Agreement without similar offer of employment	0		239,000	(5)	2,432,483	(6)	2,671,483
With Cause or without Good Reason	0		0		0		0
Change in Control	0		2,206,000	(7)	3,502,557	(8)	5,708,557
Retirement	625,000	(4)	0		919,080	(9)	1,544,080

(1)	Calculated as the sum of (i) the number of restricted shares becoming vested upon termination of employment multiplied by the closing price of our common shares on December 31, 2007 ($27.99) and (ii) the number of options becoming vested upon termination of employment multiplied by the difference between $27.99 and the applicable exercise price of the options.

(2)	Calculated as the sum of (i) Mr. Guagliano’s base salary in effect on December 31, 2007 and (ii) the cash bonus paid to Mr. Guagliano with respect to the fiscal year ended December 31, 2006.

(3)	Calculated assuming pro-rata vesting of unvested restricted shares and full vesting of all unvested options that would have vested in the one year period following termination of employment.

(4)	Calculated as Mr. Guagliano’s pro rata bonus at December 31, 2007. Assumes Mr. Guagliano’s pro rata bonus at December 31, 2007 equals the actual bonus received by Mr. Guagliano for fiscal year 2007.

(5)	Calculated as six months of Mr. Guagliano’s then current base salary.

(6)	Calculated assuming pro-rata vesting of all restricted shares issued prior to February 2007, full vesting of all restricted shares issued on or after February 1, 2007 and full vesting of all unvested options that would have vested in the one year period following termination of employment.

(7)	Calculated as two times the aggregate of (i) Mr. Guagliano then current base salary and (ii) Mr. Guagliano then current target bonus. Assumes target bonus equals actual bonus for fiscal year 2007.

(8)	Calculated assuming that all unvested restricted shares and options fully vested upon termination of employment.

(9)	Calculated assuming forfeiture of all restricted shares issued prior to February 2007 and full vesting of all restricted shares issued on or after February 1, 2007.

Stephen J. Vaccaro, Jr.  In the event that (i) Max Specialty Services terminates the employment of Mr. Vaccaro for cause (as defined below), (ii) Mr. Vaccaro terminates his employment without good reason (as defined below) or (iii) either Max Specialty Services or Mr. Vaccaro provides the other with sixty-days notice of non renewal of the employment agreement, Mr. Vaccaro would be paid (i) accrued but unpaid base salary through the termination date, (ii) accrued but unpaid bonus, if any, earned for the year immediately prior to the year in which the termination occurs, (iii) accrued but unpaid vacation pay through the termination date and (iv) reimbursement for prepaid reasonable expenses incurred.

In the event that Max Specialty Services terminates Mr. Vaccaro’s employment during the term without cause or Mr. Vaccaro terminates his employment for good reason, Mr. Vaccaro would be paid the accrued obligations set forth in the previous paragraph along with a pro-rated bonus for the year in which the termination occurs (as determined in good faith by the board of directors of Max Specialty Services), such payments to be made as soon as practicable following Mr. Vaccaro’s termination. In addition to his accrued obligations and pro-rated bonus, if any, Mr. Vaccaro would be entitled to continued payment of his (i) base salary in effect as of the termination date for a two-year period in twenty-four equal monthly installments and (ii) COBRA premiums for a period not to exceed eighteen months.

Notwithstanding the provisions discussed above, if Mr. Vaccaro terminates his employment for good reason or Max Specialty Services terminates Mr. Vaccaro’s employment without cause following a change in control, in lieu of continued base salary for two years, Mr. Vaccaro would be entitled to a lump sum payment equal to two times his current base salary. The lump sum payment would be made within 18 days of Mr. Vaccaro’s execution of a general release of claims.

If Mr. Vaccaro’s employment terminates as a result of his death or disability, Max Specialty Services will pay Mr. Vaccaro and/or his beneficiary, legal representatives or estate, as soon as practicable, his accrued obligations set forth above.

Assuming Mr. Vaccaro’s employment terminated under each of the circumstances described above on December 31, 2007, such payments and benefits have an estimated value of:

Event	Pro-Rated Bonus		Total Cash Severance		Value of Accelerated Equity (1)		Total
Termination without Cause or for Good Reason	425,000	(2)	1,020,756	(3)	962,196	(4)	2,407,952
Death or Disability	0		0		962,196	(4)	962,196
Expiration of the Employment Agreement without similar offer of employment	0		0		962,196	(4)	962,196
With Cause or without Good Reason	0		0		0		0
Change in Control	425,000	(2)	1,020,756	(3)	3,078,750	(6)	4,524,506
Retirement	0		0		0	(7)	0

(1)	Calculated as the sum of (i) the number of restricted shares becoming vested upon termination of employment multiplied by the closing price of our common shares on December 31, 2007 ($27.99) and (ii) the number of options becoming vested upon termination of employment multiplied by the difference between $27.99 and the applicable exercise price of the options.

(2)	Calculated as Mr. Vaccaro’s pro rata bonus at December 31, 2007. Assumes Mr. Vaccaro’s pro rata bonus at December 31, 2007 equals the actual bonus received by Mr. Vaccaro for fiscal year 2007.

(3)	Calculated as the aggregate of (i) two times Mr. Vaccaro’s then current base salary and (ii) COBRA premiums for no more than eighteen months following Mr. Vaccaro’s termination date.

(4)	Calculated assuming pro-rata vesting of unvested restricted shares and full vesting of all unvested options that would have vested in the one year period following termination of employment.

(5)	Calculated assuming pro-rata vesting of all restricted shares issued prior to February 2007, full vesting of all restricted shares issued on or after February 1, 2007 and full vesting of all unvested options that would have vested in the one year period following termination of employment.

(6)	Calculated assuming that all unvested restricted shares and options fully vested upon termination of employment.

(7)	Calculated assuming forfeiture of all restricted shares issued prior to February 2007 and full vesting of all restricted shares issued on or after February 1, 2007.

Employment Agreement Definitions

For purposes of the employment agreements described herein, “cause” generally means the named executive officer’s (i) drug or alcohol use which impairs his ability to perform his duties; (ii) conviction by a court, or plea of “no contest” or guilty to a felony or equivalent; (iii) engaging in fraud, embezzlement or any other illegal conduct with respect to us; (iv) willful violation of the restrictive covenants set forth in the named executive officer’s employment agreement; (v) willful failure or refusal to perform the duties under the named executive officer’s employment agreement; or (vi) breach of any material provision of the named executive officer’s employment agreement related to conduct which is not cured, if curable, within 10 days after written notice is given by us to the named executive officer (or in the case of Mr. Becker, 30 days written notice).

In addition to the definition in the preceding paragraph, cause for Mr. Vaccaro would also include (i) a background investigation which results in the uncovering of conduct or matters which (A) reveal fraud, misrepresentations, or dishonesty on the part of Mr. Vaccaro, (B) would be grounds for termination or non-hiring under applicable law as determined by counsel to Max Specialty Services or (C) would constitute cause under the preceding paragraph as if such conduct or matters had transpired during Mr. Vaccaro’s employment with us or any of our companies, or (ii) Vaccaro Insurance Holdings, Inc., Mr. Vaccaro’s former company which we refer to as VIH, materially breaching or violating a representation, warranty, covenant or agreement set forth in the purchase agreement entered into in 2006 between VIH and Max USA.

For purposes of the employment agreements described herein, “good reason” means any of the following events which is not cured, if curable, within thirty days after the named executive officer has given notice to us of: (i) any material and adverse change to his duties or authority which is inconsistent with his title and position as applicable; (ii) a reduction of the named executive officer’s base salary or (iii) a failure by us to comply with any other material provisions or obligations pursuant to the named executive officer’s employment agreement. For Messrs. Becker, Minton, Roberts and Guagliano, good reason also includes (i) a diminution of the named executive officer’s title or position; or (ii) the relocation of the named executive officer’s office outside of Bermuda. Good reason for Mr. Becker may also be triggered upon a material reduction in the benefits set forth in his employment agreement. For Messrs. Minton, Roberts and Guagliano, a target bonus below 50% of base salary may also constitute good reason under each respective employment agreement.

For purposes of the employment agreements described herein, “disability” generally means if, as a result of incapacity due to physical or mental illness, the named executive officer is substantially unable to perform his duties for an entire period of at least 120 consecutive days (180 days in the case of Mr. Becker) or 180 non-consecutive days within any 365-day period.

For purposes of Messrs. Becker’s, Roberts’ and Minton’s employment agreements, the term “change in control” generally means: (i) any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of Max Capital or those of Max Bermuda; (ii) any person is or becomes, directly or indirectly, the beneficial owner of our securities representing 51% or more of the combined voting power of our then outstanding voting securities; (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute our board of directors and any new director, whose election to the board of directors or nomination for election to the board of directors by our shareholders was approved by a vote of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors then in office; or (iv) our board of directors or our shareholders approve a merger or consolidation with any other corporation, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent at least 80% of the total voting power represented by our voting securities immediately after such merger or consolidation, or our board of directors or our shareholders approve a plan of complete liquidation or an agreement for the sale or disposition (in one or a series of transactions) of all or substantially all of our assets.

For purposes of Mr. Guagliano’s employment agreement, the term “change in control” means (i) any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of our assets or those of Max Bermuda; (ii) any person is or becomes, directly or indirectly, the beneficial owner of securities of Max Bermuda that represent 51% or more of the combined voting power of Max Bermuda’s then outstanding voting securities; (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted our board of directors (together with any new directors whose election by our board of directors whose nomination by our shareholders was approved by a vote of our board of directors then still in office who are either directors at the beginning of such period or whose election or nomination for election was so previously approved) cease for any reason to constitute a majority of our board of directors then in office; or (iv) our board of directors or our shareholders approve a merger or consolidation of the parent with any other corporation, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent at least 80% of the total voting power represented by our voting securities immediately after such merger or consolidation, or our board of directors or shareholders approve a plan of our complete liquidation or an agreement for the sale or disposition by us (in one or a series of transactions) of all or substantially all of our assets.

For purposes of Mr. Vaccaro’s employment agreement, the term “change in control” means (i) a sale, assignment, transfer or other disposition of securities in one or more related transaction where (A) the shareholders immediately prior to the transaction cease to own more than 50% of the total combined voting power of our outstanding securities or (B) we cease to beneficially own, directly or indirectly more than 50% of the total combined voting power of the outstanding securities of Max Specialty Services; (ii) a merger, consolidation, reorganization or similar corporate event in which (A) the shareholders immediately prior to such transaction ceases to beneficially own more than 50% of the total combined voting power of the resultant corporation or entity if we do not survive the transaction or (B) we cease to beneficially own, directly or indirectly, through one or more subsidiaries, more than 50% of the total combined voting power of the outstanding securities of Max Specialty Services or more than 50% or more of the total combined voting power of the resultant corporation or entity if Max Specialty Services does not survive the transaction; or (iii) the sale, transfer, assignment or other disposition of all or substantially all of our or Max Specialty Services’ property, assets or business to one or more unrelated parties.

Separation Agreement

Keith S. Hynes.  In March 2007, we entered into a retirement and separation agreement with Mr. Hynes, effective as of March 31, 2007 (the date of his resignation), which supersedes the separation provisions of his December 1999 employment agreement. Under the retirement and separation agreement, and in exchange for a full release of any claims against us, Mr. Hynes received (i) an initial payment of $212,500 paid in October 2007, (ii) $637,500 paid in equal installments over the course of eighteen months in accordance with regular payroll practices beginning on the first payroll date following the initial payment (iii) a lump sum reimbursement of his health, vision and dental benefits covering April 1, 2007 through September 30, 2007 paid in October 2007, (iv) payment of his health, vision and dental benefits from October 1, 2007 through December 31, 2007 and (v) payment for accrued but unused vacation time in 2007.

The separation agreement also supersedes the vesting and exercise terms of Mr. Hynes’ outstanding equity awards, although all other provisions of the relevant equity award agreements are left unaffected. Mr. Hynes was required to exercise all outstanding warrants no later than September 30, 2007 or forfeit the awards. Mr. Hynes’ outstanding vested options must be exercised no later than March 31, 2008. Furthermore, restricted shares awarded to Mr. Hynes will vest pro-rata through March 31, 2008. At that time, he will forfeit 5,863 unvested restricted shares. Mr. Hynes was not entitled to a distribution of any amounts from the benefit plans before October 1, 2007.

Mr. Hynes’ retirement and separation agreement incorporates the post-termination restrictions contained in his December 1999 employment agreement. These include perpetual non-disclosure and non-disparagement requirements in addition to two-year post-termination non-competition and non-solicitation restrictions. If Mr. Hynes breaches any of his obligations under the retirement and separation agreement, including the restrictive covenants, we will have no further obligation to make payments to him. In addition, under the separation agreement, Mr. Hynes has agreed not to accept any directorships with any other companies or entities prior to March 31, 2009, absent prior written consent from our Compensation Committee (with the exception of one directorship, to which our Compensation Committee is deemed to have consented).

2000 Incentive Plan

Generally, our restricted share awards granted prior to February 2007 provide that, upon termination of the named executive officer’s service relationship with us, the named executive officer will receive immediate vesting of pro rata portion of his restricted share awards if the termination of the service relationship resulted from (i) his death or retirement, (ii) termination by us due to the named executive officer’s disability (as defined below), (iii) termination by us without cause (as defined in our 2000 Incentive Plan), (iv) termination by the named executive officer for good reason (as defined in the named executive officer’s employment agreement) or (v) our failure to renew the named executive officer’s work permit in Bermuda.

With respect to restricted share awards granted in February 2007 and 2008 in connection with fiscal years 2006 and 2007, respectively, upon termination of the named executive officer’s service relationship with us, generally the named executive officer will receive immediate vesting of a pro rata portion of his restricted share award if the termination of the service relationship resulted from (i) his death, (ii) termination by us due to the named executive officer’s disability (as defined below), (iii) termination by us without cause (as defined in our 2000 Incentive Plan) or (iv) termination by the named executive officer for good reason (as defined in the named executive officer’s employment agreement) and may receive full vesting of the restricted share award if the termination of the service relationship resulted from (a) our failure to renew the named executive officer’s work permit in Bermuda, if applicable, and to offer a comparable position with an affiliate or (b) retirement provided that the named executive officer remains retired through the vesting period. If the service relationship with the named executive officer ends for a reason other than those listed in this paragraph, the restricted shares will be forfeited and the named executive officer will have no rights with respect to the award.

With respect to options granted under our 2000 Incentive Plan, upon the named executive officer’s death or, as determined by our Compensation Committee, disability, or termination by us without cause (as defined in the 2000 Incentive Plan), all unvested options that would have vested in the one-year period following termination of employment automatically vest and become exercisable within the same one-year period. If the named executive officer’s employment is terminated for any other reason, all unvested options are forfeited and vested options are exercisable for 90 days following the termination of employment.

Upon a change in control, all restrictions, if any, on any share awards, restricted shares, or restricted share units granted under our 2000 Incentive Plan will automatically lapse and all options will automatically vest and become immediately exercisable in full and all unvested warrants will become immediately vested.

Notwithstanding the termination provisions described above, pursuant to the terms of Mr. Becker’s employment agreement, unvested portions of option and restricted share awards granted to Mr. Becker (including any awards granted in the future) will immediately vest in full upon the occurrence of any of the following events (i) our termination of Mr. Becker’s employment without cause (as defined in his employment agreement), (ii) termination of Mr. Becker’s employment for good reason (as defined in his employment agreement), (iii) termination following a change in control (as defined in his employment agreement) or (iv) termination at the end of the term. If Mr. Becker’s employment is terminated on account of his death or disability (as defined in the employment agreement), the restrictions on the restricted shares will lapse.

Warrants.  If Mr. Minton’s employment is terminated, his warrants, all of which are vested, will remain exercisable for thirty days following his termination of employment.

Director Compensation

We currently have nine directors who are eligible to receive compensation for their services as directors, all of whom are non-employee directors. Neither Messrs. Becker nor Minton receives compensation as a member of our board of directors. Mr. Heyman’s director fees are paid directly to The Travelers Companies, Inc. (formerly The St. Paul Travelers Companies), his employer. Following our annual general meeting, each non-employee director (except as otherwise provided above) receives a $30,000 annual retainer, the ARMC chairman receives a $10,000 retainer and each other committee chair receives a $5,000 retainer. In addition, each non-employee director (except as otherwise provided above) receives a $2,500 fee per board of directors or committee meeting attended. We reimburse directors for usual and customary expenses while on company business. In addition, we reimburse directors for expenses for family members to accompany them to one board meeting per year.

In addition to cash compensation, our non employee directors received 2,000 restricted shares on the day after the 2007 general meeting. Beginning with the Meeting, each non-employee director will be granted 4,000 restricted shares on the day after the general meeting.

The compensation of our directors is reviewed annually and future grants to our non-employee directors will be made upon the recommendation of the Nominating and Corporate Governance Committee, subject to such conditions or restrictions, if any, that such committee or our Compensation Committee may determine.

Director Compensation Table

The following Director Compensation Table summarizes the compensation paid to our directors in 2007.

Name	Fees Earned or Paid in Cash ($)(1)	Share Awards ($)(2)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)
Zack H. Bacon III	50,000	42,476	—	—	—	197	92,673
John R. Barber (6)	—	—	—	—	—	—	—
Gordon Cheesbrough	40,000	11,996	—	—	—	—	51,996
K. Bruce Connell	42,500	11,996	—	—	—	4,048	58,544
William H. Heyman	62,500	42,476	1,538	—	—	4,718	111,232
Willis T. King, Jr.	62,500	42,476	1,538	—	—	3,569	110,083
William Kronenberg III	55,000	27,929	—	—	—	4,100	87,029
Steven M. Skala	57,500	42,476	1,538	—	—	—	101,514
Mario P. Torsiello	62,500	42,476	1,538	—	—	103	106,617
James L. Zech	57,500	42,476	1,538	—	—	—	101,514

(1)	Fees earned are comprised of the following:

Name	Board Meeting Fee	Committee Meeting Fee	Retainer Fee	Total Fees earned
Zack H. Bacon III	10,000	10,000	30,000	50,000
John R. Barber	—	—	—	—
Gordon Cheesbrough	5,000	5,000	30,000	40,000
K. Bruce Connell	7,500	5,000	30,000	42,500
William H. Heyman	10,000	12,500	40,000	62,500
Willis T. King, Jr.	10,000	17,500	35,000	62,500
William Kronenberg III	10,000	15,000	30,000	55,000
Steven M. Skala	10,000	17,500	30,000	57,500
Mario P. Torsiello	10,000	22,500	30,000	62,500
James L. Zech	7,500	15,000	35,000	57,500

(2)	All awards were granted under our 2000 Incentive Plan. We account for the 2000 Incentive Plan under SFAS No. 123R “Share Based Payments.” The value in the “Share Awards” column is the amount we expensed during 2007 for each director’s share award. The full grant fair value of the share awards computed in accordance with SFAS No. 123R is $1,082,260.

(3)	The aggregate number of unvested restricted shares held by each director on December 31, 2007 was 44,000.

(4)	The aggregate number of stock options, vested and unvested, held by each director on December 31, 2007 was 74,000.

(5)	Includes costs to have family members accompany the director to one board of director’s meeting per year.

(6)	Mr. Barber was a director until May 2007 but was not compensated for his service as a director.

Compensation Committee Interlocks and Insider Participation

In 2007, our Compensation Committee consisted of Messrs. King, Kronenberg, Skala and Torsiello, each of whom our board of directors determined was independent in accordance with Nasdaq Global Select Market listing standards. No member of our Compensation Committee during 2007 is or was formerly an officer or employee of Max Capital or any of its subsidiaries. During 2007, no executive officer of Max Capital or any of its subsidiaries served on the compensation committee (or equivalent), or board of directors, of another entity whose executive officer(s) served on our Compensation Committee or board of directors.

Report of the Audit and Risk Management Committee

Management has the primary responsibility for establishing and maintaining adequate internal financial controls, preparing the financial statements and the public reporting process. The Audit and Risk Management Committee’s primary purpose is to assist our board of directors in fulfilling its responsibilities to oversee the participation of management in the financial reporting process and the role and responsibilities of the independent auditors. In 2007, the Audit and Risk Management Committee was composed of four directors, each of whom our board of directors has determined is independent under Nasdaq Global Select Market listing standards and applicable rules promulgated under the Exchange Act and operates under a written charter adopted and approved by our board of directors, and which is available on our website at www.maxcapgroup.com.

The Audit and Risk Management Committee has reviewed and discussed the December 31, 2007 audited consolidated financial statements with management and with KPMG, Hamilton, Bermuda, our independent auditors. In addition, the Audit and Risk Management Committee has discussed with KPMG and management, and monitored quarterly compliance with, Section 404 of the Sarbanes-Oxley Act of 2002 regarding internal controls over financial reporting.

The Audit and Risk Management Committee has also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 114. This included (a) the auditor’s judgments about the quality, not just the acceptability, of the accounting principles as applied in Max Capital’s financial reporting, (b) the methods used to account for significant unusual transactions, (c) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus, (d) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates and (e) disagreements with management over the application of accounting principles, the basis for management’s accounting estimates, and disclosures in the financial statements.

The Audit and Risk Management Committee has discussed with KPMG the written disclosures and the letter required by Independence Standard’s Board Standard No. 1 regarding their independence, and has discussed with KPMG their independence. The Audit and Risk Management Committee has also discussed with KPMG the rotation of independent auditor partners, compliance procedures and the certification of Forms 10-K and Form 10-Q as required by the Sarbanes-Oxley Act of 2002.

Based on the review and discussions referred to above, and in reliance on the information, opinions, reports or statements presented to the Audit and Risk Management Committee by management and the independent auditors, the Audit and Risk Management Committee recommended to our board of directors that the December 31, 2007 audited consolidated financial statements be included in the Annual Report on Form 10-K.

The Audit and Risk Management Committee
(For fiscal year 2007)

William H. Heyman (Chairman)
K. Bruce Connell
William Kronenberg III
James L. Zech

The foregoing Report of the Audit and Risk Management Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by Max Capital with the Securities and Exchange Commission under the Securities Act of 1933 or the Exchange Act, except to the extent that Max Capital specifically incorporates the Report by reference in any such document.

Principal Accountant Fees and Services

Audit Fees

The aggregate amount of fees billed by KPMG for professional services rendered for the audit of our financial statements for the fiscal years ended December 31, 2007 and December 31, 2006 and for the review of the financial statements included in our Quarterly Reports on Form 10-Q in 2007 and 2006 were $1,750,400 and $1,245,271, respectively. In 2007 and 2006, audit fees also included fees for professional services rendered in connection with the expression of an opinion on the effectiveness of our internal control over financial reporting based upon the audit. Such fees do not include amounts paid for reimbursement of expenses.

Audit-Related Fees

The aggregate fees billed by KPMG for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements (and are not included in the Audit Fees reported above) for the fiscal years ended December 31, 2007 and December 31, 2006 were $133,400 and $1,214,124, respectively. Audit-related fees in 2007 represent fees for the review of regulatory returns and offering documents. Audit-related fees in 2006 included $11,237 in connection with the review of regulatory returns and $1,158,887 in connection with Max Capital’s internal investigation disclosed in our Current Report on Form 8-K filed on March 27, 2006 and in subsequent filings with the SEC.

Tax Fees

The aggregate fees billed by KPMG for professional services rendered for tax compliance and tax advice for the fiscal years ended December 31, 2007 and December 31, 2006 were $124,525 and $136,484, respectively. These fees represent fees for professional services related to the preparation of returns and tax compliance.

All Other Fees

There were no fees billed for the fiscal year ended December 31, 2007 other than for services described under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above. During the fiscal year ended December 31, 2006, KPMG billed $74,657 for services rendered to us in connection with an SEC comment letter review.

General

The ARMC has considered whether the provision of non-audit services performed by the independent auditors is compatible with maintaining KPMG’s independence and has concluded that services to be performed by KPMG will be limited to audit and tax services.

Pre-Approval of Audit and Non-Audit Services

In 2003, the ARMC adopted a policy concerning the approval of audit and non-audit services to be provided to us by the independent auditor. The policy requires that all services KPMG, our independent auditor, may provide to us, including audit services and permitted audit-related and non-audit services, be pre-approved by the ARMC, except that we may, without such pre-approval, spend an amount on non-audit services of not more than 10% of the total amount of fees paid by us to our auditor during the fiscal year in which the non-audit services are performed. The ARMC approved all audit and non-audit services and tax services provided by KPMG during 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

The U.S. federal securities laws require the filing of certain reports by officers, directors and beneficial owners of more than ten percent (10%) of Max Capital’s securities with the SEC. Specific due dates have been established and we are required to disclose any failure to file by these dates.

Based solely on a review of information furnished to us, we believe that during fiscal year 2007, our officers, directors and 10% shareholders satisfied all such filing requirements, with the exception of a Form 4 filed ten days late for Mr. John Doucette.

PROPOSAL TWO

AUTHORIZATION OF ELECTION OF A DIRECTOR OF MAX BERMUDA

Pursuant to Max Capital’s bye-laws, with respect to any matter required to be submitted to a vote of the shareholders of Max Bermuda, Max Capital is required to submit a proposal relating to such matters to the shareholders of Max Capital and vote all the shares of Max Bermuda owned by Max Capital in accordance with and proportional to such vote of Max Capital’s shareholders. Accordingly, the shareholders of Max Capital are being asked to consider this proposal.

As provided in the bye-laws of Max Bermuda, the term of the Class 2 director shall expire at the annual general meeting of the shareholders of Max Bermuda in 2008. The current Class 2 director is Mr. Minton.

If elected, the term of the Class 2 nominee will expire at Max Bermuda’s annual general meeting of shareholders in 2011. The board of directors of Max Bermuda has no reason to believe Mr. Minton will not continue to be a candidate or will not be able to serve as a director of Max Bermuda if elected. In the event that Mr. Minton is unable to serve as a director, the proxy holders named in the accompanying proxy have advised that they will vote for the election of such substitute or additional nominee as the board of directors may propose. Our board of directors unanimously recommends that you vote FOR the election of Mr. Minton.

Set forth below is the nominee for election as a director of Max Bermuda and each person who is expected to continue as a director of Max Bermuda. Biographical information for each such person is set forth under Proposal One, Election of Directors of Max Capital.

NOMINEE FOR DIRECTOR OF MAX BERMUDA WHOSE TERM, IF ELECTED, WILL EXPIRE IN 2011:

Peter A. Minton

DIRECTOR OF MAX BERMUDA WHOSE TERM WILL EXPIRE IN 2009:

Angelo M. Guagliano

DIRECTOR OF MAX BERMUDA WHOSE TERM WILL EXPIRE IN 2010:

W. Marston Becker

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” AUTHORIZATION OF THE ELECTION OF THE NOMINEE ABOVE.

PROPOSAL THREE

MAX CAPITAL AUDITORS PROPOSAL

Upon recommendation of the ARMC, our board of directors proposes that the shareholders ratify the appointment of KPMG, Hamilton, Bermuda to serve as the independent auditors of Max Capital for the 2008 fiscal year until Max Capital’s annual general meeting of shareholders in 2008. KPMG, Hamilton, Bermuda served as the independent auditors of Max Capital for the 2007 fiscal year. A representative of KPMG, Hamilton, Bermuda will attend the Meeting, and will be available to respond to questions and may make a statement if he or she so desires.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AUDITORS PROPOSAL.

PROPOSAL FOUR

MAX BERMUDA AUDITORS PROPOSAL

Pursuant to Max Capital’s bye-laws, with respect to any matter required to be submitted to a vote of the shareholders of Max Bermuda, Max Capital is required to submit a proposal relating to such matters to the shareholders of Max Capital and vote all the shares of Max Bermuda owned by Max Capital in accordance with and proportional to such vote of Max Capital’s shareholders. Accordingly, the shareholders of Max Capital are being asked to consider this proposal.

Our board of directors proposes that the shareholders authorize the ratification of the appointment of KPMG, Hamilton, Bermuda to serve as the independent auditors of Max Bermuda for the 2008 fiscal year until Max Bermuda’s annual general meeting of shareholders in 2008. KPMG, Hamilton, Bermuda served as the independent auditors of Max Bermuda for the 2007 fiscal year.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AUDITORS PROPOSAL.

PROPOSAL FIVE

MAX CAPITAL EMPLOYEE STOCK PURCHASE PLANS

On July 27, 2007, our board of directors adopted each of the Employee Stock Purchase Plan For U.S. Taxpayers (the “U.S. Plan”) and the Employee Stock Purchase Plan for Non-U.S. Taxpayers (the “Non-U.S. Plan,” and together with the U.S. Plan, the “Plans”).

If approved by the company’s shareholders, the Plans will be effective as of July 1, 2008. Copies of the U.S. Plan and the Non-U.S. Plan are attached hereto as Annex B and Annex C respectively, and the following description is qualified in its entirety by reference to the Plans.

General Purpose

The general purpose of the Plans is to encourage and enable employees of the company and its participating subsidiaries to acquire proprietary interests in the company through the ownership of our common shares. This form of compensation is designed to establish a closer identification of participants’ interests with those of the company by providing them with a more direct means of participating in our growth and earnings which, in turn, will provide an incentive for participants to remain with and to give greater effort on behalf of the company.

Administration

The Plans will be administered by the board of directors or by a committee appointed by the board of directors or the committee’s delegates.

Eligibility

Each Plan, as applicable, is open to any person regularly employed by the company or one of its participating subsidiaries other than (a) an employee who was not employed by the company or one of its participating subsidiaries fifteen (15) calendar days prior to the offering date or (b) an employee who either owns shares and/or holds options to purchase shares representing five percent (5%) or more of the total combined voting power or value of all classes of shares of the company or any of its subsidiaries or, as a result of being granted an option under the Plans with respect to such offering period would own shares and/or options to purchase shares possessing five percent (5%) or more of the total, combined voting power or value of all classes of shares of the company or any of its subsidiaries. The board of directors or the committee may also exclude any (i) “highly compensated employee” within the meaning of Code Section 414(q) or (ii) employee of a participating subsidiary if it determines that participation by employees of the participating subsidiary would not be permitted under applicable local laws or would be unduly burdensome as a result of constraints imposed by local law.

Securities Subject to the Plan

A total of 300,000 of our common shares were reserved as authorized and unissued for the Plans. The common shares will be purchased from the company pursuant to the terms and conditions of the Plans. We will not receive any fees, commissions or other payments pursuant to the sale of common shares to the Plans. No more than 2,500 common shares may be purchased by any one employee during any offering period nor may any employee, during any calendar year, purchase common shares that have an aggregate fair market value in excess of U.S. $25,000.

Offering Period

An offering period will consist of one of two six-month periods during the calendar year. The two offering periods are January 1 through June 30 and July 1 through December 31. The offering periods will continue until the board of directors or committee has otherwise changed or terminated the Plans or there are no longer common shares available for issuance under the Plans.

Participation

Each eligible employee will be granted an option to purchase our common shares at a discount under the Plans. Amounts accumulated for each participant, through participant elected payroll deductions of between 1% and 10% of eligible compensation, will be credited toward the purchase of our common shares on the last trading day of each offering period.

Purchase Price

The purchase price for such shares shall be equal to the lesser of 90% of the fair market value of the common shares on the offering date or 90% of the fair market value of the common shares on the date of purchase.

Value

The value of the options granted under the Plans will depend on a number of factors, including the fair market value of our common shares on future dates. Consequently, it is not possible to determine the benefits that might be received by participants receiving options under the Plans.

Holding Period for Purchased Common Shares

Once common shares are purchased at the end of an offering period, the Plans require that the participants hold the common shares in a restricted account for a period of twelve (12) months (or a shorter or longer period of time as may be established by the committee or its delegate). The common shares may not be sold or otherwise disposed of while held in the restricted account without the committee’s prior written consent. However, in the event of a change in control (as defined in the Plans), the twelve month holding period will no longer apply and the participant may sell the common shares at any time.

Allocation of Shares and Refunds of Payroll Deductions

If the total number of common shares to be issued at the end of a particular offering period is greater than the maximum number of common shares that may be issued under the Plans, the committee will (1) allocate the available common shares pro rata to participants in as near a uniform manner as practical and (2) promptly refund to participants any remaining accumulated payroll deductions not applied to the purchase of common shares.

Amendment or Termination

Either of the Plans may be amended by the committee at anytime; however once approved by shareholders, no amendment will be effective unless shareholder approval is obtained, to the extent necessary under Section 423 of the Code. The committee may terminate either of the Plans at any time.

Federal Income Tax Consequences for U.S. Taxpayers Participating in the U.S. Plan

The following discussion is for general information only and is based on U.S. federal income tax laws now in effect. This summary does not address specific state, local or foreign tax consequences.

A participant in the U.S. Plan will not have recognizable taxable income either at the time that his or her participation begins or at the time that the participant purchases common shares.

Generally, a participant in the U.S. Plan will recognize income in the year in which he or she disposes of the common shares or in which he or she dies. The participant’s federal tax liability will depend on whether the participant makes a qualifying or disqualifying disposition of the purchased common shares. A qualifying disposition generally will occur if the sale or other disposition of those common shares occurs after the participant has held the common shares for (i) more than two (2) years after the start of the offering period and (ii) more than one (1) year after the last trading day of the offering period.

A participant who makes a qualifying disposition will recognize ordinary income in the year of the qualifying disposition equal to the lesser of (i) the excess of the fair market value of the common shares being sold or otherwise transferred on the offering date of the offering period during which the common shares were purchased over the aggregate purchase price for such common shares and (ii) the excess of the amount realized for such common shares on the date of the qualifying disposition over the aggregate purchase price paid for such common shares. Any additional gain recognized upon a qualifying disposition will be a long-term capital gain. If the fair market value of the common shares being sold or otherwise transferred on the date of the qualifying disposition is less than the aggregate purchase price paid for such common shares, there will be no ordinary income, and any loss recognized will be a long term capital loss.

A participant who makes a disqualifying disposition will recognize ordinary income in the year of the disqualifying disposition equal to the excess of (i) the fair market value of the common shares on the last trading day of the offering period over (ii) the purchase price. Any additional gain or loss recognized upon a disqualifying disposition will be capital gain, which will be long-term if the common shares are held for more than twelve (12) months.

A participating subsidiary may be entitled to take a deduction if the purchased common shares are the subject of a disqualifying disposition.

Irish Tax Consequences for Irish Employees Participating in the Non-U.S. Plan

The tax information below is a summary based on the laws and practices currently in force in Ireland regarding the taxation of employee share options. The summary is applicable only to Irish resident, ordinarily resident and domiciled employees who are subject only to Irish tax in respect of their employment income. Please note that the summary applies as of December 1, 2007 and that tax law and practice may be subject to change.

Income tax will arise when the participant’s rights under the Non-U.S. Plan are exercised at the end of each offering period and common shares are purchased on his or her behalf. The tax will be charged at the marginal rate of 41% unless the participant and the Revenue Commissioners agree in advance that the 20% tax rate applies.

After satisfying the holding period required by the Non-U.S. Plan, the participant is permitted to dispose of common shares and upon doing so he or she may be liable for capitals gains tax on the excess of the sale/proceeds market value over the acquisition cost of the common shares. The acquisition cost will be made up of the purchase price and any amount charged to income tax on exercise.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLANS.

PROPOSAL SIX

AMENDMENT TO THE BYE-LAWS OF MAX CAPITAL

Under recent amendments to the Bermuda Companies Act 1981, a company may, if permitted by its memorandum of association or its bye-laws, acquire its own shares to be held as treasury shares. The board of directors considers that, in the event Max Capital repurchases any of its common shares, it will be in the best interests of the company to have the flexibility to hold these shares in treasury. The board of directors is proposing to amend Max Capital’s bye-laws to provide that Max Capital may acquire its own shares to be held as treasury shares. The full text of the amendment is attached hereto as Annex D.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE BYE-LAWS OF MAX CAPITAL.

PROPOSAL SEVEN

MAX CAPITAL 2008 STOCK INCENTIVE PLAN

Stockholders are being asked to approve the 2008 Incentive Plan. The board of directors approved the 2008 Incentive Plan, subject to stockholder approval, on February 12, 2008. The purpose of the 2008 Incentive Plan is to attract and retain key personnel and to provide a means for directors, officers, employees, consultants and advisors to acquire and maintain an interest in the company, which interest may be measured by reference to the value of our common shares.

If approved by the company’s shareholders, the 2008 Incentive Plan will be effective as of May 6, 2008. A copy of the 2008 Incentive Plan is attached hereto as Annex E, and the following description is qualified in its entirety by reference to the 2008 Incentive Plan.

Administration.  Our Compensation Committee will administer the 2008 Incentive Plan. The committee will have the authority to determine the terms and conditions of any agreements evidencing any awards granted under the 2008 Incentive Plan and to adopt, alter and repeal rules, guidelines and practices relating to the 2008 Incentive Plan. Our Compensation Committee will have full discretion to administer and interpret the 2008 Incentive Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.

Eligibility.  Employees, directors, officers, advisors or consultants of the company or its affiliates are eligible to participate in the 2008 Incentive Plan. Our Compensation Committee has the sole and complete authority to determine who will be granted an award under the 2008 Incentive Plan, however, it may delegate such authority to one or more officers of the company under the circumstances set forth in the 2008 Incentive Plan.

Number of Shares Authorized.  The 2008 Incentive Plan provides for an aggregate of 4,500,000 common shares to be available for awards. No participant may be granted awards of options or stock appreciation rights with respect to more than 600,000 common shares in any one year. No more than 600,000 common shares may be earned in respect of “performance compensation awards” (as defined in the 2008 Incentive Plan) granted to any participant for a single calendar year during a performance period or, if a performance compensation award is paid in cash or other securities or property, no more than the fair market value of 600,000 common shares on the last day of the applicable performance period. The maximum amount that can be paid to a participant in any calendar year pursuant to a performance compensation award in the form of a cash bonus is $15,000,000. If an award is forfeited or if any option terminates, expires or lapses without being exercised, the common shares subject to such award will again be made available for future grant. Shares that are used to pay the exercise price of an option or that are withheld to satisfy the Participant’s tax withholding obligation will not be available for re-grant under the 2008 Incentive Plan. If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under our 2008 Incentive Plan, the number of shares covered by awards then outstanding under our 2008 Incentive Plan, the limitations on awards under our 2008 Incentive Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.

The 2008 Incentive Plan will have a term of ten years and no further awards may be granted under the 2008 Incentive Plan after that date.

Awards Available for Grant.  Our Compensation Committee may grant awards of non-qualified stock options, incentive (qualified) stock options, stock appreciation rights, restricted stock awards, restricted stock units, stock bonus awards, performance compensation awards (including cash bonus awards) or any combination of the foregoing.

Options.  Our Compensation Committee will be authorized to grant options to purchase common shares that are either “qualified,” meaning they are intended to satisfy the requirements of Code Section 422 for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the 2008 Incentive Plan will be subject to the terms and conditions established by our Compensation Committee. Under the terms of the 2008 Incentive Plan, unless our Compensation Committee determines otherwise in the case of an option substituted for another option in connection with a corporate transaction, the exercise price of the options will not be less than the fair market value of our common shares at the time of grant. Options granted under the 2008 Incentive Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by our Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2008 Incentive Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% stockholder). Payment in respect of the exercise of an option may be made in cash or by check, by surrender of unrestricted shares (at their fair market value on the date of exercise) that have been held by the participant for any period deemed necessary by our accountants to avoid an additional compensation charge or have been purchased on the open market, or our Compensation Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by such other method as our Compensation Committee may determine to be appropriate.

Stock Appreciation Rights.  Our Compensation Committee will be authorized to award stock appreciation rights (or SARs) under the 2008 Incentive Plan. SARs will be subject to the terms and conditions established by our Compensation Committee. An SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2008 Incentive Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs. SARs shall be subject to terms established by our Compensation Committee and reflected in the award agreement.

Restricted Stock.  Our Compensation Committee will be authorized to award restricted stock under the 2008 Incentive Plan. Unless otherwise provided by our Compensation Committee and specified in an award agreement, restrictions on restricted stock will lapse after three years of service with the company. Our Compensation Committee will determine the terms of such restricted stock awards. Restricted stock are common shares that generally are non-transferable and subject to other restrictions determined by our Compensation Committee for a specified period. Unless our Compensation Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the restricted period, then any unvested restricted stock is forfeited.

Restricted Stock Unit Awards.  Our Compensation Committee will be authorized to award restricted stock unit awards. Unless otherwise provided by our Compensation Committee and specified in an award agreement, restricted stock units will vest after three years of service with the company. Our Compensation Committee will determine the terms of such restricted stock units. Unless our Compensation Committee determines otherwise or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of our Compensation Committee, the participant will receive a number of common shares equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by our Compensation Committee.

Stock Bonus Awards.  Our Compensation Committee will be authorized to grant awards of unrestricted common shares or other awards denominated in common shares, either alone or in tandem with other awards, under such terms and conditions as our Compensation Committee may determine.

Performance Compensation Awards.  Our Compensation Committee will be authorized to grant any award under the 2008 Incentive Plan in the form of a performance compensation award by conditioning the vesting of the award on the satisfaction of certain performance goals. The committee may establish these performance goals with reference to one or more of the following:

•	net earnings or net income (before or after taxes);

•	basic or diluted earnings per share (before or after taxes);

•	net revenue or revenue growth;

•	gross profit or gross profit growth;

•	operating profit (before or after taxes);

•	return measures (including, but not limited to, return on assets, capital, invested capital, equity or sales);

•	cash flow (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital);

•	earnings before or after taxes, interest, depreciation, and/or amortization;

•	gross or operating margins;

•	productivity ratios;

•	share price (including, but not limited to, growth measures and total shareholder return);

•	expense targets;

•	margins;

•	operating efficiency;

•	objective measures of customer satisfaction;

•	working capital targets;

•	measures of economic value added;

•	inventory control;

•	enterprise value;

•	sales;

•	debt levels and net debt;

•	client retention;

•	employee retention;

•	timely completion of new product rollouts;

•	timely launch of new facilities;

•	objective measures of personal targets, goals or completion of projects;

•	combined ratio; or

•	any combination of the foregoing.

Transferability.  Each award may be exercised during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative and may not be otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution. Our Compensation Committee, however, may permit awards (other than incentive stock options) to be transferred to family members, a trust for the benefit of such family members, a partnership or limited liability company whose partners or stockholders are the participant and his or her family members or anyone else approved by it.

Amendment.  The 2008 Incentive Plan will have a term of ten years. Our board of directors may amend, suspend or terminate the 2008 Incentive Plan at any time; however, shareholder approval to amend the 2008 Incentive Plan may be necessary if the law so requires. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.

Change in Control.  In the event of a Change in Control (as defined in the 2008 Incentive Plan), all outstanding options and equity awards (other than performance compensation awards) issued under the 2008 Incentive Plan will become fully vested and performance compensation awards will vest, as determined by our Compensation Committee, based on the level of attainment of the specified performance goals. Our Compensation Committee may, in its discretion, cancel outstanding awards and pay the value of such awards to the participants in connection with a Change in Control. Our Compensation Committee can also provide otherwise in an award agreement under the plan.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2008 Incentive Plan and the disposition of shares acquired pursuant to the exercise of such awards and is intended to reflect the current provisions of the Code and the regulations there under. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

Options.  The Code requires that, for treatment of an option as a qualified option, common shares acquired through the exercise of a qualified option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of qualified options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the company for federal income tax purposes in connection with the grant or exercise of the qualified option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of a qualified option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise qualified option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the qualified option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes.

No income will be realized by a participant upon grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise. The company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock.  A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”)). The company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Restricted Stock Units.  A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. The company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

SARs.  No income will be realized by a participant upon grant of an SAR. Upon the exercise of an SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Stock Bonus Awards.  A participant will have taxable compensation equal to the difference between the fair market value of the shares on the date the common shares subject to the award is transferred to the participant over the amount the participant paid for such shares, if any. The company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.

Section 162(m).  In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its principal executive officer and the three other officers (other than the principal executive officer and principal financial officer) whose compensation is disclosed in its proxy statement as a result of their total compensation, subject to certain exceptions. The 2008 Incentive Plan is intended to satisfy an exception with respect to grants of options to covered employees. In addition, the 2008 Incentive Plan is designed to permit certain awards of restricted stock, restricted stock units, cash bonus awards and other awards to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.

New Plan Benefits

Future grants under the 2008 Incentive Plan will be made at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, the value of the awards granted under the 2008 Incentive Plan will depend on a number of factors, including the fair market value of our common shares on future dates, the exercise decisions made by the participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under, or having their annual bonus paid pursuant to, the 2008 Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE MAX CAPITAL 2008 STOCK INCENTIVE PLAN.

ADDITIONAL INFORMATION

Other Action at the Meeting

A copy of our Annual Report to Shareholders for the year ended December 31, 2007, including financial statements for the year ended December 31, 2007 and the auditors’ report thereon, has been sent or made available to all shareholders. The Annual Report and Max Bermuda’s Statutory Financial Statements will be presented and discussed at the Meeting, and shareholders will be asked to receive such Annual Report, as well as the financial statements contained therein, and Max Bermuda’s Statutory Financial Statements. Shareholders will also be asked to approve the minutes of the Annual Meeting of Shareholders in 2007.

As of the date of this Proxy Statement, we have no knowledge of any business, other than described herein and customary procedural matters, which will be presented for consideration at the Meeting. In the event any other business is properly presented at the Meeting, it is intended that the persons named in the accompanying proxy will have authority to vote such proxy in accordance with their judgment on such business.

Shareholder Proposals for Annual Meeting of Shareholders in 2009

Shareholder proposals must be received in writing by the Secretary of Max Capital and must comply with the requirements of Bermuda corporate law and Max Capital’s bye-laws in order to be considered for inclusion in our Proxy Statement and form of Proxy relating to such meeting. We believe that shareholder proposals received by November 25, 2008 would be considered timely for inclusion in the 2009 Proxy Statement. Such proposals should be directed to the attention of the Secretary, Max Capital Group Ltd., P.O. Box HM 2565, Hamilton HM KX, Bermuda.

Shareholders who intend to nominate persons for election as directors at general meetings of Max Capital must comply with the advance notice procedures and other provisions set forth in the bye-laws of Max Capital in order for such nominations to be properly brought before the general meeting. The Nominating and Corporate Governance Committee considers nominees to the board of directors recommended by shareholders. Any such recommendation must be sent to the Secretary of Max Capital not less than 120 days prior to the scheduled date of our annual general meeting of shareholders and must be accompanied by written notice signed by the person to be proposed of his or her willingness to be elected. Any such recommendation shall also include: (i) the names and addresses of the shareholders who intend to make the nomination and of the person or persons to be nominated; (ii) a representation that such shareholders are holders of record of shares entitled to vote at such meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the recommendation; (iii) the class and number of shares which are beneficially owned by such shareholders; (iv) a description of all arrangements or understandings between such shareholders and each nominee and any other person or persons nominations are to be made by such shareholders; and (v) such other information regarding each nominee proposed by such shareholders as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act. The Nominating and Corporate Governance Committee may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

If a shareholder proposal is introduced at the 2009 annual general meeting of shareholders without any discussion of the proposal in the 2009 Proxy Statement and the shareholder does not notify Max Capital, in accordance with Bermuda corporate law, of the intent to raise such proposal at the annual general meeting of shareholders, then proxies received by Max Capital for the 2009 annual general meeting of shareholders will be voted by the persons named as such proxies in their discretion with respect to such proposal.

Costs of Solicitation

The cost of this proxy solicitation will be borne by Max Capital. In addition to solicitation by mail and the internet, officers, directors and employees of Max Capital may solicit proxies by telephone, facsimile or in person, although no compensation will be paid for such solicitation. Max Capital may also request banks and brokers to solicit their customers who have a beneficial interest in our common shares registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

By Order of the Board of Directors

Chairman of the Board
Dated: March 19, 2008

ANNEX A

Audit and Risk Management Committee Charter

Purpose

The Audit and Risk Management Committee (the “Committee”) is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors and (4) the compliance by the Company with legal and regulatory requirements.

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

The Committee shall consist of no fewer than three members. Each of the members of the Committee shall meet the independence and experience requirements of the National Association of Securities Dealers (NASD), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Committee shall be a financial expert as defined by the Commission. Committee members shall not simultaneously serve on the audit committee of more than one other public company.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee. Committee members may be replaced by the Board.

Meetings

The Committee shall meet as often as it determines, but not less frequently than quarterly. The Committee shall meet periodically with management, the internal audit executives and the independent auditor in separate executive sessions. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities

The Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

The Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to the completion of the audit.

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee shall make regular reports to the Board. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review the Committee’s own performance.

The Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

1.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s reviews of the quarterly financial statements.

2.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

3.	Review and discuss quarterly reports from the independent auditors on:

a.	All critical accounting policies and practices to be used.

b.	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

c.	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

4.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

5.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

6.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

7.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

8.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditor

9.	Review and evaluate the lead partner of the independent auditor team.

10.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal audit executives. The Committee shall present its conclusions with respect to the independent auditor to the Board.

11.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

12.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

13.	Discuss with the national office of the independent auditor issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

14.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

15.	Review the appointment and replacement of the senior internal audit executive.

16.	Review the significant reports to management prepared by the internal audit executive and management’s responses.

17.	Discuss with the independent auditor and management the internal audit responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

18.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

19.	Obtain reports from management, the Company’s senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

20.	Review and approve related party transactions which includes any related party transactions that the Company would be required to disclose pursuant to Item 404 of SEC Regulation S-K.

21.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

22.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

23.	Discuss with the Company’s Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

Approved May 4, 2007

ANNEX B

MAX CAPITAL GROUP LTD.
EMPLOYEE STOCK PURCHASE PLAN
FOR U.S. TAXPAYERS
Effective July 1, 2008

1.    Purpose of the Plan.  The purpose of this Employee Stock Purchase Plan for U.S. Taxpayers (the “Plan”) is to encourage and enable Employees of Max Capital Group Ltd. (“Max Capital” or the “Company”) and its Participating Subsidiaries who are U.S. taxpayers to acquire proprietary interests in Max Capital through the ownership of Common Shares. This form of compensation is designed to establish a closer identification of Participants’ interests with those of Max Capital by providing them with a more direct means of participating in Max Capital’s growth and earnings which, in turn, will provide an incentive for Participants to remain with and to give greater effort on behalf of Max Capital.

2.    Definitions.  The following words or terms, when used herein, shall have the following respective meanings:

(a)    “Account” shall mean an account maintained by the Transfer Agent into which Common Shares purchased with accumulated payroll deductions at the end of the Offering Period are held on behalf of a Participant. A Participant’s Account is comprised of a Restricted Subaccount and an Unrestricted Subaccount.

(b)    “Active Service” shall mean and refer to the state of being paid for services performed or paid while absent for sickness, vacation, holidays or paid leave of absence, but shall not include termination or severance payments.

(c)    “Affiliate” shall mean any person or entity which, directly or indirectly, through any one or more intermediaries owns or controls, is owned or controlled by, or is under common ownership or control with the Company.

(d)    “Board” shall mean the Board of Directors of Max Capital.

(e)    “Change in Control” shall mean:

(i)  Any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of the Company or Max Bermuda Ltd.;

(ii)  Any “person” as such term is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is or becomes, directly or indirectly, the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act of securities of the Company that represent 51% or more of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2(e), the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (IV) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(e)(iv)(A) and 2(e)(iv)(B), (V) any acquisition involving beneficial ownership of less than 50% of the then outstanding Common Shares (the “Outstanding Company Common Shares”) or the Outstanding Company Voting Securities that is determined by the Board, based on review of public disclosure by the acquiring Person with respect to its passive investment intent, not to have a purpose or effect of changing or influencing the control of the Company; provided, however, that for purposes of this clause (V), any such acquisition in connection with (x) an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents or (y) any “Business Combination” (as defined below) shall be presumed to be for the purpose or with the effect of changing or influencing the control of the Company;

(iii)  During any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board together with any individuals subsequently elected to the Board whose nomination by the shareholders of the Company was approved by a vote of the then incumbent Board (i.e. those members of the Board who either have been directors from the beginning of such two-year period or whose election or nomination for election was previously approved by the Board as provided in this Section 2(e)(iii)) cease for any reason to constitute a majority of the Board;

(iv)  The Board or the shareholders of the Company approve and consummate a merger, amalgamation or consolidation (a “Business Combination”) of the Company with any other corporation, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Shares and the Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(v)  The Board or shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one or a series of transactions) of all or substantially all of the Company’s assets.

(f)    “Code” shall mean the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(g)    “Committee” shall mean and refer to the committee appointed by the Board to administer this Plan or, if no such Committee is appointed, shall mean the Board.

(h)    “Common Shares” shall mean and refer to common shares, $1.00 par value, of Max Capital.

(i)    “Eligible Compensation” shall mean and refer to an Employee’s annual rate of base pay as determined by the Committee. Base pay includes gross straight time, sick pay, vacation pay or holiday pay, as the case may be, after any other payroll deductions, but excludes overtime, commissions, bonuses and other forms of variable compensation.

(j)    “Employee” shall mean and refer to a person regularly employed by Max Capital or one of its Participating Subsidiaries other than (a) an employee who was not employed by Max Capital or one of its Participating Subsidiaries on the date which is fifteen (15) calendar days prior to the Offering Date or (b) an employee who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code either owns shares and/or holds Options to purchase shares representing five percent (5%) or more of the total combined voting power or value of all classes of shares of Max Capital or any of its Subsidiaries or, as a result of being granted an Option under this Plan with respect to such Offering Period would own shares and/or Options to purchase shares possessing five percent (5%) or more of the total, combined voting power or value of all classes of shares of Max Capital or any of its Subsidiaries.

(k)    “Enrollment/Change Form” means an agreement substantially in the form attached hereto as Exhibit A (as it may be updated or replaced from time to time) pursuant to which an Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

(l)    “Enrollment Period” shall mean and refer to the period of time prescribed in any offering of Common Shares made under this Plan beginning on the first day Employees may elect to participate in the Offering Period to purchase Common Shares and ending on the last day such elections to participate are authorized to be received and accepted.

(m)    “ESPP Balance” shall mean and refer to the funds accumulated during the Offering Period with respect to an individual Participant as a result of deductions from such Participant’s paycheck during the Offering Period for the purpose of purchasing Common Shares under this Plan.

(n)    “Fair Market Value” shall mean and refer to the closing sales price for Common Shares traded on the Nasdaq Global Select Market.

(o)    “Holding Period” shall mean a period of twelve (12) months following the end of an Offering Period, or such longer or shorter period of time as may be established by the Committee or its appropriate delegate, during which the Common Shares purchased during such Offering Period are held in a Restricted Subaccount and may not be sold or otherwise disposed of without the Committee’s prior written consent.

(p)    “Max Capital” shall mean and refer to Max Capital Group Ltd.

(q)    “Offering Date” shall mean the first Trading Day of each Offering Period as designated by the Committee.

(r)    “Offering Period” shall mean a period of six months commencing on each of January 1 and July 1 of each year, or such other period of time established in advance by the Committee or its appropriate delegate, during which installment payments shall be credited to each Participant’s ESPP Balance for the purchase of Common Shares pursuant to an offering made under this Plan. The Committee shall have the discretion to terminate an Offering Period at any time and either refund amounts in each Participant’s ESPP Balance or require Participants to purchase Common Shares on such earlier Trading Date as may be designated by the Committee in connection with such termination. In no event shall an Offering Period extend for more than 27 months.

(s)    “Option” or “Options” shall mean and refer to the right or rights granted to Employees to purchase Common Shares pursuant to an offering made under this Plan.

(t)    “Outstanding Election” shall mean the then current election to purchase Common Shares in an offering under this Plan, or that part of such an election, which has not been cancelled (including voluntary cancellation by the Participant under Section 9 hereof and deemed cancellations under Section 15 hereof) prior to the close of business on the last Trading Day of the Offering Period.

(u)    “Participant” shall mean an Employee who (a) has become a participant in the Plan pursuant to Section 6 and (b) has not ceased to be a participant pursuant to Section 9 or Section 15.

(v)    “Participating Subsidiary” shall mean any Subsidiary which has been authorized by the Board or the Committee to participate in the Plan.

(w)    “Purchase Price Per Common Share” shall be the lesser of (i) ninety percent (90%) of the Fair Market Value on the Offering Date or (ii) ninety percent (90%) of the Fair Market Value on the last Trading Day of the Offering Period; provided, however, the Purchase Price Per Common Share will in no event be less than the par value of the Common Shares.

(x)    “Restricted Subaccount” shall mean a subaccount of the Account maintained by the Transfer Agent into which the Common Shares purchased with accumulated payroll deductions at the end of an Offering Period shall be deposited until the expiration of the Holding Period.

(y)    “Subsidiary” shall mean any corporation (other than Max Capital) in an unbroken chain of corporations beginning with Max Capital if, at the Offering Date of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

(z)    “Trading Day” shall mean a day on which the Nasdaq Global Select Market is open for trading.

(aa)    “Transfer Agent” shall mean a transfer agent (or its designee) selected by the Committee to maintain Accounts on behalf of Participants who have purchased Common Shares pursuant to the Plan.

(bb)    “Unrestricted Subaccount” shall mean a subaccount of the Account maintained by a Transfer Agent into which the Common Shares purchased at the end of an Offering Period shall be transferred following the expiration of the Holding Period.

3.    Shares Reserved for Plan.  On July 27, 2007, a total of 300,000 Common Shares of Max Capital were reserved as authorized and unissued for this Plan and the Max Capital Group Ltd. Employee Stock Purchase Plan for Non-U.S. Taxpayers (the “Nonqualified Plan”). The Common Shares so reserved may be issued and sold pursuant to one or more offerings under this Plan and the Nonqualified Plan.

In the event of a subdivision or combination of the Common Shares, (i) the maximum number of Common Shares which may thereafter be issued and sold under the Plan and the Nonqualified Plan and the number of Common Shares under elections to purchase at the time of such subdivision or combination will be proportionately increased or decreased, (ii) the terms relating to the price at which Common Shares under elections to purchase will be sold will be appropriately adjusted, and (iii) such other action will be taken as in the opinion of the Committee is appropriate under the circumstances. In the case of reclassification or other changes in the Common Shares, the Committee will make appropriate adjustments.

The number of Common Shares which a Participant may purchase in an offering under the Plan may be reduced in the event the offering is over-subscribed. No Option granted to an Employee in an offering under the Plan shall permit a Participant to purchase Common Shares which, if added together with the total number of Common Shares purchased by all other Participants in such offering, would exceed the total number of Common Shares remaining available under the Plan on the Offering Date of such offering. As of the close of business on the last Trading Day of the Offering Period in an offering, the number of Common Shares which all Participants have elected to purchase under Outstanding Elections shall be counted. If the total number of Common Shares which all Participants in the Plan and participants in the Nonqualified Plan have elected to purchase under Outstanding Elections in the offering exceeds the number of Common Shares remaining available under the Plan and the Nonqualified Plan, the number of Common Shares for which each such Outstanding Election is effective shall be reduced on a pro rata basis, and the total number of Common Shares which may be purchased pursuant to all such Outstanding Elections shall not exceed the total number of Common Shares remaining available under the Plan and the Nonqualified Plan.

All Common Shares available to be sold in any offering under this Plan in excess of the total number of Common Shares purchased by Participants in any such offering shall continue to be reserved for this Plan and the Nonqualified Plan and shall be available for inclusion in any subsequent offering under this Plan and the Nonqualified Plan.

4.    Administration of the Plan.  This Plan shall be administered by the Board or by a Committee appointed by the Board (consisting of not less than three members of the Board who are not eligible to participate in this Plan and one of whom shall be designated as Chairman of the Committee) or the Committee’s delegates. The Committee is vested with full authority to make, administer and interpret such equitable rules and regulations regarding this Plan, to make amendments to the Plan itself, as it may deem advisable, to delegate its administrative authority, and to implement minimum and maximum contribution rates. The Committee also has the power to exclude otherwise eligible Employees if it determines that employees of a Participating Subsidiary are not eligible to participate because such participation would not be permitted under applicable laws or would be unduly burdensome as a result of constraints imposed by local law. The Committee’s determinations as to the interpretation and operation of this Plan shall be final and conclusive.

The Committee may act by a majority vote at a regular or special meeting or by a decision reduced to writing and signed by all members of the Committee without holding a formal meeting.

Vacancies in the membership of the Committee arising from death, resignation, removal or other inability to serve shall be filled by appointment by the Board.

5.    Grant of Option; Limitations.

(a)    Grant of Option.  The Committee may from time to time grant or provide for the grant of an Option in each Offering Period as selected by the Committee. On each Offering Date, this Plan shall be deemed to have granted to the Employee an Option to purchase, at the Purchase Price Per Common Share, as many Common Shares as the Employee will be able to purchase with the payroll deductions credited to the participating Employee’s ESPP Balance during his or her participation in that Offering Period (subject to the limitations set forth herein and such minimum and maximum limits as the Committee may impose). No fractional shares will be issued. Any remaining amount of a Participant’s ESPP Balance that remains after the end of an Offering Period because it was insufficient to purchase a full Common Share shall be automatically credited to the Participant’s ESPP Balance for the next succeeding Offering Period unless the Participant withdraws from the Plan, in which case any cash amount shall be paid to the Participant.

(b)    Limit on Number of Common Shares Purchasable.  Notwithstanding the above, the maximum number of Common Shares a Participant may purchase during each Offering Period shall be 2,500 Common Shares (subject to the limitations set forth herein). In addition to the limits on a Participant’s participation in the Plan set forth herein, the Committee in its sole discretion may establish new or change existing limits on the number of Common Shares a Participant may elect to purchase with respect to any Offering Period if such limit is announced prior to the beginning of the first Offering Period to be affected.

(c)    Limit on Value of Shares Purchased.  Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an Option to purchase Common Shares under this Plan which permits his or her rights to purchase Common Shares under all such plans of Max Capital and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars (U.S. $25,000) of the Fair Market Value of such Common Shares (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

(d)    Highly Compensated Employees May Be Excluded.  The Committee may determine, as to any offering of Common Shares made under this Plan, that the offer will not be extended to highly compensated Employees within the meaning of Section 414(q) of the Code.

(e)    Prohibition Against Providing Financial Assistance Under Certain Circumstances.  Notwithstanding any other provision herein, no Common Shares shall be purchased during an Offering Period if on or prior to the last Trading Date of such Offering Period, the Committee, in its reasonable discretion, determines that if such purchase were to be permitted, the Company would not be able to pay its liabilities as they become due.

6.    Participation in the Plan.  Participation in the Plan is voluntary with respect to each offering. An Employee may become a Participant by completing the prescribed Enrollment/Change Form and submitting such form to the Company, or to such other entity designated by the Company for this purpose, pursuant to the enrollment procedures established by the Company prior to the Offering Date to which it relates. The Enrollment/Change Form may be completed at any time after the Employee becomes eligible to participate in the Plan, and will be effective as of the Offering Date next following the receipt of a properly completed Enrollment/Change Form by the Company (or the Company’s designee).

7.    Automatic Re-Enrollment.  At the termination of each offering, each Participant who continues to be eligible to participate in the Plan shall be automatically re-enrolled in the next offering, unless the Participant has withdrawn from the Plan in accordance with Section 9 hereof or is otherwise ineligible to participate in the next offering. Upon a termination of the Plan as a whole, any amount remaining in a Participant’s ESPP Balance shall be refunded to him or her as soon as practicable thereafter.

The Company may require Employees to complete and submit a new Enrollment/Change Form at any time it deems necessary or desirable to facilitate Plan administration (including during the Offering Period to which the Enrollment/Change Form relates) or for any other reason.

8.    Payroll Deductions and Adjustments to Deductions.  At the time an Employee submits his or her authorization for a payroll deduction (by completing an Enrollment/Change Form), he or she shall elect to have a designated percentage (not less than one percent (1%)) of Eligible Compensation deducted on each payday during the time the Employee is a participant in an offering. The Employee may withdraw his or her initial Enrollment/Change Form before the Offering Period commences by completing the “Notice of Withdrawal” section of the Enrollment/Change Form and submitting it to the Company (or the Company’s designee) prior to the Offering Date for such Offering Period.

Payroll deductions for Participants shall commence on the Offering Date (or as soon as administratively practicable thereafter) and shall continue through subsequent offerings pursuant to Section 7. All payroll deductions authorized by a Participant shall be credited to the Participant’s ESPP Balance under the Plan. A Participant may not make any separate cash payment into such ESPP Balance.

A Participant may elect to increase or decrease his or her rate of payroll deductions with respect to future Offering Periods by completing the “Payroll Deduction Change” section of the Enrollment/Change Form and submitting it to the Company (or the Company’s designee) at any time prior to the Offering Date for such Offering Period. Such adjustment to the Participant’s payroll deduction will remain in effect for successive offerings unless participation is earlier withdrawn by the Participant as provided in Section 9 hereof or until the Participant’s termination of employment or the Participant is otherwise ineligible to participate in the Plan. A Participant may not elect to decrease his or her rate of payroll deductions to less than one percent (1%) of Eligible Compensation other than in connection with a withdrawal pursuant to Section 9 hereof.

Notwithstanding the foregoing, the Company may adjust the Participant’s payroll deductions at any time during an Offering Period to the extent necessary to comply with Section 423(b)(8) of the Code and the limitations of Section 5 hereof. Beginning with the next calendar year’s first offering, payroll deductions will recommence and be made in accordance with the Outstanding Election prior to such Company adjustment, unless the Participant withdraws in accordance with Section 9 or is otherwise ineligible to participate in such offering.

9.    Withdrawal from Offering Period After Offering Date.  A Participant may withdraw from an offering after the applicable Offering Date, in whole but not in part, at any time prior to the first day of the last calendar month of such Offering Period by completing the “Notice of Withdrawal” section of the Enrollment/Change Form and submitting it to the Company (or the Company’s designee). If a Participant withdraws from an offering, the Participant’s Option for such offering will automatically be terminated, and the Company will refund in cash the Participant’s ESPP Balance for such offering as soon as practicable thereafter.

The Participant’s withdrawal from a particular offering shall be irrevocable. If an Employee wishes to participate in a subsequent offering, he or she will be required to re-enroll in the Plan by completing a new Enrollment/Change Form in accordance with Section 6.

10.    Method of Payment.  Each Employee electing to purchase Common Shares shall authorize the withholding of a certain percentage of Eligible Compensation from his or her pay each payroll period during the Offering Period. Such deductions shall be in uniform periodic amounts in conformity with his or her employer’s payroll deduction schedule (subject to adjustments made in accordance with this Plan). The amount of each Participant’s payroll deductions shall be credited to such Participant’s ESPP Balance and used to purchase Common Shares on the last Trading Day of the Offering Period.

If in any payroll period a Participant has no pay or his or her pay is insufficient (after other authorized deductions) to permit deduction of the full amount of his or her installment payment, then (i) the installment payment for such payroll period shall be reduced to the amount of pay remaining, if any, after all other authorized deductions, and (ii) the dollar amount of Eligible Compensation shall be deemed to have been reduced by the amount of the reduction in the installment payment for such payroll period. Deductions of the full amount originally elected by the Participant will recommence when his or her pay is sufficient to permit such deductible amount; provided, however, no additional amounts will be deducted to satisfy the Outstanding Election.

11.    Holding Period.  Promptly following the end of each Offering Period, the Common Shares purchased by each Participant pursuant to the Plan shall be deposited into the Participant’s Restricted Subaccount. A Participant will not be permitted to sell or otherwise dispose of the Common Shares while they are held in the Restricted Subaccount. Once the Holding Period has been satisfied, the Common Shares will be automatically transferred into the Unrestricted Subaccount and the Participant will be free to sell or otherwise dispose of the Common Shares, subject to any applicable transaction fees (although the Participant will not be permitted to transfer the Common Shares from his or her Unrestricted Account to another broker for a period of six (6) months following the end of the Holding Period (or such shorter or longer period as may be established by the Committee)). Notwithstanding the foregoing, in the event of a Change in Control, the Holding Period shall no longer apply and all Common Shares in such Participant’s Restricted Subaccount shall be automatically transferred to the Participant’s Unrestricted Subaccount (and the six (6)-month (or other applicable period) restriction described above shall not apply).

12.    Interest on Payments.  No interest shall be paid on sums withheld from a Participant’s pay for the purchase of Common Shares under this Plan.

13.    Rights as Shareholder.  A Participant will become a shareholder with respect to Common Shares that are purchased pursuant to Options granted under the Plan when such Common Shares are transferred to the Participant on the books and records of Max Capital. In no event may Common Shares be purchased pursuant to an Option more than 27 months after the Offering Date. Ownership of Common Shares purchased under the Plan will be entered on the books and records of Max Capital as soon as administratively practicable after payment for the Common Shares has been received in full by Max Capital. Common Shares purchased by a Participant under the Plan will be issued to such Participant’s Account as soon as practicable after such Participant becomes a shareholder. A Participant will have no rights as a shareholder with respect to Common Shares for which an election to purchase has been made under the Plan until such Participant becomes a shareholder as provided above.

14.    Rights to Purchase Common Shares Not Transferable.  A Participant’s rights under his or her election to purchase Common Shares under this Plan may not be sold, pledged, assigned, or transferred in any manner. If a Participant’s rights are sold, pledged, assigned, or transferred in violation of this Section 14, the right to purchase Common Shares of the Participant guilty of such violation shall terminate, and the only right remaining under such Participant’s election to purchase will be to receive a refund of the amount then credited to the Participant’s ESPP Balance.

15.    Deemed Cancellations.

(a)    Events Constituting a Deemed Cancellation.

(i)  Leave of Absence, Layoff or Temporarily Out of Active Service. A Participant who is granted an unpaid leave of absence, is laid off, or otherwise temporarily out of Active Service during the Offering Period without terminating employment shall be eligible to remain a Participant during such absence, for a period of no longer than 90 days or, if longer, so long as the Participant’s right to reemployment with his or her employer is guaranteed either by statute or contract (but not beyond the last day of the Offering Period). The provisions of Section 10 hereof shall apply if the Participant has no pay or his or her pay is insufficient (after other authorized deductions) to cover the required installment payments during such absence. If a Participant does not return to Active Service upon the expiration of his or her leave of absence or lay-off or, in any event, within 90 days from the date of his or her leaving Active Service (unless the Participant’s right to reemployment with his or her employer is guaranteed either by statute or contract), his or her election to purchase Common Shares shall be deemed to have been cancelled on the 91st day after such Participant’s leaving Active Service.

(ii)  Termination of Employment. If, before Common Shares have been purchased on behalf of a Participant under the Plan, he or she resigns, is dismissed or transferred to a company other than Max

Capital or a Participating Subsidiary, or if the entity by which he or she is employed should cease to be a Participating Subsidiary, his or her election to purchase Common Shares shall be deemed to have been cancelled at that time; provided, however, that the Committee in its sole discretion may in lieu thereof specify that there shall be a “substitution or assumption” (and not a deemed cancellation) of an election to purchase Common Shares if the Committee determines that a company or entity and Max Capital have made satisfactory arrangements for such company or entity to substitute a new option for the Option under such election to purchase, or to assume such Option under such election to purchase Common Shares, by reason of a transaction: (A) that is a corporate merger, amalgamation, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, as defined in Section 424(a) of the Code and regulations thereunder (including a spin-off, split-up or similar transaction); (B) pursuant to which the excess of the aggregate fair market value of the Common Shares subject to the new option immediately after the substitution or assumption over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all Common Shares subject to the Option immediately before the substitution or assumption over the aggregate option price of such Common Shares; and (C) pursuant to which the new option or the assumption of the Option does not give the Participant additional benefits which he or she did not have under the Option.

(iii)  Death of a Participant. If a Participant dies before Common Shares have been purchased on his or her behalf under the Plan, his or her election to purchase Common Shares shall be deemed to have been cancelled on the date of death. As soon as administratively practicable after the death of a Participant, the amount then credited to the Participant’s ESPP Balance shall be paid in cash to the beneficiary or beneficiaries designated by the Participant on a beneficiary designation form filed with Max Capital before such Participant’s death or, in the absence of an effective beneficiary designation, to the executor, administrator or other legal representative of the Participant’s estate.

(b)    Terms and Conditions of a Deemed Cancellation.  In the event that a Participant’s election to purchase Common Shares is deemed to be cancelled as defined above in this Section 15, the Participant shall be withdrawn from Plan participation and cease to be a Participant, and the Company will refund in cash the Participant’s entire ESPP Balance for such offering as soon as administratively practicable thereafter.

(c)    Terms and Conditions of a Substitution or Assumption.  If the Committee determines under Section 15(a)(ii) of the Plan to provide a substitution or assumption of Options granted hereunder, the Participant shall have no further rights under this Plan and the Participant’s rights, if any, to his or her ESPP Balance or to purchase any property in lieu of Common Shares shall be governed exclusively by the arrangements effecting such substitution or assumption including any stock purchase plan of the company or entity substituting a new option for an Option or assuming an existing Option.

16.    Application of Funds/Funding.  All funds received by Max Capital in payment for Common Shares purchased under this Plan and held by Max Capital at any time may be used for any valid corporate purpose. Participants shall have no interest in the Common Shares purchasable under the Plan until payment has been completed on the last Trading Day of the applicable Offering Period. The Plan provides only an unfunded, unsecured promise by the Company to pay money or property in the future. Except with respect to Common Shares purchased on the last Trading Day of an Offering Period, a Participant shall have no greater rights than an unsecured creditor of the Company.

17.    No Employment/Service Rights.  Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Committee, nor any provision of the Plan itself, shall be construed so as to grant any person the right to remain in the employ of the Company or a Participating Subsidiary for any period of specific duration, and does not affect any right the Company or a Participating Subsidiary may have to terminate such person’s employment at any time, with or without cause (provided this is in accordance with applicable laws). Under no circumstances will any Employee ceasing to be an employee or executive director be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan which he or she might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.

18.    Commencement of Plan.  This Plan shall commence on July 1, 2008.

19.    Government Approvals or Consents.  This Plan and any offering and sales of Common Shares to Employees under it are subject to any governmental or regulatory approvals or consents that may be or become applicable in connection therewith.

20.    Amendment of the Plan.  The Committee may amend the Plan at any time, including, without limitation, to make such changes as may be necessary or desirable, in the opinion of counsel for Max Capital, to comply with the rules or regulations of any governmental authority, or to be eligible for tax benefits under the Code or the laws of any state; provided, however, once the Plan has been approved by the Company’s shareholders, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 423 of the Code.

21.    Termination of the Plan.  The Committee may terminate the Plan at any time. If the Plan terminates at the end of an Offering Period, the amount remaining in each Participant’s ESPP Balance shall be used to purchase Common Shares on the last Trading Day of the Offering Period and cash, if any, remaining in a Participant’s ESPP Balance shall be refunded to him or her. If the Plan terminates prior to the end of an Offering Period, the Participant’s entire ESPP Balance shall be distributed to such Participant in cash as soon as practicable after such termination.

22.    Section 423 of the Code.  The Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Code.

23.    Governing Law.  The Plan shall be governed by, and construed in accordance with, the laws of the State of New York (excluding the conflict of laws rules).

24.    Shareholder Approval.  The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.

EXHIBIT A

[Enrollment Form]

ANNEX C

MAX CAPITAL GROUP LTD.
EMPLOYEE STOCK PURCHASE PLAN
FOR NON-U.S. TAXPAYERS
Effective July 1, 2008

1    Purpose of the Plan.  The purpose of this Employee Stock Purchase Plan for Non-U.S. Taxpayers (the “Plan”) is to encourage and enable Employees of Max Capital Group Ltd. (“Max Capital” or the “Company”) and its Participating Subsidiaries who are not U.S. taxpayers to acquire proprietary interests in Max Capital through the ownership of Common Shares. This form of compensation is designed to establish a closer identification of Participants’ interests with those of Max Capital by providing them with a more direct means of participating in Max Capital’s growth and earnings which, in turn, will provide an incentive for Participants to remain with and to give greater effort on behalf of Max Capital.

2    Definitions.  The following words or terms, when used herein, shall have the following respective meanings:

a.    “Account” shall mean an account maintained by the Transfer Agent into which Common Shares purchased with accumulated payroll deductions at the end of the Offering Period are held on behalf of a Participant. A Participant’s Account is comprised of a Restricted Subaccount and an Unrestricted Subaccount.

b.    “Active Service” shall mean and refer to the state of being paid for services performed or paid while absent for sickness, vacation, holidays or paid leave of absence, but shall not include termination or severance payments.

c.    “Affiliate” shall mean any person or entity which, directly or indirectly, through any one or more intermediaries owns or controls, is owned or controlled by, or is under common ownership or control with the Company.

d.    “Board” shall mean the Board of Directors of Max Capital.

e.    “Change in Control” shall mean:

(i)  Any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of the Company or Max Bermuda Ltd.;

(ii)  Any “person” as such term is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is or becomes, directly or indirectly, the “beneficial owner” as defined in Rule 13d-3 under the Exchange Act of securities of the Company that represent 51% or more of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2(e), the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (IV) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(e)(iv)(A) and 2(e)(iv)(B), (V) any acquisition involving beneficial ownership of less than 50% of the then-outstanding Common Shares (the “Outstanding Company Common Shares”) or the Outstanding Company Voting Securities that is determined by the Board, based on review of public disclosure by the acquiring Person with respect to its passive investment intent, not to have a purpose or effect of changing or influencing the control of the Company; provided, however, that for purposes of this clause (V), any such acquisition in connection with (x) an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents or (y) any “Business Combination” (as defined below) shall be presumed to be for the purpose or with the effect of changing or influencing the control of the Company;

(iii)  During any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board together with any individuals subsequently elected to the Board whose nomination by the shareholders of the Company was approved by a vote of the then incumbent Board (i.e. those members of the Board who either have been directors from the beginning of such two-year period or whose election or nomination for election was previously approved by the Board as provided in this Section 2(e)(iii)) cease for any reason to constitute a majority of the Board;

(iv)  The Board or the shareholders of the Company approve and consummate a merger, amalgamation or consolidation (a “Business Combination”) of the Company with any other corporation, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Shares and the Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(v)  The Board or shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one or a series of transactions) of all or substantially all of the Company’s assets.

f.    “Code” shall mean the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

g.    “Committee” shall mean and refer to the committee appointed by the Board to administer this Plan or, if no such Committee is appointed, shall mean the Board.

h.    “Common Shares” shall mean and refer to common shares, $1.00 par value, of Max Capital.

i.    “Data Recipients” shall have the meaning set forth in Section 24 hereof.

j.    “Eligible Compensation” shall mean and refer to an Employee’s annual rate of base pay as determined by the Committee. Base pay includes gross straight time, sick pay, vacation pay or holiday pay, as the case may be, after any other payroll deductions, but excludes overtime, commissions, bonuses and other forms of variable compensation.

k.    “Employee” shall mean and refer to a person regularly employed by Max Capital or one of its Participating Subsidiaries other than (a) an employee who was not employed by Max Capital or one of its Participating Subsidiaries on the date which is fifteen (15) calendar days prior to the Offering Date or (b) an employee who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code either owns shares and/or holds Options to purchase shares representing five percent (5%) or more of the total combined voting power or value of all classes of shares of Max Capital or any of its Subsidiaries or, as a result of being granted an Option under this Plan with respect to such Offering Period would own shares and/or Options to purchase shares possessing five percent (5%) or more of the total, combined voting power or value of all classes of shares of Max Capital or any of its Subsidiaries.

l.    “Enrollment/Change Form” means an agreement substantially in the form attached hereto as Exhibit A (as it may be updated or replaced from time to time) pursuant to which an Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

m.    “Enrollment Period” shall mean and refer to the period of time prescribed in any offering of Common Shares made under this Plan beginning on the first day Employees may elect to participate in the Offering Period to purchase Common Shares and ending on the last day such elections to participate are authorized to be received and accepted.

n.    “ESPP Balance” shall mean and refer to the funds accumulated during the Offering Period with respect to an individual Participant as a result of deductions from such Participant’s paycheck during the Offering Period for the purpose of purchasing Common Shares under this Plan.

o.    “Fair Market Value” shall mean and refer to the closing sales price for Common Shares traded on the Nasdaq Global Select Market.

p.    “Holding Period” shall mean a period of twelve (12) months following the end of an Offering Period, or such longer or shorter period of time as may be established by the Committee or its appropriate delegate, during which the Common Shares purchased during such Offering Period are held in a Restricted Subaccount and may not be sold or otherwise disposed of without the Committee’s prior written consent.

q.    “Max Capital” shall mean and refer to Max Capital Group Ltd.

r.    “Offering Date” shall mean the first Trading Day of each Offering Period as designated by the Committee.

s.    “Offering Period” shall mean a period of six months commencing on each of January 1 and July 1 of each year, or such other period of time established in advance by the Committee or its appropriate delegate, during which installment payments shall be credited to each Participant’s ESPP Balance for the purchase of Common Shares pursuant to an offering made under this Plan. The Committee shall have the discretion to terminate an Offering Period at any time and either refund amounts in each Participant’s ESPP Balance or require Participants to purchase Common Shares on such earlier Trading Date as may be designated by the Committee in connection with such termination. In no event shall an Offering Period extend for more than 27 months.

t.    “Option” or “Options” shall mean and refer to the right or rights granted to Employees to purchase Common Shares pursuant to an offering made under this Plan.

u. “Outstanding Election” shall mean the then current election to purchase Common Shares in an offering under this Plan, or that part of such an election, which has not been cancelled (including voluntary cancellation by the Participant under Section 9 hereof and deemed cancellations under Section 15 hereof) prior to the close of business on the last Trading Day of the Offering Period.

v.    “Participant” shall mean an Employee who (a) has become a participant in the Plan pursuant to Section 6 and (b) has not ceased to be a participant pursuant to Section 9 or Section 15.

w.    “Participating Subsidiary” shall mean any Subsidiary which has been authorized by the Board or the Committee to participate in the Plan.

x.    “Purchase Price Per Common Share” shall be the lesser of (i) ninety percent (90%) of the Fair Market Value on the Offering Date or (ii) ninety percent (90%) of the Fair Market Value on the last Trading Day of the Offering Period; provided, however, the Purchase Price Per Common Share will in no event be less than the par value of the Common Shares.

y.    “Restricted Subaccount” shall mean a subaccount of the Account maintained by the Transfer Agent into which the Common Shares purchased with accumulated payroll deductions at the end of an Offering Period shall be deposited until the expiration of the Holding Period.

z.    “Subsidiary” shall mean any corporation (other than Max Capital) in an unbroken chain of corporations beginning with Max Capital if, at the Offering Date of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

aa.    “Trading Day” shall mean a day on which the Nasdaq Global Select Market is open for trading.

bb.    “Transfer Agent” shall mean a transfer agent (or its designee) selected by the Committee to maintain Accounts on behalf of Participants who have purchased Common Shares pursuant to the Plan.

cc.    “Unrestricted Subaccount” shall mean a subaccount of the Account maintained by a Transfer Agent into which the Common Shares purchased at the end of an Offering Period shall be transferred following the expiration of the Holding Period.

3    Shares Reserved for Plan.  On July 27, 2007, a total of 300,000 Common Shares of Max Capital were reserved as authorized and unissued for this Plan and the Max Capital Group Ltd. Employee Stock Purchase Plan for U.S. Taxpayers (the “Qualified Plan”). The Common Shares so reserved may be issued and sold pursuant to one or more offerings under this Plan and the Qualified Plan.

In the event of a subdivision or combination of the Common Shares, (i) the maximum number of Common Shares which may thereafter be issued and sold under the Plan and the Qualified Plan and the number of Common Shares under elections to purchase at the time of such subdivision or combination will be proportionately increased or decreased, (ii) the terms relating to the price at which Common Shares under elections to purchase will be sold will be appropriately adjusted, and (iii) such other action will be taken as in the opinion of the Committee is appropriate under the circumstances. In the case of reclassification or other changes in the Common Shares, the Committee will make appropriate adjustments.

The number of Common Shares which a Participant may purchase in an offering under the Plan may be reduced in the event the offering is over-subscribed. No Option granted to an Employee in an offering under the Plan shall permit a Participant to purchase Common Shares which, if added together with the total number of Common Shares purchased by all other Participants in such offering, would exceed the total number of Common Shares remaining available under the Plan on the Offering Date of such offering. As of the close of business on the last Trading Day of the Offering Period in an offering, the number of Common Shares which all Participants have elected to purchase under Outstanding Elections shall be counted. If the total number of Common Shares which all Participants in the Plan and participants in the Qualified Plan have elected to purchase under Outstanding Elections in the offering exceeds the number of Common Shares remaining available under the Plan and the Qualified Plan, the number of Common Shares for which each such Outstanding Election is effective shall be reduced on a pro rata basis, and the total number of Common Shares which may be purchased pursuant to all such Outstanding Elections shall not exceed the total number of Common Shares remaining available under the Plan and the Qualified Plan.

All Common Shares available to be sold in any offering under this Plan in excess of the total number of Common Shares purchased by Participants in any such offering shall continue to be reserved for this Plan and the Qualified Plan and shall be available for inclusion in any subsequent offering under this Plan and the Qualified Plan.

4    Administration of the Plan.  This Plan shall be administered by the Board or by a Committee appointed by the Board (consisting of not less than three members of the Board who are not eligible to participate in this Plan and one of whom shall be designated as Chairman of the Committee) or the Committee’s delegates. The Committee is vested with full authority to make, administer and interpret such equitable rules and regulations regarding this Plan, to make amendments to the Plan itself, as it may deem advisable, to delegate its administrative authority, and to implement minimum and maximum contribution rates. The Committee also has the power to exclude otherwise eligible Employees if it determines that employees of a Participating Subsidiary are not eligible to participate because such participation would not be permitted under applicable laws or would be unduly burdensome as a result of constraints imposed by local law. The Committee’s determinations as to the interpretation and operation of this Plan shall be final and conclusive.

The Committee may act by a majority vote at a regular or special meeting or by a decision reduced to writing and signed by all members of the Committee without holding a formal meeting.

Vacancies in the membership of the Committee arising from death, resignation, removal or other inability to serve shall be filled by appointment by the Board.

5    Grant of Option; Limitations.

a.    Grant of Option.  The Committee may from time to time grant or provide for the grant of an Option in each Offering Period as selected by the Committee. On each Offering Date, this Plan shall be deemed to have granted to the Employee an Option to purchase, at the Purchase Price Per Common Share, as many Common Shares as the Employee will be able to purchase with the payroll deductions credited to the participating Employee’s ESPP Balance during his or her participation in that Offering Period (subject to the limitations set forth herein and such minimum and maximum limits as the Committee may impose). No fractional shares will be issued. Any remaining amount of a Participant’s ESPP Balance that remains after the end of an Offering Period because it was insufficient to purchase a full Common Share shall be automatically credited to the Participant’s ESPP Balance for the next succeeding Offering Period unless the Participant withdraws from the Plan, in which case any cash amount shall be paid to the Participant.

b.    Limit on Number of Common Shares Purchasable.  Notwithstanding the above, the maximum number of Common Shares a Participant may purchase during each Offering Period shall be 2,500 Common Shares (subject to the limitations set forth herein). In addition to the limits on a Participant’s participation in the Plan set forth herein, the Committee in its sole discretion may establish new or change existing limits on the number of Common Shares a Participant may elect to purchase with respect to any Offering Period if such limit is announced prior to the beginning of the first Offering Period to be affected.

c.    Limit on Value of Shares Purchased.  Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an Option to purchase Common Shares under this Plan which permits his or her rights to purchase Common Shares under all such plans of Max Capital and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars (U.S. $25,000) of the Fair Market Value of such Common Shares (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time.

d.    Highly Compensated Employees May Be Excluded.  The Committee may determine, as to any offering of Common Shares made under this Plan, that the offer will not be extended to highly compensated Employees (highly compensated Employees to be determined by the Committee in accordance with Section 414(q) of the Code).

e.    Prohibition Against Providing Financial Assistance Under Certain Circumstances.  Notwithstanding any other provision herein, no Common Shares shall be purchased during an Offering Period if on or prior to the last Trading Date of such Offering Period, the Committee, in its reasonable discretion, determines that if such purchase were to be permitted, the Company would not be able to pay its liabilities as they become due.

6    Participation in the Plan.  Participation in the Plan is voluntary with respect to each offering. An Employee may become a Participant by completing the prescribed Enrollment/Change Form and submitting such form to the Company, or to such other entity designated by the Company for this purpose, pursuant to the enrollment procedures established by the Company prior to the Offering Date to which it relates. The Enrollment/Change Form may be completed at any time after the Employee becomes eligible to participate in the Plan, and will be effective as of the Offering Date next following the receipt of a properly completed Enrollment/Change Form by the Company (or the Company’s designee).

7    Automatic Re-Enrollment.  At the termination of each offering, each Participant who continues to be eligible to participate in the Plan shall be automatically re-enrolled in the next offering, unless the Participant has withdrawn from the Plan in accordance with Section 9 hereof or is otherwise ineligible to participate in the next offering. Upon a termination of the Plan as a whole, any amount remaining in a Participant’s ESPP Balance shall be refunded to him or her as soon as practicable thereafter.

The Company may require Employees to complete and submit a new Enrollment/Change Form at any time it deems necessary or desirable to facilitate Plan administration (including during the Offering Period to which the Enrollment/Change Form relates) or for any other reason.

8    Payroll Deductions and Adjustments to Deductions.  At the time an Employee submits his or her authorization for a payroll deduction (by completing an Enrollment/Change Form), he or she shall elect to have a designated percentage (not less than one percent (1%)) of Eligible Compensation deducted on each payday during the time the Employee is a participant in an offering. The Employee may withdraw his or her initial Enrollment/Change Form before the Offering Period commences by completing the “Notice of Withdrawal” section of the Enrollment/Change Form and submitting it to the Company (or the Company’s designee) prior to the Offering Date for such Offering Period.

Payroll deductions for Participants shall commence on the Offering Date (or as soon as administratively practicable thereafter) and shall continue through subsequent offerings pursuant to Section 7. All payroll deductions authorized by a Participant shall be credited to the Participant’s ESPP Balance under the Plan. A Participant may not make any separate cash payment into such ESPP Balance.

A Participant may elect to increase or decrease his or her rate of payroll deductions with respect to future Offering Periods by completing the “Payroll Deduction Change” section of the Enrollment/Change Form and submitting it to the Company (or the Company’s designee) at any time prior to the Offering Date for such Offering Period. Such adjustment to the Participant’s payroll deduction will remain in effect for successive offerings unless participation is earlier withdrawn by the Participant as provided in Section 9 hereof or until the Participant’s termination of employment or the Participant is otherwise ineligible to participate in the Plan. A Participant may not elect to decrease his or her rate of payroll deductions to less than one percent (1%) of Eligible Compensation other than in connection with a withdrawal pursuant to Section 9 hereof.

Notwithstanding the foregoing, the Company may adjust the Participant’s payroll deductions at any time during an Offering Period to the extent necessary to comply with the limitations of Section 5 hereof. Beginning with the next calendar year’s first offering, payroll deductions will recommence and be made in accordance with the Outstanding Election prior to such Company adjustment, unless the Participant withdraws in accordance with Section 9 or is otherwise ineligible to participate in such offering.

9    Withdrawal from Offering Period After Offering Date.  A Participant may withdraw from an offering after the applicable Offering Date, in whole but not in part, at any time prior to the first day of the last calendar month of such Offering Period by completing the “Notice of Withdrawal” section of the Enrollment/Change Form and submitting it to the Company (or the Company’s designee). If a Participant withdraws from an offering, the Participant’s Option for such offering will automatically be terminated, and the Company will refund in cash the Participant’s ESPP Balance for such offering as soon as practicable thereafter.

The Participant’s withdrawal from a particular offering shall be irrevocable. If an Employee wishes to participate in a subsequent offering, he or she will be required to re-enroll in the Plan by completing a new Enrollment/Change Form in accordance with Section 6.

10    Method of Payment.  Each Employee electing to purchase Common Shares shall authorize the withholding of a certain percentage of Eligible Compensation from his or her pay each payroll period during the Offering Period. Such deductions shall be in uniform periodic amounts in conformity with his or her employer’s payroll deduction schedule (subject to adjustments made in accordance with this Plan). The amount of each Participant’s payroll deductions shall be credited to such Participant’s ESPP Balance and used to purchase Common Shares on the last Trading Day of the Offering Period.

If in any payroll period a Participant has no pay or his or her pay is insufficient (after other authorized deductions) to permit deduction of the full amount of his or her installment payment, then (i) the installment payment for such payroll period shall be reduced to the amount of pay remaining, if any, after all other authorized deductions, and (ii) the dollar amount of Eligible Compensation shall be deemed to have been reduced by the amount of the reduction in the installment payment for such payroll period. Deductions of the full amount originally elected by the Participant will recommence when his or her pay is sufficient to permit such deductible amount; provided, however, no additional amounts will be deducted to satisfy the Outstanding Election.

11    Holding Period.  Promptly following the end of each Offering Period, the Common Shares purchased by each Participant pursuant to the Plan shall be deposited into the Participant’s Restricted Subaccount. A Participant will not be permitted to sell or otherwise dispose of the Common Shares while they are held in the Restricted Subaccount. Once the Holding Period has been satisfied, the Common Shares will be automatically transferred into the Unrestricted Subaccount and the Participant will be free to sell or otherwise dispose of the Common Shares, subject to any applicable transaction fees (although the Participant will not be permitted to transfer the Common Shares from his or her Unrestricted Account to another broker for a period of six (6) months following the end of the Holding Period (or such shorter or longer period as may be established by the Committee)). Notwithstanding the foregoing, in the event of a Change in Control, the Holding Period shall no longer apply and all Common Shares in such Participant’s Restricted Subaccount shall be automatically transferred to the Participant’s Unrestricted Subaccount (and the six (6)-month (or other applicable period) restriction described above shall not apply).

12    Interest on Payments.  No interest shall be paid on sums withheld from a Participant’s pay for the purchase of Common Shares under this Plan.

13    Rights as Shareholder.  A Participant will become a shareholder with respect to Common Shares that are purchased pursuant to Options granted under the Plan when such Common Shares are transferred to the Participant on the books and records of Max Capital. In no event may Common Shares be purchased pursuant to an Option more than 27 months after the Offering Date. Ownership of Common Shares purchased under the Plan will be entered on the books and records of Max Capital as soon as administratively practicable after payment for the Common Shares has been received in full by Max Capital. Common Shares purchased by a Participant under the Plan will be issued to such Participant’s Account as soon as practicable after such Participant becomes a shareholder. A Participant will have no rights as a shareholder with respect to Common Shares for which an election to purchase has been made under the Plan until such Participant becomes a shareholder as provided above.

14    Rights to Purchase Common Shares Not Transferable.  A Participant’s rights under his or her election to purchase Common Shares under this Plan may not be sold, pledged, assigned, or transferred in any manner. If a Participant’s rights are sold, pledged, assigned, or transferred in violation of this Section 14, the right to purchase Common Shares of the Participant guilty of such violation shall terminate, and the only right remaining under such Participant’s election to purchase will be to receive a refund of the amount then credited to the Participant’s ESPP Balance.

15    Deemed Cancellations.

a.    Events Constituting a Deemed Cancellation.

(i)  Leave of Absence, Layoff or Temporarily Out of Active Service. A Participant who is granted an unpaid leave of absence, is laid off, or otherwise temporarily out of Active Service during the Offering Period without terminating employment shall be eligible to remain a Participant during such absence, for a period of no longer than 90 days or, if longer, so long as the Participant’s right to reemployment with his or her employer is guaranteed either by statute or contract (but not beyond the last day of the Offering Period). The provisions of Section 10 hereof shall apply if the Participant has no pay or his or her pay is insufficient (after other authorized deductions) to cover the required installment payments during such absence. If a Participant does not return to Active

Service upon the expiration of his or her leave of absence or lay-off or, in any event, within 90 days from the date of his or her leaving Active Service (unless the Participant’s right to reemployment with his or her employer is guaranteed either by statute or contract), his or her election to purchase Common Shares shall be deemed to have been cancelled on the 91st day after such Participant’s leaving Active Service.

(ii)  Termination of Employment. If, before Common Shares have been purchased on behalf of a Participant under the Plan, he or she resigns, is dismissed or transferred to a company other than Max Capital or a Participating Subsidiary, or if the entity by which he or she is employed should cease to be a Participating Subsidiary, his or her election to purchase Common Shares shall be deemed to have been cancelled at that time; provided, however, that the Committee in its sole discretion may in lieu thereof specify that there shall be a “substitution or assumption” (and not a deemed cancellation) of an election to purchase Common Shares if the Committee determines that a company or entity and Max Capital have made satisfactory arrangements for such company or entity to substitute a new option for the Option under such election to purchase, or to assume such Option under such election to purchase Common Shares, by reason of a transaction: (A) that is a corporate merger, amalgamation, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, as defined in Section 424(a) of the Code and regulations thereunder (including a spin-off, split-up or similar transaction); (B) pursuant to which the excess of the aggregate fair market value of the Common Shares subject to the new option immediately after the substitution or assumption over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all Common Shares subject to the Option immediately before the substitution or assumption over the aggregate option price of such Common Shares; and (C) pursuant to which the new option or the assumption of the Option does not give the Participant additional benefits which he or she did not have under the Option.

Death of a Participant. If a Participant dies before Common Shares have been purchased on his or her behalf under the Plan, his or her election to purchase Common Shares shall be deemed to have been cancelled on the date of death. As soon as administratively practicable after the death of a Participant, the amount then credited to the Participant’s ESPP Balance shall be paid in cash to the beneficiary or beneficiaries designated by the Participant on a beneficiary designation form filed with Max Capital before such Participant’s death or, in the absence of an effective beneficiary designation, to the executor, administrator or other legal representative of the Participant’s estate.

b.    Terms and Conditions of a Deemed Cancellation.  In the event that a Participant’s election to purchase Common Shares is deemed to be cancelled as defined above in this Section 15, the Participant shall be withdrawn from Plan participation and cease to be a Participant, and the Company will refund in cash the Participant’s entire ESPP Balance for such offering as soon as administratively practicable thereafter.

c.    Terms and Conditions of a Substitution or Assumption.  If the Committee determines under Section 15(a)(ii) of the Plan to provide a substitution or assumption of Options granted hereunder, the Participant shall have no further rights under this Plan and the Participant’s rights, if any, to his or her ESPP Balance or to purchase any property in lieu of Common Shares shall be governed exclusively by the arrangements effecting such substitution or assumption including any stock purchase plan of the company or entity substituting a new option for an Option or assuming an existing Option.

16    Application of Funds/Funding.  All funds received by Max Capital in payment for Common Shares purchased under this Plan and held by Max Capital at any time may be used for any valid corporate purpose. Participants shall have no interest in the Common Shares purchasable under the Plan until payment has been completed on the last Trading Day of the applicable Offering Period. The Plan provides only an unfunded, unsecured promise by the Company to pay money or property in the future. Except with respect to Common Shares purchased on the last Trading Day of an Offering Period, a Participant shall have no greater rights than an unsecured creditor of the Company.

17    No Employment/Service Rights.  Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Committee, nor any provision of the Plan itself, shall be construed so as to grant any person the right to remain in the employ of the Company or a Participating Subsidiary for any period of specific duration, and does not affect any right the Company or a Participating Subsidiary may have to terminate such person’s employment at any time, with or without cause (provided this is in accordance with applicable laws). Under no circumstances will any Employee ceasing to be an employee or executive director be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan which he or she might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise. By enrolling in the Plan, each Participant acknowledges and agrees that the Option such Participant has been awarded under the Plan, and any other Options the Company may grant in the future, even if such Options are made repeatedly or regularly, and regardless of their amount, (a) are wholly discretionary, are not a term or condition of employment and do not form part of a contract of employment, or any other working arrangement, between the Participant and the Company, (b) do not create any contractual entitlement to receive future Options or to continued employment, and (c) do not form part of salary or remuneration for purposes of determining pension payments or any other purposes, including, without limitation, termination indemnities, severance, resignation, redundancy, bonuses, long-term service awards, pension or retirement benefits, or similar payments, except as otherwise required by applicable law.

18     Commencement of Plan.  This Plan shall commence on July 1, 2008.

19    Government Approvals or Consents.  This Plan and any offering and sales of Common Shares to Employees under it are subject to any governmental or regulatory approvals or consents that may be or become applicable in connection therewith.

20    Amendment of the Plan.  The Committee may amend the Plan at any time, including, without limitation, to make such changes as may be necessary or desirable, in the opinion of counsel for Max Capital, to comply with the rules or regulations of any governmental authority, or to be eligible for tax benefits under the Code or the laws of any state.

21    Termination of the Plan.  The Committee may terminate the Plan at any time. If the Plan terminates at the end of an Offering Period, the amount remaining in each Participant’s ESPP Balance shall be used to purchase Common Shares on the last Trading Day of the Offering Period and cash, if any, remaining in a Participant’s ESPP Balance shall be refunded to him or her. If the Plan terminates prior to the end of an Offering Period, the Participant’s entire ESPP Balance shall be distributed to such Participant in cash as soon as practicable after such termination.

22    Governing Law.  The Plan shall be governed by, and construed in accordance with, the laws of the State of New York (excluding the conflict of laws rules).

23    Shareholder Approval.  The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.

24     Data Privacy (Participants in Ireland).

a.    In order to facilitate the administration of the Plan, it will be necessary for the Company (or its payroll administrators) to collect, hold, and process certain personal information about Participants (including, without limitation, name, home address, telephone number, date of birth, nationality and job detail and details of the Participant’s Option). By enrolling in the Plan, Participants in Ireland consent to the Company (or its payroll administrators) collecting, holding and processing personal data and transferring such data to third parties (collectively, the “Data Recipients”) insofar as is reasonably necessary to implement, administer and manage the Participant’s participation in the Plan.

b.    The Data Recipients will treat the Participants’ personal data as private and confidential and will not disclose such data for purposes other than the management and administration of the Participants’

participation in the Plan and will take reasonable measures to keep such personal data private, confidential, accurate and current.

c.    Where the transfer is to a destination outside the European Economic Area, the Company shall take reasonable steps to ensure that such personal data continues to be adequately protected and securely held. Nonetheless, by enrolling in the Plan, each Participant in Ireland acknowledges that personal information about such Participant may be transferred to a country that does not offer the same level of data protection as Ireland.

d.    Participants may, at any time, view their personal data, require any necessary corrections to it or withdraw the consents referenced in this Section 24 in writing by contacting the Company.

EXHIBIT A

[Enrollment Form]

ANNEX D

Amendments to Bye-Laws

1.    Bye-laws 1(aa), 1(bb), 1(cc) and 1(dd) are hereby renamed Bye-laws 1(bb), 1(cc), 1(dd) and 1(ee), respectively.

2.    Bye-law 1(aa) shall be inserted before bye-law 1(bb) and shall read:

“Treasury Share” means a share of the Company that was or is treated as having been acquired and held by the Company and has been held continuously by the Company since it was so acquired and has not been cancelled.

3.    Bye-law 11(1)(a) is hereby deleted and the following shall be inserted in lieu thereof:

The Company shall have the power to purchase its own shares for cancellation or acquire them as Treasury Shares in accordance with the Act. The Board may exercise all the powers of the Company to purchase or acquire all or any part of its own shares pursuant to the Act. Subject to Section 42A of the Act, if the Board in its absolute and unfettered discretion, on behalf of the Company, determines that ownership of shares of the Company by any Person may result in adverse tax, regulatory or legal consequences to the Company, any of its Subsidiaries or any of the Members, the Company will have the option, but not the obligation, to purchase all or part of the shares of the Company held by such Person (to the extent the Board, in the reasonable exercise of its discretion, determines it is necessary to avoid or cure such adverse consequences) for immediately available funds in an amount equal to the Fair Market Value of such shares on the date the Company sends the Repurchase Notice referred to below (the “Repurchase Price”); provided, that the Board will use reasonable efforts to exercise this option equally among similarly situated Persons (to the extent possible under the circumstances). In that event, the Company will also be entitled to assign its purchase right to a third party or parties including one or more of the other Persons, with the consent of such assignee. Each Person shall be bound by the determination by the Company to purchase or assign its right to purchase such Person’s shares and, if so required by the Company, shall sell the number of shares of the Company that the Company requires it to sell.

4.    Bye-law 11(3) is hereby amended by deleting the first sentence with the following inserted in lieu of:

If the Company redeems, purchases, acquires or exchanges shares pursuant to this Bye-law 11, it shall do so only in a manner that the Board believes would not result, upon consummation of such redemption or purchase, in the number of total Common Shares of any Person, as a percentage of the shares of the Company, increasing to 9.5% or more on an Unadjusted Basis.

5.    Bye-law 51 is hereby amended by inserting the following at the end of the bye-law:

(6)    All the rights attaching to a Treasury Share shall be suspended and shall not be exercised by the Company while it holds such Treasury Share and, except where required by the Act, all Treasury Shares shall be excluded from the calculation of any percentage or fraction of the share capital, or shares, of the Company.

D-1

ANNEX E

MAX CAPITAL GROUP LTD.
2008 STOCK INCENTIVE PLAN

1.     Purpose.  The purpose of the Max Capital Group Ltd. 2008 Stock Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s shareholders.

2.    Definitions.  The following definitions shall be applicable throughout the Plan:

(a)  “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)  “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award, and Performance Compensation Award granted under the Plan.

(c)  “Board” means the Board of Directors of the Company.

(d)  “Business Combination” has the meaning given such term in the definition of “Change in Control.”

(e)  “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement (or the absence of any definition of “Cause” contained therein), (A) the Participant’s commission of, conviction for, plea of guilty or nolo contendere to a felony or a crime involving moral turpitude, or other material act or omission involving dishonesty or fraud, (B) the Participant’s conduct that brings or is reasonably likely to bring the Company or any of its Affiliates into public disgrace or disrepute and that affects the Company’s or any Affiliate’s business in any material way, (C) the Participant’s failure to perform duties as reasonably directed by the Company or the Participant’s material violation of any rule, regulation, policy or plan for the conduct of any service provider to the Company or its Affiliates or its or their business (which, if curable, is not cured within 10 days after notice thereof is provided to the Participant) or (D) the Participant’s gross negligence, willful malfeasance or material act of disloyalty with respect to the Company or its Affiliates (which, if curable, is not cured within 10 days after notice thereof is provided to the Participant). Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(f)  “Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i)  Any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of the Company or Max Bermuda Ltd.;

(ii)  Any “person” as such term is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is or becomes, directly or indirectly, the

“beneficial owner” as defined in Rule 13d-3 under the Exchange Act of securities of the Company that represent 51% or more of the combined voting power of the Company’s then outstanding voting securities (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 2(f), the following acquisitions shall not constitute a Change in Control: (I) any acquisition directly from the Company, (II) any acquisition by the Company, (III) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, (IV) any acquisition by any corporation pursuant to a transaction that complies with Sections 2(f)(iv)(A) and 2(f)(iv)(B), (V) any acquisition involving beneficial ownership of less than 50% of the then-outstanding Common Shares (the “Outstanding Company Common Shares”) or the Outstanding Company Voting Securities that is determined by the Board, based on review of public disclosure by the acquiring Person with respect to its passive investment intent, not to have a purpose or effect of changing or influencing the control of the Company; provided, however, that for purposes of this clause (V), any such acquisition in connection with (x) an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents or (y) any “Business Combination” (as defined below) shall be presumed to be for the purpose or with the effect of changing or influencing the control of the Company;

(iii)  During any period of two (2) consecutive years, the individuals who at the beginning of such period constituted the Board together with any individuals subsequently elected to the Board whose nomination by the shareholders of the Company was approved by a vote of the then incumbent Board (i.e. those members of the Board who either have been directors from the beginning of such two-year period or whose election or nomination for election was previously approved by the Board as provided in this Section 2(f)(iii)) cease for any reason to constitute a majority of the Board;

(iv)  The Board or the shareholders of the Company approve and consummate a merger, amalgamation or consolidation (a “Business Combination”) of the Company with any other corporation, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Shares and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Shares and the Outstanding Company Voting Securities, as the case may be, and (B) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(v)  The Board or shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one or a series of transactions) of all or substantially all of the Company’s assets.

(g)  “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h)  “Committee” means a committee of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board.

(i)  “Common Shares” means the common shares, par value $1.00 per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).

(j)  “Company” means Max Capital Group Ltd., a Bermuda company, and any successor thereto.

(k)  “Confidential Information” means any and all confidential and/or proprietary trade secrets, knowledge, data, or information of the Company including, without limitation, any: (A) drawings, inventions, methodologies, mask works, ideas, processes, formulas, source and object codes, data, programs, software source documents, works of authorship, know-how, improvements, discoveries, developments, designs and techniques, and all other work product of the Company, whether or not patentable or registrable under trademark, copyright, patent or similar laws; (B) information regarding plans for research, development, new service offerings and/or products, marketing, advertising and selling, distribution, business plans and strategies, business forecasts, budgets and unpublished financial statements, licenses, prices and costs, suppliers, customers, customer history, customer preferences, or distribution arrangements; (C) any information regarding the skills or compensation of employees, suppliers, agents, and/or independent contractors of the Company; (D) concepts and ideas relating to the development and distribution of content in any medium or to the current, future and proposed products or services of the Company; (E) information about the Company’s investment program, trading methodology, or portfolio holdings; or (F) any other information, data or the like that is labeled confidential or described as confidential.

(l)  “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(m)  “Effective Date” means May 6, 2008.

(n)  “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

(o)  “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates).

(p)  “Exchange Act” has the meaning given such term in the definition of “Change in Control,” and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(q)  “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(r)  “Fair Market Value” means, as of any date, the value of Common Shares determined as follows:

(i)  If the Common Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, the Fair Market Value will be the closing sales price for such shares (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)  If the Common Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Common Share will be the mean between the high bid and low asked prices for the Common Shares on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)  In the absence of an established market for the Common Shares, the Fair Market Value will be determined in good faith by the Administrator.

(s)  “Immediate Family Members” shall have the meaning set forth in Section 16(b).

(t)  “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(u)  “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

(v)  “Intellectual Property Products” shall have the meaning set forth in Section 15(c) of the Plan.

(w)  “Mature Shares” means Common Shares owned by a Participant that are not subject to any pledge or security interest and that have been either previously acquired by the Participant on the open market or meet such other requirements, if any, as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such shares to pay the Exercise Price or satisfy a withholding obligation of the Participant.

(x)  “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(y)  “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(z)  “Option” means an Award granted under Section 7 of the Plan.

(aa)  “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(bb)  “Outstanding Company Common Shares” has the meaning given such term in the definition of “Change in Control.”

(cc)  “Outstanding Company Voting Securities” has the meaning given such term in the definition of “Change in Control.”

(dd)  “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(ee)  “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(ff)  “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

(gg)  “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

(hh)  “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(ii)  “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(jj)  “Permitted Transferee” shall have the meaning set forth in Section 16(b) of the Plan.

(kk)  “Person” has the meaning given such term in the definition of “Change in Control.”

(ll)  “Plan” means this Max Capital Group Ltd. 2008 Stock Incentive Plan.

(mm)  “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(nn)  “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(oo)  “Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(pp)  “SAR Period” has the meaning given such term in Section 8(b) of the Plan.

(qq)  “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(rr)  “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(ss)  “Stock Bonus Award” means an Award granted under Section 10 of the Plan.

(tt)  “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(uu)  “Subsidiary” means, with respect to any specified Person:

any corporation, association or other business entity of which more than 50% of the total voting power of shares of Outstanding Company Voting Securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or shareholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and

any partnership (or any comparable foreign entity (a) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

(vv)  “Substitute Award” has the meaning given such term in Section 5(e).

3.    Effective Date; Duration.  The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.     Administration.  (a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.

(b)  Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)  The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d)  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

(e)  No member of the Board, the Committee, delegate of the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bye-Laws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bye-Laws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f)  Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.    Grant of Awards; Shares Subject to the Plan; Limitations.  (a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b)  Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan, the Committee is authorized to deliver under the Plan 4,500,000 shares; (ii) subject to Section 12 of the Plan, grants of Options or SARs under the Plan in respect of no more than 600,000 Common Shares may be made to any single Participant during any calendar year; (iii) subject to Section 12 of the Plan, no more than 600,000 Common Shares may be earned in respect of Performance Compensation Awards granted pursuant to Section 11 of the Plan to any single Participant for a single calendar year during a Performance Period, or in the event such Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the fair market value of 600,000 Common Shares on the last day of the Performance Period to which such Award relates; and (iv) the maximum amount that can be paid to any single Participant in any one calendar year pursuant to a cash bonus Award described in Section 11(a) of the Plan shall be $15,000,000.

(c)  Use of Common Shares to pay the required Exercise Price or tax obligations, or shares not issued in connection with settlement of an Option or SAR or that are used or withheld to satisfy tax obligations of the Participant shall, notwithstanding anything herein to the contrary, not be available again for other Awards under the Plan. Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash are available again for Awards under the Plan.

(d)  Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e)  Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under the Plan.

6.    Eligibility.  Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.    Options.  (a) Generally. Each Option granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b)  Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant and provided further that, notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.

(c)  Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) an Option shall vest and become exercisable with respect to 100% of the Common Shares subject to such Option on the third anniversary of the Date of Grant; (ii) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the Option Period or (B) 90 days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and (iii) both the unvested and the vested portion of an Option shall expire upon the termination of the Participant’s employment or service by the Company for Cause.

(d)  Method of Exercise and Form of Payment. No Common Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or Common Shares valued at the fair market value at the time the

Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided, that such Common Shares are not subject to any pledge or other security interest and are Mature Shares and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a fair market value equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. Any fractional Common Shares shall be settled in cash.

(e)  Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Shares before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.

(f)  Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

8.     Stock Appreciation Rights.  (a) Generally. Each SAR granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b)  Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement: (i) a SAR shall vest and become exercisable with respect to 100% of the Common Shares subject to such SAR on the third anniversary of the Date of Grant; (ii) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for (A) one year following termination of employment or service by reason of such Participant’s death or disability (as determined by the Committee), but not later than the expiration of the SAR Period or (B) 90 days following termination of employment or service for any reason other than such Participant’s death or disability, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and (iii) both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant’s employment or service by the Company for Cause.

(c)  Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the fair market value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(d)  Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the fair market value of one Common Share on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in Common Shares valued at fair market value, or any combination thereof, as determined by the Committee. Any fractional Common Share shall be settled in cash.

9.     Restricted Stock and Restricted Stock Units.  (a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

(b)  Restricted Accounts; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company.

(c)  Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award agreement: (i) the Restricted Period shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units on the third anniversary of the Date of Grant; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.

(d)  Delivery of Restricted Stock and Settlement of Restricted Stock Units. (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a fair market value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award agreement).

(ii)  Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the fair market value of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.

10.    Stock Bonus Awards.  The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under the Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement.

11.    Performance Compensation Awards.  (a) Generally. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(b)  Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c)  Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing) and shall include the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or revenue growth; (iv) gross profit or gross profit growth; (v) operating profit (before or after taxes); (vi) return measures (including, but not limited to, return on assets, capital, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (viii) earnings before or after taxes, interest, depreciation and/or amortization; (ix) gross or operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets; (xiii) margins; (xiv) operating efficiency; (xv) objective measures of customer satisfaction; (xvi) working capital targets; (xvii) measures of economic value added; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) debt levels and net debt; (xxii) combined ratio; (xxiii) timely launch of new facilities; (xxiv) client retention; (xxv) employee retention; (xxvi) timely completion of new product rollouts; and (xxvii) objective measures of personal targets, goals or completion of projects. Any one or more of the Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

(d)  Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining shareholder approval. The Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company’s fiscal year.

(e)  Payment of Performance Compensation Awards. (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)  Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii)  Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula.

The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv)  Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in the Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f)  Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed.

12.    Changes in Capital Structure and Similar Events.  In the event of (a) any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i)  adjusting any or all of (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii)  providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

(iii)  canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the fair market value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13.    Effect of Change in Control.  Except to the extent otherwise provided in an Award agreement, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, the Committee may provide that, with respect to all or any portion of a particular outstanding Award or Awards:

(a)  the then outstanding Options and SARs shall become immediately exercisable as of a time prior to the Change in Control;

(b)  the Restricted Period shall expire as of a time prior to the Change in Control (including without limitation a waiver of any applicable Performance Goals);

(c)  Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee; and

(d)  the Awards previously deferred shall be settled in full as soon as practicable.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) through (d) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Shares subject to their Awards.

14.    Amendments and Termination.  (a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that (i) no amendment to Section 11(c) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without shareholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

(b)  Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.

15.    Restrictive Covenants.  (a) Confidentiality. By accepting an Award under the Plan, and as a condition thereof, each Participant agrees not to, at any time, either during their employment or thereafter, divulge, use, publish or in any other manner reveal, directly or indirectly, to any person, firm, corporation or any other form of business organization or arrangement, and to keep in the strictest confidence any Confidential Information, except (i) as may be necessary to the performance of the Participant’s duties to the Company, (ii) with the Company’s express written consent, (iii) to the extent that any such information is in or becomes in the public domain other than as a result of the Participant’s breach of any of his or her obligations under this Section 15(a), or (iv) where required to be disclosed by court order, subpoena or other government process and in such event, the Participant shall cooperate with the Company in attempting to keep such information confidential to the maximum extent possible. Upon the request of the Company or an Affiliate, the Participant agrees to promptly deliver to the Company the originals and all copies, in whatever medium, of all such Confidential Information.

(b)  Non-Disparagement. By accepting an Award under the Plan, and as a condition thereof, the Participant acknowledges and agrees that he or she will not defame or publicly criticize the services, business, integrity, veracity or personal or professional reputation of the Company, including its officers, directors, partners, executives or agents, in either a professional or personal manner at any time during or following his or her employment.

(c)  Post-Employment Property. By accepting an Award under the Plan, and as a condition thereof, the Participant agrees that any work of authorship, invention, design, discovery, development, technique, improvement, source code, hardware, device, data, apparatus, practice, process, method or other work product whatever (whether patentable or subject to copyright, or not, and hereinafter collectively called “discovery”) related to the business of the Company that the Participant, either solely or in collaboration with others, has made or may make, discover, invent, develop, perfect, or reduce to practice during his or her employment, whether or not during regular business hours and created, conceived or prepared on the Company’s premises or otherwise shall be the sole and complete property of the Company. More particularly, and without limiting the foregoing, the Participant agrees that all of the foregoing and any (i) inventions (whether patentable or not, and without regard to whether any patent therefor is ever sought), (ii) marks, names, or logos (whether or not registrable as trade or service marks, and without regard to whether registration therefor is ever sought), (iii) works of authorship (without regard to whether any claim of copyright therein is ever registered), and (iv) trade secrets, ideas, and concepts ((i) — (iv) collectively, “Intellectual Property Products”) created, conceived, or prepared on the Company’s premises or otherwise, whether or not during normal business hours, shall perpetually and throughout the world be the exclusive property of the Company, as shall all tangible media (including, but not limited to, papers, computer media of all types, and models) in which such Intellectual Property Products shall be recorded or otherwise fixed. The Participant further agrees promptly to disclose in writing and deliver to the Company all Intellectual Property Products created during his or her engagement by the Company, whether or not during normal business hours. The Participant agrees that all works of authorship created by the Participant during his or her engagement by the Company shall be works made for hire of which the Company is the author and owner of copyright. To the extent that any competent decision-making authority should ever determine that any work of authorship created by the Participant during his or her engagement by the Company is not a work made for hire, by accepting an Award, the Participant assigns all right, title and interest in the copyright therein, in perpetuity and throughout the world, to the Company. To the extent that this Plan does not otherwise serve to grant or otherwise vest in the

Company all rights in any Intellectual Property Product created by the Participant during his or her engagement by the Company, by accepting an Award, the Participant assigns all right, title and interest therein, in perpetuity and throughout the world, to the Company. The Participant agrees to execute, immediately upon the Company’s reasonable request and without charge, any further assignments, applications, conveyances or other instruments, at any time, whether or not the Participant is engaged by the Company at the time such request is made, in order to permit the Company and/or its respective assigns to protect, perfect, register, record, maintain, or enhance their rights in any Intellectual Property Product; provided, that, the Company shall bear the cost of any such assignments, applications or consequences. Upon termination of the Participant’s employment by the Company for any reason whatsoever, and at any earlier time the Company so requests, the Participant will immediately deliver to the custody of the person designated by the Company all originals and copies of any documents and other property of the Company in the Participant’s possession, under the Participant’s control or to which he or she may have access. For purposes of this Section 15, the term “Company” shall include the Company and its Affiliates.

16.    General.  (a) Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee.

(b)  Nontransferability. (i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)  Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement. (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)  The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

(c)  Tax Withholding. (i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii)  Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest and are Mature Shares) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

(d)  No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e)  International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(f)  Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g)  Termination of Employment/Service. Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.

(h)  No Rights as a Stockholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.

(i)  Government and Other Regulations. (i) The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)  The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate fair market value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise

Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(j)  Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k)  Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l)  No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m)  Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(n)  Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o)  Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and performed wholly within the State of New York, without giving effect to the conflict of laws provisions thereof.

(p)  Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(q)  Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation,

consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r)  Code Section 162(m) Approval. If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be disclosed and reapproved by shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved such provisions, in each case in order for certain Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code. Nothing in this clause, however, shall affect the validity of Awards granted after such time if such shareholder approval has not been obtained.

(s)  Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(t)  Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, shareholder or other agreements, as it may determine in its sole and absolute discretion.

(u)  Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares under any Award made under the Plan.

*   *  *

As adopted by the Board of Directors of Max Capital Group Ltd. on February 12, 2008.

IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE COMMON SHARES REPRESENTED THEREBY WILL BE VOTED. IF A CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE SHARES WILL BE VOTED ACCORDINGLY. IF NOT OTHERWISE SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
1A.	To elect Willis T. King to the Board of Directors of Max Capital Group Ltd. to serve until the annual meeting of shareholders in 2011.	☐	☐	☐	2.	To authorize the election of Peter A. Minton to the Board of Directors of Max Bermuda Ltd. to serve until the annual meeting of shareholders in 2011.	☐	☐	☐	5.	To approve the Max Capital Group Ltd. 2008 Employee Stock Purchase Plans.	☐	☐	☐
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
1B.	To elect James H. MacNaughton to the Board of Directors of Max Capital Group Ltd. to serve until the annual meeting of shareholders in 2011.	☐	☐	☐	3.	Auditors. To ratify the appointment of KPMG, Hamilton, Bermuda as independent auditors of Max Capital Group Ltd. for 2008.	☐	☐	☐	6.	To approve an amendment to Max Capital Group Ltd.’s bye-laws to permit for the holding of treasury shares by Max Capital Group Ltd.	☐	☐	☐
		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
1C.	To elect Peter A Minton to the Board of Directors of Max Capital Group Ltd. to serve until the annual meeting of shareholders in 2011.	☐	☐	☐	4.	Auditors. To authorize the ratification of the appointment of KPMG, Hamilton, Bermuda as independent auditors for Max Bermuda Ltd. for 2008.	☐ FOR	☐ AGAINST	☐ ABSTAIN	7.	To approve the Max Capital Group Ltd. 2008 Stock Incentive Plan.	☐	☐	☐
		FOR	AGAINST	ABSTAIN
1D.	To elect Steven M. Skala to the Board of Directors of Max Capital Group Ltd. to serve until the annual meeting of shareholders in 2011.	☐	☐	☐

IN WITNESS WHEREOF, the undersigned has executed this Proxy on this ________ day of __________________ 2008.

Business Entity: _________________________________________
(Print name of corporation, partnership or other business entity)

By: ________________________________________________
Name:
Title:
Individual: __________________________________________
(Print name of individual)
___________________________________________________
(Signature)
In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

In the case of joint tenancies, co-executors or co-trustees, all should sign. Persons signing as attorney, executor, administrator, trustee or guardian should indicate their full title.
  FOLD AND DETACH HERE  

Vote by Internet or Mail
 24 Hours a Day, 7 Days a Week
Internet voting is available through 1:00 PM Atlantic Time
on the day prior to annual meeting.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.proxyvoting.com/mxgl Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet,
you do NOT need to mail back your proxy card.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

You can view the Annual Report and Proxy Statement
on the Internet at http:/ /bnymellon.mobular.net/bnymellon/mxgl

PROXY

Max Capital Group Ltd.

ANNUAL GENERAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Sarene A. Bourdages and Rachael M. Lathan, and each of them, as proxies of the undersigned, each with full power to act without the other and with full power of substitution, to vote all the Common Shares of Max Capital Group Ltd. held in the name of the undersigned at the close of business on February 29, 2008, at the Annual General Meeting of Shareholders to be held on May 5, 2008, at 1:00 p.m. (Atlantic Time), and at any adjournment thereof, with all the powers the undersigned would have if personally present, as set forth below.

Address Change/Comments (Mark the corresponding box on the reverse side)

 FOLD AND DETACH HERE 

You can now access your Max Capital Group Ltd. account online.

Access your Max Capital Group Ltd. shareholder account online via Investor ServiceDirect® (ISD).

The transfer Agent for Max Capital Group Ltd., now makes it easy and convenient to get current information on your shareholder account.

•	View account status	•	View payment history for dividends
•	View certificate history	•	Make address changes
•	View book-entry information	•	Obtain a duplicate 1099 tax form
		•	Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner

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